UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
     [ ]    Preliminary Proxy Statement
     [ ]    Confidential, for Use of the Commission Only (as permitted by Rule
            14a-6(e)(2))
     [X]    Definitive Proxy Statement
     [ ]    Definitive Additional Materials
     [ ]    Soliciting Material Pursuant to Rule 14a-12

                             MTM TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

    [X]     No fee required.

    [ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
            0-11.

       (1)  Title of each class of securities to which transaction applies:
       (2)  Aggregate number of securities to which transaction applies:
       (3) Per unit price or underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):
       (4)  Proposed maximum aggregate value of transaction:
       (5)  Total fee paid:

   [ ]      Fee paid previously with preliminary materials.

   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount previously paid:
       (2)  Form, Schedule or Registration Statement No.:
       (3)  Filing Party:
       (4)  Date Filed:

                             MTM TECHNOLOGIES, INC.
                                850 CANAL STREET
                           STAMFORD, CONNECTICUT 06902

                            NOTICE OF SPECIAL MEETING
                           TO BE HELD ON JUNE 23, 2005

To the Shareholders of MTM Technologies, Inc.:

NOTICE IS HEREBY GIVEN that a special meeting of Shareholders (the "Special Meeting") of MTM Technologies, Inc., a New York corporation (the "Company"), will be held on June 23, 2005 at the offices of Thelen Reid & Priest LLP, counsel to the Company, located at 875 Third Avenue, New York, New York 10022, commencing at 9:00 a.m. (local time) for the purposes listed below.

1. Approval of:

     (i) the conversion of the Series A-4 Notes in an aggregate principal amount of $25,000,000 into 7,692,308 shares of our newly designated Series A-4 Convertible Preferred Stock, par value $0.001 per share (the "Series A-4 Preferred Stock"), which is subsequently convertible into our common stock on a share for share basis, or if after shareholder approval, the issuance of 4,615,385 shares of the Series A-4 Preferred Stock (as further explained under the heading "Post Shareholder Approval");

     (ii) the conversion of our Series A-5 Notes in an aggregate principal amount of $15,000,000 (or $19,500,000 as further explained in Proposal No.1 under the heading "Mandatory Purchase or Potential Forfeiture") into 4,615,385 shares (or 6,000,000 shares) of our newly designated Series A-5 Convertible Preferred Stock, par value $0.001 per share (the "Series A-5 Preferred Stock"), which is subsequently convertible into our common stock on a share for share basis, or if after shareholder approval, the issuance of 4,615,385 shares (or 6,000,000 shares) of the Series A-5 Preferred Stock (as further explained under the heading "Post Shareholder Approval"); and

     (iii) the issuance of our Series A-4 Warrants to purchase up to 1,538,461 shares of our common stock at $4.06 per share.

2. Adoption of an amendment to our certificate of incorporation increasing the number of authorized shares of our Preferred Stock by 17,000,000 to allow for the creation of the new Series A-4 Preferred Stock in the amount of 9,000,000 shares and the creation of the new Series A-5 Preferred Stock in the amount of 8,000,000 shares as well as to provide provisions to reflect the issuance of the Series A-4 Warrants.

3. Adoption of an amendment to our certificate of incorporation increasing the series of "blank check" preferred stock from 6,000,000 shares to 9,000,000 shares.

4. Adoption of an amendment to our certificate of incorporation with respect to voting rights of the Series A-1 Convertible Preferred Stock, par value $0.001 per share, the Series A-2 Convertible Preferred Stock, par value $0.001 per share, and the Series A-3 Convertible Preferred Stock, par value $0.001 per share.

5. Adoption of an amendment to our certificate of incorporation with respect to certain matters to be voted on by majority vote of the Series A Preferred Stock.

6. Adoption of an amendment to our certificate of incorporation with respect to certain exemptions to the preemptive rights of holders of the Series A Preferred Stock.

7. Adoption of an amendment to our certificate of incorporation with respect to certain exemptions to required adjustments to the Conversion Price of the Series A Preferred Stock.

Shareholders holding an aggregate of approximately 65% of our Voting Stock have agreed to vote in favor of all of the above Proposals thereby assuring a majority of the votes required to approve such proposals.

Only shareholders of record as of the close of business on April 28, 2005 are entitled to receive notice of and to vote at the Special Meeting and any adjournment thereof. A list of shareholders entitled to vote at the Special Meeting will be available at the Special Meeting for examination by any shareholder.

The foregoing matters are more fully described in the Proxy Statement accompanying this Notice, to which your attention is directed.



By Order of the Board of Directors,


John F. Kohler
Corporate Secretary

Stamford, Connecticut
May 6, 2005

                             MTM TECHNOLOGIES, INC.
                                850 CANAL STREET
                           STAMFORD, CONNECTICUT 06902

                                 PROXY STATEMENT

                                TABLE OF CONTENTS

GENERAL INFORMATION............................................................1
   Introductory Comment........................................................1
   Location of the Special Meeting and Shareholders Entitled to Vote...........1
   Information About This Proxy Statement......................................1
   Information About Voting....................................................2
   Information About Votes Necessary for Action to be Taken....................2
   Stock Ownership of Certain Beneficial Owners................................3
      Beneficial Ownership Table Prior to Shareholder Approval.................5
      Pro Forma Beneficial Ownership Table Immediately Following Shareholder
      Approval................................................................10
FORWARD LOOKING STATEMENTS....................................................17

PROPOSAL NO. 1
APPROVAL OF THE CONVERSION OF THE NOTES (OR ISSUANCE OF THE SERIES A-4
PREFERRED STOCK AND THE SERIES A-5 PREFERRED STOCK IF AFTER SHAREHOLDER
APPROVAL) AND ISSUANCE OF THE SERIES A-4 WARRANTS.............................18

   Background of Proposal No.1................................................18
   Post Shareholder Approval..................................................19
   Use of Proceeds from the Series A-4 and A-5 Financing......................19
   Background to Our Independent Directors Committee Approval of the Series
   A-4 and A-5 Financing......................................................20
   Libra Securities Fairness Opinion..........................................23
   Information About Pequot...................................................34
   Information About Constellation............................................34
   Interest of Certain Persons in Approval of Proposal No. 1..................35
   Changes to the Board of Directors..........................................36
   Certain Risks Associated with the Series A-4 and A-5 Financing.............36
      Growth Strategy.........................................................36
      Dilution................................................................36
      Continued Influence of Pequot...........................................36
      Influence of Constellation..............................................37
      Indebtedness............................................................37
      Antitakeover Effect.....................................................37
      Preferential Rights of the Preferred Stock..............................37
   Terms of the Series A-4 and Series A-5 Notes...............................38
      Interest................................................................38
      Maturity................................................................38
      Automatic Conversion....................................................38
         Mandatory Purchase or Potential Forfeiture...........................39

         Prepayment...........................................................39
         Security Agreements..................................................39
         Subordination........................................................39
         Events of Default....................................................40
      Terms of the Series A-4 Preferred Stock and the Series A-5 Preferred
      Stock...................................................................40
         Rank.................................................................40
         Dividend Rights......................................................40
         Liquidation Rights...................................................41
         Voting and Approval Rights...........................................42
         Conversion...........................................................43
         Preemptive Rights....................................................44
         Restriction on Alienability..........................................44
      Terms of the Series A-4 Warrants........................................44
      Series A-4 and Series A-5 Transaction Documents.........................44
      Terms of the Voting Agreement...........................................44
      Terms of the Amended and Restated Shareholders' Agreement...............45
      Terms of the Registration Rights Agreement..............................46
      Restated Certificate of Incorporation...................................46
      Accounting Treatment....................................................46
      Reason for Approval of Proposal No. 1...................................47
      Effects of a Failure to Approve the Conversion of the Notes and the
      Issuance of the Series A-4 Warrants.....................................47
      Effects on Shareholders Upon Approval of the Conversion of the Notes
      and the Issuance of the Series A-4 Warrants.............................48
      Required Vote...........................................................48
      Recommendation of the Independent Directors Committee...................48

PROPOSAL NO. 2
ADOPT AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION
INCREASING THE NUMBER OF AUTHORIZED SHARES OF OUR PREFERRED STOCK TO ALLOW
FOR THE CREATION OF THE NEW SERIES A-4 PREFERRED STOCK AND THE NEW SERIES
A-5 PREFERRED STOCK AS WELL AS TO PROVIDE PROVISIONS TO REFLECT THE
ISSUANCE OF THE SERIES A-4 WARRANTS...........................................49
   Background of Proposal No. 2...............................................49
   Total Increase Requested in Proposal No. 2 and Proposal No. 3..............49
   Consequences of the Increase in the Preferred Stock........................50
   Reason for Approval of Proposal No. 2......................................51
   Effects of a Failure to Adopt This Proposed Amendment to Our Certificate
   of Incorporation...........................................................51
   Interest of Certain Persons in Approval of Proposal No.2...................51
   Required Vote..............................................................51
   Recommendation of the Independent Directors Committee......................52

PROPOSAL NO. 3
ADOPT AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION INCREASING
THE SERIES OF "BLANK CHECK" PREFERRED STOCK FROM SIX MILLION SHARES
TO NINE MILLION SHARES........................................................53
   Background to Proposal No. 3...............................................53

   Consequences of the Increase in the Blank Check Serial Preferred Stock.....53
   Reason for Approval of Proposal No. 3......................................56
   Effects of a Failure to Adopt This Proposed Amendment to Our
   Certificate of Incorporation...............................................56
   Interest of Certain Persons in Approval of Proposal No. 3..................56
   Required Vote..............................................................57
   Recommendation of the Independent Directors Committee......................57

PROPOSAL NO. 4 ADOPT AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION WITH
RESPECT TO THE VOTING RIGHTS OF THE SERIES A-1 PREFERRED STOCK, THE SERIES
A-2 PREFERRED STOCK AND THE SERIES A-3 PREFERRED
STOCK.........................................................................58
   Background to Proposal No. 4...............................................58
   Reason for Approval of Proposal No. 4......................................58
   Effects on Shareholders Upon Approval of the Amendments Proposed in
   this Proposal No. 4 .......................................................58
   Effects of a Failure to Adopt This Proposed Amendment to Our
   Certificate of Incorporation...............................................58
   Required Vote..............................................................59
   Recommendation of the Board................................................59

PROPOSAL NO. 5 ADOPTION OF AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION
WITH RESPECT TO CERTAIN MATTERS TO BE VOTED ON BY MAJORITY VOTE OF THE
SERIES A PREFERRED STOCK......................................................60
   Background of Proposal No. 5...............................................60
   Reason for Approval of Proposal No. 5......................................62
   Effects on Shareholders Upon Approval of the Amendments Proposed in
   this Proposal No.5  .......................................................62
   Effects of a Failure to Adopt This Proposed Amendment to Our
   Certificate of Incorporation...............................................62
   Interest of Certain Persons in Approval of Proposal No. 5..................62
   Vote Required..............................................................62
   Recommendation of the Independent Directors Committee......................62

PROPOSAL NO. 6 ADOPTION OF AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION
WITH RESPECT TO CERTAIN EXEMPTIONS TO THE PREEMPTIVE RIGHTS OF HOLDERS OF
THE SERIES A PREFERRED STOCK..................................................63
   Background of Proposal No. 6...............................................63
   Reason for Approval of Proposal No. 6......................................63
   Effects on Shareholders Upon Approval of the Amendments Proposed in
   this Proposal No. 6 .......................................................65
   Effects of a Failure to Adopt This Proposed Amendment to Our
   Certificate of Incorporation...............................................64
   Interest of Certain Persons in Approval of Proposal No. 6..................64
   Required Vote..............................................................64
   Recommendation of the Independent Directors Committee......................64

PROPOSAL NO. 7
ADOPTION OF AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION WITH RESPECT TO CERTAIN EXEMPTIONS TO REQUIRED ADJUSTMENTS TO THE CONVERSION PRICE OF THE
SERIES A PREFERRED STOCK......................................................65
   Background of Proposal No. 7...............................................65
   Reason for Approval of Proposal No. 7......................................65
   Effects on Shareholders Upon Approval of the Amendments Proposed in
   this Proposal No. 7 .......................................................67
   Effects of a Failure to Adopt This Proposed Amendment to Our
   Certificate of Incorporation...............................................66
   Interest of Certain Persons in Approval of Proposal No. 7..................66
   Required Vote..............................................................66
   Recommendation of the Independent Directors Committee......................66

SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING.............................67
      Shareholder Proposals for Inclusion in Next Year's Proxy Statement......67
      Other Shareholder Proposals for Presentation at Next Year's Annual
      Meeting.................................................................67

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS.....................................67

AVAILABLE INFORMATION.........................................................67

                               GENERAL INFORMATION

INTRODUCTORY COMMENT

     Throughout this Proxy Statement, the terms "we," "us," "our," "our Company" and "the Company," refer to MTM Technologies, Inc. and, unless the context indicates otherwise, our subsidiaries on a consolidated basis; and "you and "your" refers to the individual shareholders of our Company.

     "Pequot Fund" refers to Pequot Private Equity Fund III, L.P., "Pequot Partners" refers to Pequot Offshore Private Equity Partners III, L.P., and collectively with Pequot Fund, "Pequot," "Constellation Venture" refers to Constellation Venture Capital II, L.P., "Constellation Offshore" refers to Constellation Venture Capital Offshore II, L.P., "BSC" refers to The BSC Employee Fund VI, L.P., "CVC" refers to CVC Partners II, LLC, and collectively with Constellation Venture, Constellation Offshore and BSC, "Constellation," and together with Pequot, the "Investors."

     Both Pequot and Constellation have included the Series A-4 First Tranche Notes, as they will be converted into the Series A-4 Preferred Shares, as being beneficially owned by them in their SEC filings. However, for purposes of this Proxy Statement we have not included as being beneficially owned by Pequot or Constellation, the Series A-4 First Tranche Notes, as they will be converted into the Series A-4 Preferred Shares, as being beneficially owned by Pequot or Constellation because conversion cannot occur prior to shareholder approval.

LOCATION OF THE SPECIAL MEETING AND SHAREHOLDERS ENTITLED TO VOTE

     The Special Meeting of Shareholders of MTM Technologies, Inc. will be held at the offices of Thelen Reid & Priest LLP, counsel to the Company, located at 875 Third Avenue, New York, New York 10022, on June 23, 2005, commencing at 9:00 a.m. (local time). A photo identification must be shown in order to enter 875 Third Avenue. All of our shareholders of record as of the close of business on April 28, 2005, are entitled to attend and vote at the Special Meeting.

INFORMATION ABOUT THIS PROXY STATEMENT

     This Proxy Statement contains information that we are required to provide to you under the rules of the Securities and Exchange Commission (the "SEC") and that is designed to assist you in voting your shares. We began mailing these proxy materials on or about May 6, 2005 to all shareholders of record as of the close of business on April 28, 2005. In addition to soliciting by mail, our directors, officers and other employees may solicit proxies in person, or by telephone, facsimile transmission or other means of electronic communication. We also will pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for forwarding proxy materials to beneficial owners and obtaining their voting instructions.

INFORMATION ABOUT VOTING

     You can vote on matters coming before the Special Meeting by proxy or in person.

     If you choose to vote by proxy, you can do so by signing, dating and returning the enclosed Proxy Card. If you do this, the individuals named on the Proxy Card will be your proxies and they will vote your shares in the manner you indicate. If you do not indicate instructions on the Proxy Card but sign, date and return it, the proxies will vote your shares FOR Proposals 1 through 7.

     If any other matters should come before the Special Meeting, the proxies will have discretionary authority to vote in accordance with their best judgment on such matters unless the Proxy Card is marked to the contrary. Our Board of Directors is not aware of any business to be presented at the Special Meeting, other than the matters set forth in the notice of Special Meeting and described in this Proxy Statement.

     You may attend the Special Meeting and cast your votes directly at the Special Meeting. You may do this even if you have signed and returned the enclosed Proxy Card, provided that you revoke the proxy. You may revoke the proxy at any time before it is voted by:

     o sending a written notice of revocation addressed to our Corporate Secretary John F. Kohler, at our corporate offices, 850 Canal Street Stamford, Connecticut 06902;

     o    delivering a later dated proxy; or

     o    voting in person at the Special Meeting.

     If you want to vote at the Special Meeting, but your shares are held in the name of a broker or other nominee, you should obtain a proxy from your broker or nominee naming you as its proxy in order to vote your shares.

INFORMATION ABOUT VOTES NECESSARY FOR ACTION TO BE TAKEN

     Our Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series A-3 Preferred Stock (collectively referred to as the "Outstanding Series A Preferred Stock") and common stock are the only classes of our voting securities presently outstanding.

     Pursuant to a letter agreement dated May 21, 2004 between Pequot and the Company, Pequot agreed that the number of votes each share of Outstanding Series A Preferred Stock will be entitled to is equal to the number of shares of our common stock which the Outstanding Series A Preferred Stock is convertible into but shall not exceed the number of such shares if the conversion price were $1.45 per share. Please see Proposal No. 4 for further information.

     We had 9,101,968 shares of Outstanding Series A Preferred Stock and 7,376,239 shares of our common stock outstanding as of the record date for the Special Meeting. For voting purposes, the 9,101,968 shares of Outstanding Series A Preferred Stock would "convert" into an equal number of shares of common stock. Each share of Outstanding Series A Preferred Stock as so "converted", together with our common stock, is hereinafter collectively referred to as our "Voting Stock." Each share of Voting Stock is entitled to one vote at the Special Meeting. The presence at the Special Meeting, either in person or by proxy, of holders of at least a majority of our Voting Stock that is outstanding as of the close of business on the record date is necessary to have a quorum which allows us to conduct business at the Special Meeting.

     Shareholders holding an aggregate of approximately 65% of our Voting
Stock have agreed to vote in favor of Proposals 1 through 7, thereby assuring a majority of the votes required to approve such proposals.

     Proxies marked "abstain" with respect to proposals and proxies marked to deny discretionary authority on all other matters will only be counted for the purpose of determining the presence of a quorum. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in the vote totals.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The Beneficial Ownership Table below, sets forth information with respect to the beneficial ownership of shares of our Outstanding Series A Preferred Stock and our common stock as of April 28, 2005 by:

     o each person known by us to beneficially own 5% or more of our Outstanding Series A Preferred Stock and/or our common stock, based on filings with the SEC and certain other information;

     o    each of our "named executive officers" and directors; and

     o    all of our executive officers and directors as a group.

     Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power. In addition, under SEC rules, a person is deemed to be the beneficial owner of securities which may be acquired by such person upon the exercise of options and warrants or the conversion of convertible securities within 60 days from the date on which beneficial ownership is to be determined.

     Our "named executive officers," in accordance with SEC rules, are those executive officers who are required to be listed pursuant to Item 402(a)(3) of Regulation S-K, as of the date of this Proxy Statement.

     Except as otherwise indicated in the notes to the Beneficial Ownership
Table:

     o we believe that all shares are beneficially owned, and investment and voting power is held by, the persons named as owners; and

     o the address for each beneficial owner listed in the table, except where otherwise noted, is MTM Technologies, Inc., 850 Canal Street, Stamford, Connecticut 06902.

Beneficial Ownership Table Prior to Shareholder Approval
--------------------------------------------------------

                                             Series A Preferred Stock                     Common Stock
                                             ------------------------                     ------------
                                                             Percentage of    Amount and Nature      Percentage of
                                         Amount and Nature    Outstanding       of Beneficial         Outstanding
         Name of Shareholder               of Beneficial          Shares           Ownership             Shares
                                             Ownership
--------------------------------------- -------------------- --------------- --------------------- ------------------
Pequot Capital
   Management, Inc. (1)                     7,178,891 (2)        78.87%           8,463,507 (3)           53.4%
Gerald A. Poch (4)                          7,178,891 (5)        78.87%           8,463,507 (6)           53.4%
Constellation Group (7)                     1,923,077 (8)        21.13%           2,307,693 (9)           23.8%
Bear Stearns Asset Management Inc.
   (10)                                     1,923,077 (11)       20.86%           2,307,693 (12)          23.8%
Constellation Ventures Management II,
   LLC (13)                                 1,899,102 (14)       20.86%           2,278,923 (15)          23.6%
Clifford Friedman (16)                      1,923,077 (17)       21.13%           2,307,693 (18)          23.8%
Norbert Sluzewski                                   0             0.0               361,483                4.9%
Michael Ritchken                                    0             0.0               361,483                4.9%
Steven H. Rothman                                   0             0.0               900,561 (19)          10.9%
Howard A. Pavony                                    0             0.0               895,656 (20)          10.8%
Arnold Wasserman                                    0             0.0               118,000 (21)           1.6%
William Lerner                                      0             0.0                90,500 (22)           1.2%
Alvin E. Nashman                                    0             0.0                85,500 (23)           1.1%
Francis J. Alfano                                   0             0.0               150,000 (24)           1.9%
Steven Stringer                                     0             0.0                35,832 (25)           0.5%
Richard R. Heitzmann (28)                           0(29)         0.0                     0 (28)           0.0
Alan Schwartz                                       0             0.0                56,250 (29)           0.7%
Mark Stellini                                       0             0.0               524,814                7.1%
All directors and executive officers
   as a group (thirteen persons)            9,101,968 (30)      100.0            13,128,449 (31)          64.0%
--------------------------------------- -------------------- --------------- --------------------- ------------------


(1) According to a Schedule 13D/A filed with the SEC on March 25, 2005, Pequot Capital Management, Inc. is the investment advisor/manager for both the Pequot Fund and Pequot Partners and exercises sole investment discretion over the Pequot Fund and Pequot Partners. The address for Pequot Capital Management, Inc., as well as the Pequot Fund and Pequot Partners is 500 Nyala Farm Road, Westport, Connecticut 06880.

(2) Represents (a) 2,853,555 shares of Series A-1 Preferred Stock owned of record by the Pequot Fund, (b) 402,259 shares of Series A-1 Preferred Stock owned of record by Pequot Partners, (c) 1,752,898 shares of Series A-2 Preferred Stock owned by the Pequot Fund, (d) 247,102 shares of Series A-2 Preferred Stock owned by Pequot Partners, (e) 1,685,479 shares of Series A-3 Preferred Stock owned by Pequot Fund and (f) 237,598 shares of Series A-3 Preferred Stock owned by Pequot Partners. Does not include any shares of Series A Preferred Stock that we may issue in lieu of cash dividends on the Series A Preferred Stock for the period between May 21, 2006 and May 20, 2008. Accrual of dividends on the Series A Preferred Stock will not commence until May 21, 2006.

(3) Represents (a) the maximum 7,178,891 shares of our common stock issuable upon conversion of all of the Series A Preferred Stock currently owned of record by the Pequot Fund and Pequot Partners, as discussed in note (2) to this Beneficial Ownership Table, which shares are convertible within the 60 days following the date of the Beneficial Ownership Table, (b) 1,125,901 shares of our common stock issuable upon exercise of warrants held of record by the Pequot Fund, which shares are exercisable within the 60 days following the date of this Beneficial Ownership Table, and (c) 158,715 shares of our common stock issuable upon exercise of warrants held of record by Pequot Partners, which shares are exercisable within the 60 days following the date of this Beneficial Ownership Table. The numbers of shares of our common stock issuable upon conversion of the Series A Preferred Stock and exercise of the warrants which the Pequot Fund and Pequot Partners own of record are subject to anti-dilution adjustment. Does not include any shares of Series A Preferred Stock that we may issue in lieu of cash dividends on the Series A Preferred Stock for the period between May 21, 2006 and May 20, 2008. Accrual of dividends on the Series A Preferred Stock will not commence until May 21, 2006.

(4) The address for Mr. Poch is c/o Pequot Capital Management, Inc., 500 Nyala Farm Road, Westport, Connecticut 06880.

(5) Includes the shares of Series A Preferred Stock beneficially owned by Pequot Capital Management, Inc. (see note (2) to this Beneficial Ownership Table), of which Mr. Poch is a Managing Director. Mr. Poch disclaims beneficial ownership to the Series A Preferred Stock beneficially owned by Pequot Capital Management, Inc., except to the extent of his pecuniary interest therein.

(6) Includes the shares of our common stock beneficially owned by Pequot Capital Management, Inc. (see note (3) to this Beneficial Ownership Table), of which Mr. Poch is a Managing Director. Mr. Poch disclaims beneficial ownership to our common stock beneficially owned by Pequot Capital Management, Inc., except to the extent of his pecuniary interest therein.

(7) The Constellation Group consists of Constellation Venture, Constellation Offshore, BSC and CVC. The address for each of these entities is 383 Madison Avenue, New York, New York 10179.

(8) Represents (a) 960,068 shares of Series A-3 Preferred Stock owned of record by Constellation Venture, (b) 510,903 shares of Series A-3 Preferred Stock owned of record by Constellation Offshore, (c) 428,131 shares of Series A-3 Preferred Stock owned of record by BSC, and (d) 23,975 shares of Series A-3 Preferred Stock owned of record by CVC. Does not include any shares of Series A-3 Preferred Stock that we may issue in lieu of cash dividends on the Series A-3 Preferred Stock for the period between May 21, 2006 and May

     20, 2008. Accrual of dividends on the Series A-3 Preferred Stock will not commence until May 21, 2006.

(9) Represents (a) the maximum 1,923,077 shares of our common stock issuable upon conversion of all of the Series A-3 Preferred Stock currently owned of record by the Constellation Group, as discussed in note (8) to this Beneficial Ownership Table, which shares are convertible within the 60 days following the date of the Beneficial Ownership Table, (b) 192,014 shares of our common stock issuable upon exercise of warrants held of record by Constellation Venture, which shares are exercisable within the 60 days following the date of this Beneficial Ownership Table, (c) 102,181 shares of our common stock issuable upon exercise of warrants held of record by Constellation Offshore, which shares are exercisable within the 60 days following the date of this Beneficial Ownership Table, (d) 85,626 shares of our common stock issuable upon exercise of warrants held of record by BSC, which shares are exercisable within the 60 days following the date of this Beneficial Ownership Table, and (e) 4,795 shares of our common stock issuable upon exercise of warrants held of record by CVC, which shares are exercisable within the 60 days following the date of this Beneficial Ownership Table. The numbers of shares of our common stock issuable upon conversion of the Series A Preferred Stock and exercise of the warrants which the Constellation Group owns of record are subject to anti-dilution adjustment. Does not include any shares of Series A Preferred Stock that we may issue in lieu of cash dividends on the Series A Preferred Stock for the period between May 21, 2006 and May 20, 2008. Accrual of dividends on the Series A Preferred Stock will not commence until May 21, 2006.

(10) According to a Schedule 13D filed with the SEC on December 20, 2004, Bear Stearns Asset Management Inc. is the Managing Member of Constellation Ventures Management II, LLC, Constellation Ventures Management II, LLC is the sole general partner of Constellation Venture, the sole general partner of Constellation Offshore and one of two general partners of BSC. Pursuant to an investment management agreement, Bear Stearns Asset Management Inc. has voting power with respect to the securities owned by CVC and makes investment decisions on behalf of CVC. The address for Bear Stearns Asset Management Inc. is 383 Madison Avenue, New York, New York 10179.

(11) Includes the shares of our common stock beneficially owned by Constellation Venture, Constellation Offshore, BSC and CVC (see note (8) to this Beneficial Ownership Table). Bear Stearns Asset Management Inc. disclaims beneficial ownership of such securities except to the extent of its pecuniary interest in the securities held by those entities.

(12) Includes the shares of our common stock beneficially owned by Constellation Venture, Constellation Offshore, BSC and CVC (see note (9) to this Beneficial Ownership Table). Bear Stearns Asset Management Inc. disclaims beneficial ownership of such securities except to the extent of its pecuniary interest in the securities held by those entities.

(13) According to a Schedule 13D filed with the SEC on December 20, 2004, Constellation Ventures Management II, LLC is the sole general partner of Constellation Venture, the sole general partner of Constellation Offshore and one of two general partners of BSC. The address for Bear Stearns Asset

     Management Inc is 383 Madison Avenue, New York, New York 10179.

(14) Includes the shares of our common stock beneficially owned by Constellation Venture, Constellation Offshore and BSC (see note (8) to this Beneficial Ownership Table). Constellation Ventures Management II, LLC disclaims beneficial ownership of such securities except to the extent of its pecuniary interest in the securities held by those entities.

(15) Includes the shares of our common stock beneficially owned by Constellation Venture, Constellation Offshore and BSC (see note (9) to this Beneficial Ownership Table). Constellation Ventures Management II, LLC disclaims beneficial ownership of such securities except to the extent of its pecuniary interest in the securities held by those entities.

(16) The address for Mr. Friedman is c/o Bear Stearns Asset Management Inc., 383 Madison Avenue, New York, New York 10179.

(17) Includes the shares of our common stock beneficially owned by Constellation Venture, Constellation Offshore, BSC and CVC (see note (8) to this Beneficial Ownership Table). Clifford Friedman is a Senior Managing Director of Bear Stearns Asset Management Inc. Clifford Friedman is also a member of CVC. Clifford Friedman disclaims beneficial ownership of such securities except to the extent of its pecuniary interest in the securities held by those entities.

(18) Includes the shares of our common stock beneficially owned by Constellation Venture, Constellation Offshore, BSC and CVC (see note (9) to this Beneficial Ownership Table). Clifford Friedman is a Senior Managing Director of Bear Stearns Asset Management Inc. Clifford Friedman is also a member of CVC. Clifford Friedman disclaims beneficial ownership of such securities except to the extent of its pecuniary interest in the securities held by those entities.

(19) Includes 115,200 shares of our common stock issuable upon exercise of options granted to Mr. Rothman, which shares are exercisable within the 60 days following the date of this Beneficial Ownership Table. Does not include 8,000 shares of our common stock issuable upon exercise of options, which are not exercisable within the 60 days following the date of this Beneficial Ownership Table nor does it include 2,000 restricted stock units which do not vest within the 60 days following the date of this Beneficial Ownership Table. Does not include 1,125 shares of our common stock held by Mr. Rothman's spouse.

(20) Includes 115,200 shares of our common stock issuable upon exercise of options granted to Mr. Pavony, which are exercisable within the 60 days following the date of this Beneficial Ownership Table.

(21) Represents 118,000 shares of our common stock issuable upon exercise of options granted to Mr. Wasserman, which are exercisable within the 60 days following the date of this Beneficial Onwership Table. Does not include 1,750 restricted stock units which do not vest within the 60 days following the date of this Beneficial Ownership Table.

(22) Represents 90,500 shares of our common stock issuable upon exercise of options granted to Mr. Lerner, which are exercisable within the 60 days following the date of this Beneficial Ownership Table. Does not include 1,750 restricted stock units which do not vest within the 60 days following the date of this Beneficial Ownership Table.

(23) Represents 85,500 shares of our common stock issuable upon exercise of options granted to Dr. Nashman, which are exercisable within the 60 days following the date of this Beneficial Ownership Table. Does not include 1,750 restricted stock units which do not vest within the 60 days following the date of this Beneficial Ownership Table.

(24) Represents 150,000 shares of our common stock issuable upon exercise of an option granted to Mr. Alfano, which are exercisable within the 60 days following the date of this Beneficial Ownership Table. Does not include 314,000 shares of our common stock issuable upon exercise of such option, which are not exercisable within the 60 days following the date of this Beneficial Ownership Table nor doees it include 8,000 restricted stock units which do not vest within the 60 days following the date of this Beneficial Ownership Table.

(25) Represents 35,832 shares of our common stock issuable upon exercise of an option granted to Mr. Stringer, which shares are exercisable within the 60 days following the date of this Beneficial Ownership Table. Does not include 226,368 shares of our common stock issuable upon exercise of such option, which shares are not exercisable within the 60 days following the date of this Beneficial Ownership Table nor does it include the 45,900 restricted stock units which do not vest within the 60 days following the date of this Beneficial Ownership Table.

(26) The address for Mr. Heitzmann is c/o Pequot Capital Management, Inc., 500 Nyala Farm Road, Westport, Connecticut 06880.

(27) Does not include the shares of Series A Preferred Stock beneficially owned by Pequot Capital Management, Inc. (see note (2) to this Beneficial Ownership Table), of which Mr. Heitzmann is a Senior Vice President. Mr. Heitzmann does not have voting power nor investment power with respect to the Series A Preferred Stock beneficially owned by Pequot Capital Management, Inc.

(28) Does not include the shares of our common stock beneficially owned by Pequot Capital Management, Inc. (see note (3) to this Beneficial Ownership Table), of which Mr. Heitzmann is a Senior Vice President. Mr. Heitzmann does not have voting power nor investment power with respect to our common stock beneficially owned by Pequot Capital Management, Inc.

(29) Represents 56,250 shares of our common stock issuable upon exercise of an option granted to Mr. Schwartz, which are exercisable within the 60 days following the date of this Beneficial Ownership Table. Does not include 117,750 shares of our common stock issuable upon exercise of such option, which are not exercisable within the 60 days following the date of this Beneficial Ownership Trable nor does it include 3,000 restricted stock units which do not vest within the 60 days following the date of this Beneficial Ownership Table.

(30) Includes those Series A Preferred Stock beneficially owned by our current executives officers and directors, as set forth in notes to this Beneficial Ownership Table.

(31) Includes those common shares beneficially owned by our current executives officers and directors, as set forth in notes to this Beneficial Ownership Table.

Pro Forma Beneficial Ownership Table Immediately Following Shareholder Approval
-------------------------------------------------------------------------------

     The following table sets forth the beneficial ownership of the following persons immediately upon shareholder approval:

     o each person known by us to beneficially own 5% or more of our Series A Preferred Stock and/or our common stock, based on filings with the SEC and certain other information;

     o    each of our "named executive officers" and directors; and

     o    all of our executive officers and directors as a group.

     Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power. In addition, under SEC rules, a person is deemed to be the beneficial owner of securities which may be acquired by such person upon the exercise of options and warrants or the conversion of convertible securities within 60 days from the date on which beneficial ownership is to be determined.

         Our "named executive officers," in accordance with SEC rules, are those executive officers who are required to be listed pursuant to Item 402(a)(3) of Regulation S-K, as of the date of this Proxy Statement.

     Except as otherwise indicated in the notes to the Beneficial Ownership
Table:

     o we believe that all shares are beneficially owned, and investment and voting power is held by, the persons named as owners; and

     o the address for each beneficial owner listed in the table, except where otherwise noted, is MTM Technologies, Inc., 850 Canal Street, Stamford, Connecticut 06902.


                                             Series A Preferred Stock                     Common Stock
                                             ------------------------                     ------------
                                                             Percentage of    Amount and Nature      Percentage of
                                         Amount and Nature    Outstanding       of Beneficial         Outstanding
         Name of Shareholder          of Beneficial Ownership   Shares           Ownership             Shares
--------------------------------------- -------------------- --------------- --------------------- ------------------
Pequot Capital                             15,255,815 (2)        52.1%           17,540,432 (3)           70.4%
   Management, Inc. (1)
Gerald A. Poch (4)                         15,255,815 (5)        52.1%           17,540,432 (6)           70.4%
Constellation Group (7)                     6,153,846 (8)        30.5%            7,076,924 (9)           48.9%
Bear Stearns Asset Management Inc.
   (10)                                     6,153,846 (11)       30.5%            7,076,924 (12)          48.9%
Constellation Ventures Management II,
   LLC (13)                                 6,109,732 (14)       30.3%            7,023,987 (15)          48.7%
Clifford Friedman (16)                      6,153,846 (17)       30.5%            7,076,924 (18)          48.9%
Norbert Sluzewski                                   0             0.0               361,483                4.9%
Michael Ritchken                                    0             0.0               361,483                4.9%
Steven H. Rothman                                   0             0.0               900,561 (19)          10.9%
Howard A. Pavony                                    0             0.0               895,656 (20)          10.8%
Arnold Wasserman                                    0             0.0               118,000 (21)           1.6%
William Lerner                                      0             0.0                90,500 (22)           1.2%
Alvin E. Nashman                                    0             0.0                85,500 (23)           1.1%
Francis J. Alfano                                   0             0.0               150,000 (24)           1.9%
Steven Stringer                                     0             0.0                35,832 (25)           0.5%
Richard R. Heitzmann (26)                           0 (27)        0.0                     0 (28)           0.0
Alan Schwartz                                       0             0.0                56,250 (29)           0.7%
Mark Stellini                                       0             0.0               524,814                7.1%
All directors and executive officers
   as a group (thirteen persons)           21,409,661 (30)       60.4%           26,974,655 (31)          78.5%
--------------------------------------- -------------------- --------------- --------------------- ------------------


(1) According to a Schedule 13D/A filed with the SEC on March 25, 2005, Pequot Capital Management, Inc. is the investment advisor/manager for both the Pequot Fund and Pequot Partners and exercises sole investment discretion over the Pequot Fund and Pequot Partners. The address for Pequot Capital Management, Inc., as well as the Pequot Fund and Pequot Partners is 500 Nyala Farm Road, Westport, Connecticut 06880.

(2) Represents (a) 2,853,555 shares of Series A-1 Preferred Stock owned of record by the Pequot Fund, (b) 402,259 shares of Series A-1 Preferred Stock owned of record by Pequot Partners, (c) 1,752,898 shares of Series A-2 Preferred Stock owned of record by the Pequot Fund, (d) 247,102 shares of Series A-2 Preferred Stock owned of record by Pequot Partners, (e) 2,899,024 shares of Series A-3 Preferred Stock owned of record by Pequot Fund, (f) 408,669 shares of Series A-3 Preferred Stock owned of record by

     Pequot Partners, (g) 2,899,024 shares of Series A-4 Preferred Stock owned of record by Pequot Fund, (h) 408,669 shares of Series A-4 Preferred Stock owned of record by Pequot Partners, (i) 1,692,308 shares of Series A-4 Preferred Stock which Pequot has a right to purchase from us at any time prior to September 10, 2005, and (j) 3,076,923 shares of Series A-5 Preferred Stock which Pequot has a right to purchase from us at any time prior to December 10, 2005. Does not include any shares of Series A Preferred Stock that we may issue in lieu of cash dividends on the Series A Preferred Stock for the period between May 21, 2006 and May 20, 2008. Accrual of dividends on the Series A Preferred Stock will not commence until May 21, 2006. Interest accrued on the Series A-4 Notes and the Series A-5 Notes will be added to the principal of such notes rather than being paid in cash prior to the maturity of such notes. Shares of the Series A Preferred Stock that may be issued upon conversion of the Series A-4 Notes and the Series A-5 Notes which represent the interest added to the principal of such notes are not included.

(3) Represents (a) the maximum 15,255,815 shares of our common stock issuable upon conversion of all of the Series A Preferred Stock currently owned of record and that may be issued to the Pequot Fund and Pequot Partners, as discussed in note (2) to this Beneficial Ownership Table, which shares are convertible within the 60 days following the date of the Beneficial Ownership Table, (b) 1,705,706 shares of our common stock issuable upon exercise of warrants held of record by the Pequot Fund, which shares are exercisable within the 60 days following the date of this Beneficial Ownership Table, (c) 240,449 shares of our common stock issuable upon exercise of warrants held of record by Pequot Partners, which shares are exercisable within the 60 days following the date of this Beneficial Ownership Table and (d) 338,462 shares of our common stock issuable upon exercise of warrants that Pequot will acquire in connection with its purchase of 1,692,308 shares of Series A-4 Preferred Stock, which common stock will be immediately exercisable upon acquisition of such warrants. The numbers of shares of our common stock issuable upon conversion of the Series A Preferred Stock and exercise of the warrants which the Pequot Fund and Pequot Partners own of record or have the right to acquire from us are subject to anti-dilution adjustment. Does not include any shares of Series A Preferred Stock that we may issue in lieu of cash dividends on the Series A Preferred Stock for the period between May 21, 2006 and May 20, 2008. Accrual of dividends on the Series A Preferred Stock will not commence until May 21, 2006. Interest accrued on the Series A-4 Notes and the Series A-5 Notes will be added to the principal of such notes rather than being paid in cash prior to the maturity of such notes. Shares of the Series A Preferred Stock that may be issued upon conversion of the Series A-4 Notes and the Series A-5 Notes which represent the interest added to the principal of such notes are not included.

(4) The address for Mr. Poch is c/o Pequot Capital Management, Inc., 500 Nyala Farm Road, Westport, Connecticut 06880.

(5) Includes the shares of Series A Preferred Stock beneficially owned by Pequot Capital Management, Inc. (see note (2) to this Beneficial Ownership Table), of which Mr. Poch is a Managing Director. Mr. Poch disclaims beneficial ownership to the Series A Preferred Stock beneficially owned by Pequot Capital Management, Inc., except to the extent of his pecuniary interest therein.

(6) Includes the shares of our common stock beneficially owned by Pequot Capital Management, Inc. (see note (3) to this Beneficial Ownership Table), of which Mr. Poch is a Managing Director. Mr. Poch disclaims beneficial ownership to our common stock beneficially owned by Pequot Capital Management, Inc., except to the extent of his pecuniary interest therein.

(7) The Constellation Group consists of Constellation Venture, Constellation Offshore, BSC and CVC. The address for each of these entities is 383 Madison Avenue, New York, New York 10179.

(8) Represents (a) 960,068 shares of Series A-3 Preferred Stock owned of record by Constellation Venture, (b) 510,903 shares of Series A-3 Preferred Stock owned of record by Constellation Offshore, (c) 428,131 shares of Series A-3 Preferred Stock owned of record by BSC, (d) 23,975 shares of Series A-3 Preferred Stock owned of record by CVC, (e) 806,457 shares of Series A-4 Preferred Stock owned of record by Constellation Venture, (f) 429,159 shares of Series A-4 Preferred Stock owned of record by Constellation Offshore, (g) 359,629 shares of Series A-4 Preferred Stock owned of record by BSC, (h) 20,139 shares of Series A-4 Preferred Stock owned of record by CVC, (i) 1,076,923 shares of Series A-4 Preferred Stock which the Constellation Group has a right to purchase from us at any time prior to September 10, 2005, and (j) 1,538,462 shares of Series A-5 Preferred Stock which the Constellation Group has a right to purchase from us at any time prior to December 10, 2005. Does not include any shares of Series A Preferred Stock that we may issue in lieu of cash dividends on the Series A Preferred Stock for the period between May 21, 2006 and May 20, 2008. Accrual of dividends on the Series A Preferred Stock will not commence until May 21, 2006. Interest accrued on the Series A-4 Notes and the Series A-5 Notes will be added to the principal of such notes rather than being paid in cash prior to the maturity of such notes. Shares of the Series A Preferred Stock that may be issued upon conversion of the Series A-4 Notes and the Series A-5 Notes which represent the interest added to the principal of such notes are not included.

(9) Represents (a) the maximum 6,153,846 shares of our common stock issuable upon conversion of all of the Series A Preferred Stock currently owned of record and that may be issued to the Constellation Group, as discussed in note (8) to this Beneficial Ownership Table, which shares are convertible within the 60 days following the date of the Beneficial Ownership Table,
     (b) 353,306 shares of our common stock issuable upon exercise of warrants held of record by Constellation Venture, which shares are exercisable within the 60 days following the date of this Beneficial Ownership Table,
     (c) 163,490 shares of our common stock issuable upon exercise of warrants held of record by Constellation Offshore, which shares are exercisable within the 60 days following the date of this Beneficial Ownership Table,
     (d) 157,552 shares of our common stock issuable upon exercise of warrants held of record by BSC, which shares are exercisable within the 60 days following the date of this Beneficial Ownership Table, (e) 8,823 shares of our common stock issuable upon exercise of warrants held of record by CVC, which shares are exercisable within the 60 days following the date of this Beneficial Ownership Table, and (f) 215,384 shares of our common stock issuable upon exercise of warrants that the Constellation Group shall acquire in connection with its purchase of 1,076,923 shares of Series A-4 Preferred Stock, which common stock will be immediately exercisable upon acquisition of such warrants. The numbers of shares of our common stock issuable upon conversion of the Series A Preferred Stock and exercise of the warrants which the Constellation Group owns of record or has the right to acquire from us are subject to anti-dilution adjustment. Does not include any shares of Series A Preferred Stock that we may issue in lieu of cash dividends on the Series A Preferred Stock for the period between May 21, 2006 and May 20, 2008. Accrual of dividends on the Series A Preferred Stock will not commence until May 21, 2006. Interest accrued on the Series A-4 Notes and the Series A-5 Notes will be added to the principal of such notes rather than being paid in cash prior to the maturity of such notes. Shares of the Series A Preferred Stock that may be issued upon conversion of the Series A-4 Notes and the Series A-5 Notes which represent the interest added to the principal of such notes are not included.

(10) According to a Schedule 13D filed with the SEC on December 20, 2004, Bear Stearns Asset Management Inc. is the Managing Member of Constellation Ventures Management II, LLC, Constellation Ventures Management II, LLC is the sole general partner of Constellation Venture, the sole general partner of Constellation Offshore and one of two general partners of BSC. Pursuant to an investment management agreement, Bear Stearns Asset Management Inc. has voting power with respect to the securities owned by CVC and makes investment decisions on behalf of CVC. The address for Bear Stearns Asset Management Inc. is 383 Madison Avenue, New York, New York 10179.

(11) Includes the shares of our common stock beneficially owned by Constellation Venture, Constellation Offshore, BSC and CVC (see note (8) to this Beneficial Ownership Table). Bear Stearns Asset Management Inc. disclaims beneficial ownership of such securities except to the extent of its pecuniary interest in the securities held by those entities.

(12) Includes the shares of our common stock beneficially owned by Constellation Venture, Constellation Offshore, BSC and CVC (see note (9) to this Beneficial Ownership Table). Bear Stearns Asset Management Inc. disclaims beneficial ownership of such securities except to the extent of its pecuniary interest in the securities held by those entities.

(13) According to a Schedule 13D filed with the SEC on December 20, 2004, Constellation Ventures Management II, LLC is the sole general partner of Constellation Venture, the sole general partner of Constellation Offshore and one of two general partners of BSC. The address for Bear Stearns Asset Management Inc is 383 Madison Avenue, New York, New York 10179.

(14) Includes the shares of our common stock beneficially owned by Constellation Venture, Constellation Offshore and BSC (see note (8) to this Beneficial Ownership Table). Constellation Ventures Management II, LLC disclaims beneficial ownership of such securities except to the extent of its pecuniary interest in the securities held by those entities.

(15) Includes the shares of our common stock beneficially owned by Constellation Venture, Constellation Offshore and BSC (see note (9) to this Beneficial

     Ownership Table). Constellation Ventures Management II, LLC disclaims beneficial ownership of such securities except to the extent of its pecuniary interest in the securities held by those entities.

(16) The address for Mr. Friedman is c/o Bear Stearns Asset Management Inc., 383 Madison Avenue, New York, New York 10179.

(17) Includes the shares of our common stock beneficially owned by Constellation Venture, Constellation Offshore, BSC and CVC (see note (8) to this Beneficial Ownership Table). Clifford Friedman is a Senior Managing Director of Bear Stearns Asset Management Inc. Clifford Friedman is also a member of CVC. Clifford Friedman disclaims beneficial ownership of such securities except to the extent of its pecuniary interest in the securities held by those entities.

(18) Includes the shares of our common stock beneficially owned by Constellation Venture, Constellation Offshore, BSC and CVC (see note (9) to this Beneficial Ownership Table). Clifford Friedman is a Senior Managing Director of Bear Stearns Asset Management Inc. Clifford Friedman is also a member of CVC. Clifford Friedman disclaims beneficial ownership of such securities except to the extent of its pecuniary interest in the securities held by those entities.

(19) Includes 115,200 shares of our common stock issuable upon exercise of options granted to Mr. Rothman, which shares are exercisable within the 60 days following the date of this Beneficial Ownership Table. Does not include 8,000 shares of our common stock issuable upon exercise of options, which are not exercisable within the 60 days following the date of this Beneficial Ownership Table nor does it include 2,000 restricted stock units which do not vest within the 60 days following the date of this Beneficial Ownership Table. Does not include 1,125 shares of our common stock held by Mr. Rothman's spouse.

(20) Includes 115,200 shares of our common stock issuable upon exercise of options granted to Mr. Pavony, which are exercisable within the 60 days following the date of this Beneficial Ownership Table.

(21) Represents 118,000 shares of our common stock issuable upon exercise of options granted to Mr. Wasserman, which are exercisable within the 60 days following the date of this Beneficial Ownership Table. Does not include 1,750 restricted stock units which do not vest within the 60 days following the date of this Beneficial Ownership Table.

(22) Represents 90,500 shares of our common stock issuable upon exercise of options granted to Mr. Lerner, which are exercisable within the 60 days following the date of this Beneficial Ownership Table. Does not include 1,750 restricted stock units which do not vest within the 60 days following the date of this Beneficial Ownership Table.

(23) Represents 85,500 shares of our common stock issuable upon exercise of options granted to Dr. Nashman, which are exercisable within the 60 days following the date of this Beneficial Ownership Table. Does not include 1,750 restricted stock units which do not vest within the 60 days following the date of this Beneficial Ownership Table.

(24) Represents 150,000 shares of our common stock issuable upon exercise of an option granted to Mr. Alfano, which are exercisable within the 60 days following the date of this Beneficial Ownership Table. Does not include 314,000 shares of our common stock issuable upon exercise of such option, which are not exercisable within the 60 days following the date of this Beneficial Ownership Table nor does it include 8,000 restricted stock units which do not vest within the 60 days following the date of this Beneficial Ownership Table.

(25) Represents 35,832 shares of our common stock issuable upon exercise of an option granted to Mr. Stringer, which shares are exercisable within the 60 days following the date of this Beneficial Ownership Table. Does not include 226,368 shares of our common stock issuable upon exercise of such option, which shares are not exercisable within the 60 days following the date of this Beneficial Ownership Table nor does it include the 45,900 restricted stock units which do not vest within the 60 days following the date of this Beneficial Ownership Table.

(26) The address for Mr. Heitzmann is c/o Pequot Capital Management, Inc., 500 Nyala Farm Road, Westport, Connecticut 06880.

(27) Does not include the shares of Series A Preferred Stock beneficially owned by Pequot Capital Management, Inc. (see note (2) to this Beneficial Ownership Table), of which Mr. Heitzmann is a Senior Vice President. Messrs. Heitzmann does not have voting power nor investment power with respect to the Series A Preferred Stock beneficially owned by Pequot Capital Management, Inc.

(28) Does not include the shares of our common stock beneficially owned by Pequot Capital Management, Inc. (see note (3) to this Beneficial Ownership Table), of which Mr. Heitzmann is a Senior Vice President. Messrs. Heitzmann does not have voting power nor investment power with respect to our common stock beneficially owned by Pequot Capital Management, Inc.

(29) Represents 56,250 shares of our common stock issuable upon exercise of an option granted to Mr. Schwartz, which are exercisable within the 60 days following the date of this Beneficial Ownership Table. Does not include 117,750 shares of our common stock issuable upon exercise of such option, which are not exercisable within the 60 days following the date of this Beneficial Ownership Table nor does it include 3,000 restricted stock units which do not vest within the 60 days following the date of this Beneficial Ownership Table.

(30) Includes those Series A Preferred Stock beneficially owned by our current executives officers and directors, as set forth in notes to this Beneficial Ownership Table.

(31) Includes those common shares beneficially owned by our current executives officers and directors, as set forth in notes to this Beneficial Ownership Table.

                           FORWARD LOOKING STATEMENTS

     Statements contained in this Proxy Statement include "forward-looking statements" within the meaning of such term in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements involve known and unknown risks, uncertainties and other factors which could cause actual financial or operating results, performances or achievements expressed or implied by such forward-looking statements not to occur or be realized. Forward-looking statements made in this Proxy Statement generally are based on our best estimates of future results, performances or achievements, predicated upon current conditions and the most recent results of the companies involved and their respective industries. Forward-looking statements may be identified by the use of forward-looking terminology such as "may," "will," "could," "should," "project," "expect," "believe," "estimate," "anticipate," "intend," "continue," "potential," "opportunity" or similar terms, variations of those terms or the negative of those terms or other variations of those terms or comparable words or expressions. Potential risks and uncertainties include, among other things, such factors as:

     o the market acceptance, revenues and profitability of our current and future products and services;

     o our ability to acquire additional companies and ability to successfully integrate such acquisitions, if any, into our operations;

     o general economic conditions in the United States and elsewhere, as well as the economic conditions affecting the industries in which we operate;

     o the competitive environments within the industries in which we operate;

     o    our ability to raise additional capital, if and as needed;

     o the cost-effectiveness of our product and service development activities;

     o the extent that our sales network and marketing programs achieve satisfactory response rates;

     o political and regulatory matters affecting the industries in which we operate; and

     o the other risks detailed in this Proxy Statement and, from time to time, in our other filings with the SEC.

     Readers are urged to carefully review and consider the various disclosures made by us in this Proxy Statement, our Annual Report on Form 10-K for the year ended 2004, our Quarterly Report on Form 10-Q filed with the SEC on November 15, 2005 and our other filings with the SEC. These reports attempt to advise interested parties of the risks and factors that may affect our business, financial condition and results of operations and prospects. The forward-looking statements made in this Proxy Statement speak only as of the date hereof and we disclaim any obligation to provide updates, revisions or amendments to any forward-looking statements to reflect changes in our expectations or future events.

                                 PROPOSAL NO. 1

APPROVAL OF THE CONVERSION OF THE NOTES (OR ISSUANCE OF THE SERIES A-4 PREFERRED STOCK AND THE SERIES A-5 PREFERRED STOCK IF AFTER SHAREHOLDER APPROVAL) AND ISSUANCE OF THE SERIES A-4 WARRANTS

BACKGROUND OF PROPOSAL NO.1

     On December 7, 2004 we entered into a purchase agreement (the "Purchase Agreement") with the Investors whereby (1) we sold to the Investors on December 10, 2004 (i) convertible secured subordinated promissory notes in the aggregate principal amount of $10,000,000 (the "Series A-4 First Tranche Notes") which upon shareholder approval are convertible into shares of the Series A-4 Preferred Stock and (ii) detachable warrants which may be exercised, subject to shareholder approval, to purchase up to 615,386 shares (as such amount may be adjusted in accordance with the terms thereof) of our common stock (the "A-4 First Tranche Warrants"), and (2) we granted to the Investors an option to purchase (i) at any time, but in no event later than September 10, 2005, convertible secured subordinated promissory notes in the aggregate principal amount of up to $15,000,000 (the "Series A-4 Second Tranche Notes" and, together with the Series A-4 First Tranche Notes, the "Series A-4 Notes") which upon shareholder approval are convertible into shares of the Series A-4 Preferred Stock, and detachable warrants to purchase up to 923,077 shares (as such amount may be adjusted in accordance with the terms thereof) of our common stock (the "Additional A-4 Warrants" and together with the A-4 First Tranche Warrants, the "Series A-4 Warrants") and (ii) at any time, but in no event later than December 10, 2005, convertible secured subordinated promissory notes in the aggregate principal amount of up to $19,500,000 (the "Series A-5 Notes" and together with the Series A-4 Notes, the "Notes") which, subject to shareholder approval, are convertible into shares of the Series A-5 Preferred Stock and, together with the Series A-4 Preferred Stock, the "New Series A Preferred Stock" and together with the Outstanding Series A Preferred Stock, the "Series A Preferred Stock"). The issuance of the Series A-4 First Tranche Notes and A-4 First Tranche Warrants and the option to purchase the Series A-4 Second Tranche Notes, Additional A-4 Warrants and the Series A-5 Notes is referred to herein as the "Series A-4 and A-5 Financing."

     On March 11, 2005 we sold to the Investors 6,000,000 Series A-4 Second Tranche Notes and we issued to the Investors warrants to purchase 369,231 shares of the MTM Common Stock at an exercise price of $4.06 per share.

     Our common stock is listed on the Nasdaq Stock Market ("Nasdaq"). Rule 4350(i)(D) of the Marketplace Rules of Nasdaq require that a company whose stock is listed on Nasdaq obtain shareholder approval for the sale, issuance or potential issuance of common stock, or securities convertible into its common stock, equal to 20% or more of its common stock or 20% or more of the voting power outstanding before the issuance, for less than the greater of book or market value of the stock.

     The Notes will remain non-convertible until holders of a majority of our Voting Stock approve the conversion at the Special Meeting. The Series A-4 Warrants will remain non-exercisable until holders of a majority of our Voting Stock approve the exercise at the Special Meeting. As such, Nasdaq has confirmed with us that the Company was not required to seek shareholders' approval prior to the issuance of the Notes or the Series A-4 Warrants.

     However, because (i) the issuance of 7,692,308 shares of Series A-4 Preferred Stock and 4,615,385 shares of Series A-5 Preferred Stock (or 6,000,000 as further explained in Proposal No. 1 under the heading "Mandatory Purchase or Potential Forfeiture") upon conversion of the Notes, and 1,538,463 shares of common stock upon exercise of the Series A-4 Warrants will result in an increase in our outstanding common stock of more than 20% and (ii) the per share conversion price of the Notes may be less than book or market value of our common stock on the day of shareholder approval, we are required under the Nasdaq listing rules to seek shareholders' approval for the conversion of the Notes and the exercise of the Series A-4 Warrants. Pursuant to the Purchase Agreement, the Company agreed to use its best efforts to hold a shareholders' meeting and to seek shareholders' approval for the conversion of the Notes and the exercise of the Series A-4 Warrants as soon as practicable.

POST SHAREHOLDER APPROVAL

     The Purchase Agreement provides that if the shareholders of the Company approve the authorization and issuance of, and the conversion of the Notes into, the New Series A Preferred Stock and the exercise of the Series A-4 Warrants prior to the date of issuance of any Series A-4 Second Tranche Notes and/or Series A-5 Notes, such Series A-4 Second Tranche Notes and/or Series A-5 Notes will not be issued and the Company will issue and sell to the Investors (i) instead of the Series A-4 Second Tranche Notes, up to a maximum of 4,615,385 shares of the Series A-4 Preferred Stock and (ii) instead of the Series A-5 Notes, up to a maximum of 6,000,000 shares of the Series A-5 Preferred Stock.

USE OF PROCEEDS FROM THE SERIES A-4 AND A-5 FINANCING

      A significant portion of funds obtained from the Purchase of the Series A-4 First Tranche Notes and the A-4 First Tranche Warrants was used to pay the cash portion of the consideration for the acquisition of substantially all of the assets of Vector ESP, Inc. and Vector ESP Management, Inc. (collectively referred to as the "Sellers") which we completed on December 10, 2004 with the Sellers and Vector Global Services, Inc. (the "Vector Acquisition"). A significant portion of funds obtained from the purchase of the Series A-4 Second Tranche Notes and the related warrants was used to pay the cash portion of the consideration for the acquisition of all of the shares of Info Systems, Inc., a Delaware corporation ("Info Systems") which we completed on March 11, 2005 (the "Info Systems Acquisition"). We anticipate that the remaining amounts from the Series A-4 First Tranche Notes, the Series A-4 Second Tranche Notes and the related A-4 Warrants as well as any amounts we may receive from the Investors in connection with their purchase of the remaining Series A-4 Second Tranche Notes and Additional A-4 Warrants and Series A-5 Notes will be used to continue to acquire other businesses in furtherance of our growth through acquisition strategy, as well as for working capital needs.

BACKGROUND TO OUR INDEPENDENT DIRECTORS COMMITTEE APPROVAL OF THE SERIES A-4 AND A-5 FINANCING

     In late 2003, our executive officers and Board of Directors investigated and considered various potential financing sources to fund our growth strategy and as a result we entered into an agreement with Pequot (the "January 2004 Purchase Agreement") which provided for an investment of up to $25 million by Pequot. On May 20, 2004, our shareholders approved the Pequot investment under the terms of the January 2004 Purchase Agreement. The investment was to be made through Pequot's purchase from us of shares of our Series A Preferred Stock and warrants to purchase shares of our common stock in three tranches. Pequot completed its initial $7 million investment in our Company on May 21, 2004, through the purchase of 3,255,814 shares of our Series A-1 Preferred Stock and 500,000 warrants. Pequot completed a second $5.5 million investment in our Company on September 16, 2004 through the purchase of 2 million shares of our Series A-2 Preferred Stock and 400,000 warrants.

     In August 2004, our executive officers and Board of Directors reviewed our pipeline of potential acquisitions and determined that the type, number and size of acquisitions that we contemplated could not likely be financed solely through the remaining funding available under the January 2004 Purchase Agreement or through an expansion of our existing credit facilities, due to collateral requirements and limitations on debt leverage allowed by senior lenders, among other reasons. Our executive officers and directors determined that additional private equity investments could provide the financing we required to pursue our growth through acquisition strategy on terms that would likely offer a better opportunity for our shareholders to realize equity appreciation. Discussions with Pequot indicated its willingness to provide additional private equity investments to us, however, our executive officers and directors decided that in addition to Pequot, we would seek to include other institutional investors in any additional round of financing.

     In September 2004, our Board formed a special committee consisting only of independent directors to consider, review and provide guidance and oversight regarding transactions or other situations in which other board members, who are either members of management or employees of Pequot, have interests that may be in addition to, or different from, the interests of shareholders in general (the "Independent Directors Committee"). The members of the Independent Directors Committee are William Lerner, Al Nashman and Arnold Wasserman.

     During the fall of 2004, our executive management and directors approached several private equity firms, including Constellation, regarding their interest in providing financing to our Company. Constellation indicated that it desired to make an investment and after a number of meetings between private equity firms, including Constellation, and our executive officers and directors, Pequot and Constellation provided a draft term sheet for additional financing to our management in November 2004. We had no pre-existing relationship with Constellation or any of its affiliates prior to November 2004, nor did any of our affiliates, have such pre-existing relationships. Our executive officers and directors believed that Constellation's experience and past success with technology services companies would provide added value to our Company. Therefore, the executive officers decided to pursue a financing transaction with Constellation and advised our Board of Directors of their intentions.

     On December 7, 2004, Pequot assigned to Constellation its rights and obligations under the January 2004 Purchase Agreement to purchase from us $6,250,000 of the Series A-3 Preferred Stock and Series A-3 Warrants, together with rights and obligations of a "Purchaser" under the Pequot Purchase Agreement with respect to such Series A-3 Preferred Stock and Series A-3 Warrants. Immediately thereafter, Pequot purchased $6,250,000 of the Series A-3 Preferred Stock and Series A-3 Warrants and Constellation purchased $6,250,000 of the Series A-3 Preferred Stock and Series A-3 Warrants from us, thereby completing the third investment in our Company totaling 3,846,154 shares of our Series A-3 Preferred Stock and 769,232 warrants.

     Certain incumbent directors are affiliates or employees of Pequot and certain incumbent directors are employees and officers of the Company. Accordingly, our Board delegated the consideration and approval of the Series A-4 and A-5 Financing to the Independent Directors Committee. The Independent Directors Committee reviewed the terms of the Purchase Agreement. The Independent Directors Committee engaged Libra Securities, LLC ("Libra Securities"), a recognized investment banking firm with experience and expertise in securities and financing transactions, to advise it with respect to the Series A-4 and A-5 Financing and to issue an opinion as to the fairness, from a financial point of view, to the Company of the consideration to be paid by Pequot and Constellation in connection with the Series A-4 and A-5 Financing. The Independent Directors Committee determined the Series A-4 and A-5 Financing is fair to and in the best interests of our Company and shareholders.

     The matters set forth below were considered by the Independent Directors Committee at the formal meetings held by the Independent Directors Committee, and in informal meetings and telephone calls among individual and groups of directors. The Independent Directors Committee held a total of three formal meetings from the time when Pequot and Constellation first provided a draft term sheet to our management through the date on which our Independent Directors Committee authorized the signing of the Purchase Agreement. Libra Securities participated in one of these meetings and also spoke with one or more of the members of the Independent Directors Committee on numerous other occasions.

     The Independent Directors Committee did not assign relative weight to any of the factors listed below or consider that any factor was of overriding importance. The Independent Directors Committee evaluated the Series A-4 and A-5 Financing based upon the totality of the factors and all of the information available to them for consideration. Based upon their evaluation, the Independent Directors Committee determined that the Series A-4 and A-5 Financing, taken as a whole, would be the most suitable and obtainable means to continue to pursue our strategic growth strategy, and that the transaction was fair, from a financial point of view, to the Company.

     The factors the Independent Directors Committee considered, in addition to those factors discussed elsewhere in this proxy statement, include the following:

     o Increasing shareholder value through implementing our strategic growth strategy. Our Company has been an operating entity for over seventeen years. During this period, both our Company and other entities within the areas in which we operate have seen periods of significant and marginal growth, as well as periods of stagnation, and marginal and significant declines in operating results. We have seen periods in which there were numerous new entries into the businesses in which we operate and periods of consolidation. These factors have contributed to swings in shareholder values of our Company and the other entities operating in our areas of business. We seek to enhance the shareholder value of our Company. Our board has made the determination that the implementation of a strategy of growth by acquisition, in addition to internal growth, has the greatest likelihood of increasing shareholder value. The Series A-4 and A-5 Financing will aid us in implementing our strategic growth plan as it will provide us with available funds and a possible source for additional funds to make acquisitions. In addition it will develop a relationship with Constellation and further our relationship with Pequot, both of which have successful past experience in acquiring and growing entrepreneurial companies and an excellent reputation in the venture capital field.

     o Assisting in implementing our strategic growth strategy as soon as possible. There currently are a number of potential acquisition candidates that would be attractive to us because, we believe, such companies are attractively valued by the market place. The Series A-4 and A-5 Financing will provide us with a source of funds to make such acquisitions. We do not know if we would be able to either grow internally and thereby internally generate funds or to locate other sources of funds on terms similar or more advantageous to our Company and shareholders, as the Series A-4 and A-5 Financing, to implement our strategic growth strategy while such potential acquisition targets remain attractively valued. The Series A-4 and A-5 Financing is a transaction which is available to us at this time. Other transactions may not become available to us and we may lose what we believe to be an indeterminable period of opportunity to implement our strategic growth strategy.

     o Reliance upon our Independent Directors Committee's business experience and consideration of the opinions of our professional advisors in determining the fairness of the terms of the Series A-4 and A-5 Financing. Our Independent Directors Committee relied upon its members own business experience and considered the opinion of Libra Securities, as to the fairness from a financial point of view to the Company of the consideration to be paid by Pequot and Constellation in connection with the Series A-4 and A-5 Financing. Our non-employee, independent directors have substantial business experience. The Independent Directors Committee retained Libra Securities to assist in its evaluation of the reasonableness and fairness of the terms of the Series A-4 and A-5 Financing, including the purchase, conversion and exercise prices for the securities to be issued and sold to Pequot and Constellation. The Independent Directors Committee listened, reviewed and evaluated the information and opinions provided by its professional advisors. No individual item presented by the professionals, nor the directors own past business experience, were assigned relative weight and no individual item was considered of overriding importance. The Independent Directors Committee considered a number of factors including the Libra Securities analysis of the value of the consideration to be paid by Pequot and Constellation in making the Pequot and Constellation investment, which is described in detail in the immediately succeeding section of this Proposal No. 1 entitled "Libra Securities Fairness Opinion." Our Independent Directors Committee evaluated the terms of the Series A-4 and A-5 Financing as a whole. Our Independent Directors Committee determined, among other things, that the terms of the Series A-4 and A-5 Financing were generally comparable, if not superior from the Company's perspective, to terms upon which comparable transactions were consummated. On this basis, and together with relying on their own personal business experiences, our directors determined the terms of the Series A-4 and A-5 Financing were fair, from a financial point of view, to the Company.

     o We have concluded that the terms of the Series A-4 and A-5 Financing benefit our Company and shareholders. We believe that the Series A-4 and A-5 Financing will allow us to implement our strategic growth strategy at a relatively low cost of money to us compared to other alternatives, if such alternatives were available. The benefits may not be exactly equal, and cannot be monetarily quantified to specific amounts. Also, the bargaining powers of the parties were not equal, as we required funds and Pequot and Constellation had funds available. However, the terms of the Series A-4 and A-5 Financing were the result of arms-length negotiations and we believe we obtained the best possible terms under the circumstances.

     o We believe that the dilutive effect of the Series A-4 and A-5 Financing on the ownership and voting rights of our current security holders are offset by the potential benefits that will result from the funds being made available to us as a result of the Series A-4 and A-5 Financing and by the potential increase in shareholder values that may result from a successful implementation of our strategic growth strategy.

     Our Independent Directors Committee believes that the terms of the Series A-4 and A-5 Financing were fair, from a financial point of view, to the Company and the consummation of the Series A-4 and A-5 Financing was in the best interests of our Company and shareholders. Accordingly, the Independent Directors Committee unanimously approved the Series A-4 and A-5 Financings.

LIBRA SECURITIES FAIRNESS OPINION

     Background

     Our Independent Directors Committee engaged Libra Securities to deliver an opinion to the Independent Directors Committee as to the fairness, from a financial point of view, to the Company of the aggregate consideration to be received pursuant to the Purchase Agreement. The Independent Directors Committee retained Libra Securities based upon Libra Securities' reputation, experience and expertise in the valuation of businesses and securities in connection with recapitalizations and similar transactions.

     On December 6, 2004, Libra Securities delivered its written opinion addressed to the Independent Directors Committee which provided that as of December 6, 2004 the aggregate consideration to be paid by Pequot and Constellation pursuant to the Purchase Agreement is fair, from a financial point of view, to the Company.

     Summary of the Opinion of Libra Securities

     The following summary of the opinion of Libra Securities may not include all of the information important to you. The full text of the opinion dated December 6, 2004, delivered by Libra Securities to the Independent Directors Committee, which sets forth the assumptions made, general procedures followed, matters considered and limits on the scope of review undertaken, is included as Appendix A to this Proxy Statement and is incorporated herein by reference. We recommend that you read the full text of such opinion. Libra Securities has consented to the inclusion of the full text of its opinion in this Proxy Statement.

     Libra Securities provided its opinion for the sole use of the Independent Directors Committee in its evaluation of the Financing Transaction (as defined below), the opinion does not address any other aspect of the Financing Transaction and does not constitute a recommendation to any shareholder, and the opinion should not be relied upon by any shareholder, as to how such shareholder should vote or as to any other action to be taken with respect to any matters relating to the Financing Transaction or related transactions or any other matter.

     The Financing Transaction considered by Libra Securities was (the "Financing Transaction"):

     o the assignment by Pequot to Constellation of its right to purchase $6,250,000 worth of Series A-3 Preferred Stock and related warrants, and the exercise of such right by Constellation, and the exercise by Pequot of its right to purchase an additional $6,250,000 worth of Series A-3 Preferred Stock and related warrants;

     o the issuance and sale by us to Pequot and Constellation of Series A-4 First Tranche Notes and related warrants for aggregate consideration of $10,000,000;

     o the granting by us to Pequot and Constellation of a right, exercisable at any time prior to September 10, 2005, to purchase Series A-4 Second Tranche Notes (or Series A-4 Second Tranche Preferred Stock if shareholder approval has been obtained) and related warrants for aggregate consideration of up to $15,000,000; and

     o the granting by us to Pequot and Constellation of a right, exercisable at any time prior to December 10, 2005, to purchase Series A-5 Notes (or Series A-5 Preferred Stock if shareholder approval has been obtained) for aggregate consideration of up to $15,000,000.

     In connection with its analysis, Libra Securities, among other things:

     o reviewed drafts of the Purchase Agreement, forms of the notes to be issued to Pequot and Constellation, our Restated Certificate of Incorporation and certain other related documents;

     o reviewed our audited financial statements for the fiscal years ended March 31, 2002, 2003 and 2004;

     o reviewed our unaudited financial statements for the six month period ended September 30, 2004;

     o reviewed our financial projections prepared by our management, including projections taking into account the pro forma effects of our pending acquisition of assets of Vector ESP, Inc. and another proposed acquisition;

     o    reviewed historical market prices for our common stock;

     o held discussions with our senior management with respect to the liquidity needs of, and capital resources available to, us and our business and prospects for future growth;

     o reviewed and analyzed certain publicly available financial data for certain companies Libra Securities deemed comparable to us;

     o reviewed and analyzed certain publicly available information for transactions with acquired companies that Libra Securities deemed comparable to us;

     o performed a discounted cash flow analysis of our Company using certain assumptions of future performance provided to or discussed with Libra Securities by our management;

     o performed a valuation analysis of the warrants issuable pursuant to the Purchase Agreement and the rights to purchase Series A Preferred Stock;

     o reviewed and analyzed certain publicly available information for transactions that Libra Securities deemed comparable to the Financing Transaction;

     o    reviewed public information concerning us; and

     o performed such other analyses, reviewed such other information and considered such other factors, as Libra Securities deemed appropriate.

     In rendering its opinion, Libra Securities relied upon and assumed, without independent verification or investigation, the accuracy and completeness of all of the financial and other information provided to or discussed with Libra Securities by us and our employees, representatives and affiliates or obtained by Libra Securities from publicly available sources. With respect to forecasts of our future financial condition and operating results and pro forma effects provided to Libra Securities or discussed with Libra Securities by our management, Libra Securities assumed, at the direction of the Independent Directors Committee, without independent verification or investigation, that such forecasts were reasonably prepared on bases reflecting the best available information, estimates and judgments of our management, and Libra Securities also assumed that there has been no material change in our assets, financial condition, business or prospects since the date of the most recent financial statements made available to Libra Securities.

     Libra Securities assumed further, with the consent of the Independent Directors Committee:

     o that in the course of obtaining the necessary regulatory or third party approvals and consents for the Financing Transaction and related transactions (including the approval of our shareholders), no delay, limitation, restriction or condition would be imposed that would have a material adverse effect on us or the contemplated benefits to us of the Financing Transaction;

     o that the final executed form of the purchase agreement, forms of the notes, our Restated Certificate of Incorporation and certain other related documents do not differ in any material respect from the drafts that Libra Securities examined and the Financing Transaction and related transactions are consummated in accordance with their terms, without waiver, modification or amendment of any material term, condition or agreement, and in compliance with all applicable laws and all agreements to which we are a party or our assets are subject; and

     o that the rights to purchase the Notes or Series A Preferred Stock are exercised at or prior to their expiration and all of the Series A Preferred Stock issued in respect thereof is converted into our common stock.

     Libra Securities did not make or obtain any independent evaluations or appraisals of our assets or liabilities (contingent or otherwise) or those of our affiliated entities. Libra Securities did not express any opinion as to our underlying valuation, future performance or long-term viability or the price at which our common stock will trade at any time in the future. In connection with its engagement, Libra Securities was not requested to, and did not, solicit third party indications of interest in the possible acquisition of all or a part of us, nor did Libra Securities participate in the structuring of the Financing Transaction.

     Libra Securities noted that its opinion was necessarily based on the information available to it and general economic, financial and stock market conditions and circumstances as they existed and could be evaluated by it on the date of its opinion. Libra Securities further noted that although subsequent developments may affect its opinion, it does not have any obligation to update, revise or reaffirm its opinion. Although Libra Securities evaluated the consideration to be paid by Pequot and Constellation in connection with the Financing Transaction from a financial point of view, Libra Securities did not recommend the specific consideration payable, which was determined through negotiations between Pequot, Constellation and us.

     In preparing its opinion, Libra Securities performed a variety of financial and comparative analyses, including those described below. The summary of such analyses does not purport to be a complete description of the analyses underlying the Libra Securities opinion or of the presentation by Libra

Securities to the Independent Directors Committee. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analyses and the application of those methods to the particular circumstances and, therefore, such opinion is not readily susceptible to summary description. Furthermore, in arriving at its opinion, Libra Securities did not attribute particular weight to any analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Libra Securities believes that its analysis must be considered as a whole and that selecting portions of its analyses and factors, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying the preparation of its opinion. In its analysis, Libra Securities made numerous assumptions with respect to us, industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond our control. The estimates contained in such analyses and the valuation ranges resulting from any particular analysis are not necessarily indicative of the actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by such analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty. The Libra Securities opinion was only one of many factors considered by the Independent Directors Committee in its evaluation of the Financing Transaction and should not be viewed as determinative of the view of the Independent Directors Committee or management with respect to the consideration to be received by us in connection with the Financing Transaction.

     The following is a summary of the material financial analyses performed by Libra Securities in connection with rendering its opinion. Some of the summaries of the financial analyses include information presented in tabular format. TO FULLY UNDERSTAND THE FINANCIAL ANALYSES, THE TABLES SHOULD BE READ TOGETHER WITH THE TEXT OF EACH SUMMARY. CONSIDERING THE DATA IN THE TABLES WITHOUT CONSIDERING THE NARRATIVE DESCRIPTION OF THE FINANCIAL ANALYSES, INCLUDING THE METHODOLOGIES AND ASSUMPTIONS UNDERLYING THE ANALYSES, COULD CREATE A MISLEADING OR INCOMPLETE VIEW OF THE FINANCIAL ANALYSES.

     Calculation of Value of Consideration Received From Pequot and
Constellation

     Libra Securities analyzed the value of the consideration to be received from Pequot and Constellation in connection with the Financing Transaction assuming Pequot and Constellation exercise in full their rights to purchase Series A Preferred Stock. Libra Securities evaluated two scenarios, the first in which the Series A-4 Second Tranche Preferred Stock and Series A-5 Preferred Stock are purchased on the ninth month and twelfth month anniversary of closing date for the Series A-4 First Tranche Preferred Stock (called the as structured scenario), and the second in which the Series A-4 Second Tranche Preferred Stock and Series A-5 Preferred Stock are both purchased on the 6th month anniversary of closing date for the Series A-4 First Tranche Preferred Stock (called the "six month funding scenario"). In each scenario, Libra Securities determined the consideration to be paid for the Series A-4 First Tranche Preferred Stock by determining the present value (as of the closing date for the Series A-4 First Tranche Preferred Stock closing date, using a discount rate of 10%) of (i) the consideration to be paid for the Series A Preferred Stock and related warrants, if any, minus (ii) the value of the warrants, as applicable, issued in connection with the Series A Preferred Stock, minus (iii) the value of the rights to purchase Series A-4 Second Tranche Preferred Stock and Series A-5 Preferred Stock.

     Libra Securities determined the value of the warrants to be issued with the Series A-4 First Tranche Preferred Stock and Series A-4 Second Tranche Preferred Stock using the Black-Scholes option valuation model and employing the following inputs:


   Inputs to Black-Scholes Option Valuation Model For Warrants

----------------------------------------------- ------------------
MTM 30-Day Average Common Stock Price            $3.44
----------------------------------------------- ------------------
Option Strike Price                              $4.06
----------------------------------------------- ------------------
Years-to-Maturity                                4.0
----------------------------------------------- ------------------
Volatility                                       97%
----------------------------------------------- ------------------
Interest Rate                                    3.55%
----------------------------------------------- ------------------

     Libra Securities determined the value of the rights to purchase Series A-4 Second Tranche Preferred Stock and Series A-5 Preferred Stock using the Black-Scholes option valuation model and employing the following inputs:


       Inputs to Black-Scholes Option Valuation Model For Future Purchase Rights


                      SERIES A-4      SERIES A-4     SERIES A-5  SERIES A-5 SIX
                        SECOND          SECOND           AS         SIX MONTH
                      TRANCHE AS      TRANCHE SIX    STRUCTURED      FUNDING
                      STRUCTURED        MONTH
                                       FUNDING
                 ----------------- ---------------- ------------ ---------------
MTM 30-Day             $3.44            $3.44           $3.44         $3.44
Average Common
Stock Price
--------------------------------------------------------------------------------
Option Strike Price    $3.25            $3.25           $3.25         $3.25
--------------------------------------------------------------------------------
Years-to-Maturity        .75              .50            1.00           .50
--------------------------------------------------------------------------------
Volatility               97%              97%             97%           97%
--------------------------------------------------------------------------------
Interest Rate           2.51%            2.38%           2.70%         2.38%
--------------------------------------------------------------------------------

     This analysis resulted in value of consideration to be received from Pequot and Constellation in connection with their purchase of Series A-4 Preferred Stock and Series A-5 Preferred Stock, assuming Pequot and Constellation exercise in full their rights to purchase such stock, of $22.3 million under the as structured scenario and $25.9 million under the six month funding scenario, with all of the shares of Series A-4 Preferred Stock and Series A-5 Preferred Stock representing approximately 40.4% of the pro forma total outstanding shares of our common stock on a fully-diluted basis (using the treasury method and a 30-day average stock price of $3.44 to determine the contribution of options and warrants).

     Comparable Companies Analysis

     Libra Securities reviewed publicly available financial information, as of the most recently reported period, and stock market information, as of December 3, 2004, for the following nine publicly traded companies. Libra Securities deemed these companies to be reasonably comparable to us; however, none of the companies was exactly comparable. Libra Securities analyzed these companies in order to compare the value of our Company implied by the Financing Transaction to a range of values derived from such an analysis. The comparable companies reviewed by Libra Securities were:


   -------------------------------------- --------------------------------
   CIBER, Inc.                            Dyntek Inc.
   -------------------------------------- --------------------------------
   En Pointe Technologies Inc.            ePlus Inc.
   -------------------------------------- --------------------------------
   Insight Enterprises Inc.               Pomeroy IT Solutions, Inc.
   -------------------------------------- --------------------------------
   RCM Technologies, Inc.                 SteelCloud Inc.
   -------------------------------------- --------------------------------
   SunGuard Data Systems Inc.
   -------------------------------------- --------------------------------

     For each company in the sample set, Libra Securities calculated multiples of equity value plus total debt and other long-term liabilities, less cash and cash equivalents, referred to as enterprise value, to revenue and earnings before interest, taxes, depreciation and amortization, referred to as EBITDA for the last twelve months, referred to as LTM, calendar year 2004 (estimated), and calendar year 2005 (estimated). Libra Securities also reviewed the ratio of each of the selected companies' share price as of December 3, 2004 to projected earnings per share, referred to as EPS, for calendar years 2004 and 2005. Estimated financial data for the selected companies were based on publicly available information, various research reports and consensus estimates. The analysis indicated the following multiples:


-----------------------------------------------------------------------------
                                   ENTERPRISE VALUE/REVENUE
---------------------- ---------------- ------------------ ------------------
                           LTM               2004E              2005E
---------------------- ---------------- ------------------ ------------------
 Selected Companies
---------------------- ---------------- ------------------ ------------------
    High                   2.3x              2.3x                2.2x
---------------------- ---------------- ------------------ ------------------
    Median                 0.5               0.4                 0.3
---------------------- ---------------- ------------------ ------------------
    Adjusted Median        0.5               0.3                 0.3
---------------------- ---------------- ------------------ ------------------
    Mean                   0.7               0.8                 0.8
---------------------- ---------------- ------------------ ------------------
    Low                    0.1               0.2                 0.2
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
                                   ENTERPRISE VALUE/EBITDA
---------------------- ---------------- ------------------ ------------------
                           LTM               2004E              2005E
---------------------- ---------------- ------------------ ------------------
 Selected Companies
---------------------- ---------------- ------------------ ------------------
    High                  14.1x             11.4x                9.0x
---------------------- ---------------- ------------------ ------------------
    Median                 7.8               9.1                 7.0
---------------------- ---------------- ------------------ ------------------
    Adjusted Median        6.6               7.7                 5.9
---------------------- ---------------- ------------------ ------------------
    Mean                   8.7               8.8                 7.2
---------------------- ---------------- ------------------ ------------------
    Low                    6.5               6.8                 5.6
-----------------------------------------------------------------------------




------------------------------ ------------------------------------
                                        STOCK PRICE/EPS
------------------------------ ---------------- -------------------
                                   2004E            2005E
------------------------------ ---------------- -------------------
 Selected Companies
------------------------------ ---------------- -------------------
    High                           18.8x            16.6x
------------------------------ ---------------- -------------------
    Median                         18.2             15.8
------------------------------ ---------------- -------------------
    Adjusted Median                15.5             13.4
------------------------------ ---------------- -------------------
    Mean                           17.3             14.5
------------------------------ ---------------- -------------------
    Low                            14.0             11.3
------------------------------ ------------------------------------

     Libra Securities then calculated an implied equity value for our Company based on estimated revenue for calendar years 2004 and 2005, estimated EBITDA for calendar year 2005 and estimated net income for calendar year 2005, using multiples of plus or minus 15% of the adjusted median multiples (determined by taking a 15% discount from the median multiples due to the smaller size of our Company and less liquidity in the trading of our Company's common stock as compared to the selected companies) from the comparable companies analysis. The average of these metrics resulted in a reference range for the implied equity value for 40.4% of our Company of between $15.4 million and $22.8 million.

     Precedent Transactions Analysis

     Using publicly available information, Libra Securities analyzed certain financial and operating information relating to the following ten selected merger and acquisition transactions, which we refer to as the comparable transactions in this section, each of which was announced in calendar year 2004, 2003, or 2002. The comparable transactions were chosen as they involved acquired companies that were comparable in size and possessed general financial characteristics similar to us; however, none of the comparable transactions reviewed was exactly comparable to the Financing Transaction. Libra Securities analyzed the comparable transactions in order to compare the value of our Company implied by the Financing Transaction to a range of values derived from transactions that resulted in a change of control. The comparable transactions reviewed by Libra Securities were:


------------------------------- ---------------------------- --------------------
       ACQUIRED COMPANY                ACQUIROR         ANNOUNCED  CONSIDERATION
------------------------------- ---------------------------- -------------------
Network Catalyst, Inc.          MTM Technologies Inc.     2004      Cash & Stock
(Private)                       (Public)
------------------------------- ---------------------------- -------------------
Novasoft AG (Public)            CIBER, Inc. (Public)      2004      Cash & Stock
------------------------------- ---------------------------- -------------------
Compucom Systems Inc. (Public)  Platinum Equity, LLC      2004      Cash
                                (Private)
------------------------------- ---------------------------- -------------------
Ascent Technology Ltd.          CIBER, Inc. (Public)      2004      Cash & Stock
(Private)
------------------------------- ---------------------------- -------------------
SCB Computer Technologies,      CIBER, Inc. (Public)      2003      Cash & Stock
Inc. (Public)
------------------------------- ---------------------------- -------------------
AlphaNet Solutions, Inc.        CIBER, Inc. (Public)      2003      Cash & Stock
(Public)
------------------------------- ---------------------------- -------------------



--------------------------------------------------------------------------------
       ACQUIRED COMPANY                ACQUIROR         ANNOUNCED  CONSIDERATION
--------------------------------------------------------------------------------

Corporate PC Source Inc.        Zones Inc. (Public)       2003      Cash & Stock
(Private)
--------------------------------------------------------------------------------
ECSoft Group plc (Public)       CIBER, Inc. (Public)      2002      Cash
--------------------------------------------------------------------------------
Comark Inc. (Private)           Insight Enterprises Inc.  2002      Cash & Stock
                                (Public)
--------------------------------------------------------------------------------
CorpSoft Inc. (Private)         Level 3 Communications    2002      Cash
                                Inc. (Public)
--------------------------------------------------------------------------------

     For each of the comparable transactions, Libra Securities calculated multiples of the enterprise value of the acquired company compared to both revenue and EBITDA for the LTM, next fiscal year, referred to as FY +1, and fiscal year after the next fiscal year, referred to as FY + 2, which were based upon the most recent publicly available information prior to the closing of the respective comparable transactions.

     The analysis indicated the following multiples:


-----------------------------------------------------------------------------
                                   ENTERPRISE VALUE/REVENUE
---------------------- ---------------- ------------------ ------------------
                           LTM               FY + 1              FY + 2
---------------------- ---------------- ------------------ ------------------
 Selected Companies
---------------------- ---------------- ------------------ ------------------
    High                   1.3x              1.1x                1.2x
---------------------- ---------------- ------------------ ------------------
    Median                 0.2               0.4                 0.4
---------------------- ---------------- ------------------ ------------------
    Mean                   0.4               0.5                 0.5
---------------------- ---------------- ------------------ ------------------
    Low                    0.1               0.1                 0.1
-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
                                   ENTERPRISE VALUE/EBITDA
---------------------- ---------------- ------------------ ------------------
                           LTM               FY + 1              FY + 2
---------------------- ---------------- ------------------ ------------------
 Selected Companies
---------------------- ---------------- ------------------ ------------------
    High                  13.6x              5.3x                4.4x
---------------------- ---------------- ------------------ ------------------
    Median                 7.7               4.6                 3.8
---------------------- ---------------- ------------------ ------------------
    Mean                   7.8               4.6                 3.8
---------------------- ---------------- ------------------ ------------------
    Low                    3.2               4.0                 3.3
-----------------------------------------------------------------------------



     Libra Securities then calculated an implied equity value for our Company based on the revenues for the last twelve months, estimated revenue for calendar years 2004 and 2005 and estimated EBITDA for calendar year 2005, using multiples of plus or minus 15% of the median multiples from the precedent transactions analysis. The average of these metrics resulted in a reference range for the implied equity value for 40.4% of our Company of between $16.4 million and $24.8 million.

     Discounted Cash Flow Analysis

     Libra Securities performed a discounted cash flow analysis using financial forecasts for 2005 to 2009 internally prepared by our management in order to derive an implied equity value reference range for our Company. Libra Securities assumed discount rates of 25.0% to 30.0%. Selection of an appropriate discount rate is an inherently subjective process and is affected by numerous factors. The discount rates used by Libra Securities were selected based upon, among other things, our historical financial results, current financial condition and the risk associated with our achieving our financial projections. This range of discount rates also reflects an estimate of our cost of capital and the current valuation parameters for comparable public companies. The discounted cash flow analysis determined the discounted present value of the unlevered after-tax cash flows generated over the period covered by the financial forecasts and then added the discounted present value of a terminal value based on a range of multiples of estimated 2009 EBITDA of 4.0x to 6.0x.

     The discounted cash flow analysis resulted in a reference range for the implied equity value for 40.4% of our Company of between $20.3 million and $37.1 million.

     Analysis of Selected Comparable Investment Transactions

     Using publicly available information, Libra Securities analyzed certain financial information and terms and conditions relating to the following 15 selected investment transactions, which we refer to as comparable investments in this section, each of which was announced in calendar years 2004 or 2003. Libra Securities analyzed the comparable investments in order to compare certain of the financial information and terms and conditions of the financing transaction to similar transactions. The comparable investments were chosen as they involved companies that Libra Securities believed possessed general business, operating and financial characteristics representative of companies in the industry in which we operate and the securities involved were similar; however, none of the comparable investments reviewed was exactly comparable. The comparable investments reviewed by Libra Securities were:


--------------------------------------- -------------------------------------------- --------------
        COMPANY NAME                             LEAD INVESTOR                          CLOSED
--------------------------------------- -------------------------------------------- --------------
WidePoint Corporation                    Barron Partners, LP                          2004
--------------------------------------- -------------------------------------------- --------------
MTI Technology Corporation               Digital Media & Communications III-C L.P.    2004
--------------------------------------- -------------------------------------------- --------------
Essential Reality, Inc.                  Various Institutional Investors              2004
--------------------------------------- -------------------------------------------- --------------
PowerHouse Technologies Group, Inc.      Various Individual Investors                 2004
--------------------------------------- -------------------------------------------- --------------
XATA Corporation                         Trident Capital Fund V, L.P.                 2003
--------------------------------------- -------------------------------------------- --------------
SSP Solutions, Inc.                      Various Individual Investors                 2003
--------------------------------------- -------------------------------------------- --------------
Recom Managed Systems, Inc.              Various Individual Investors                 2003
--------------------------------------- -------------------------------------------- --------------
Patron Systems, Inc.                     InterCap Group, LLC                          2003
--------------------------------------- -------------------------------------------- --------------
VASCO Data Security International,       SDS Merchant Fund, LP                        2003
Inc.
--------------------------------------- -------------------------------------------- --------------
NetWolves Corporation                    Various Institutional Investors              2003
--------------------------------------- -------------------------------------------- --------------
Media 100 Inc.                           CCM Master Fund, Ltd.                        2003
--------------------------------------- -------------------------------------------- --------------
Wave Systems Corporation                 Arosa Investment Ltd.                        2003
--------------------------------------- -------------------------------------------- --------------



--------------------------------------------------------------------------------
        COMPANY NAME                       LEAD INVESTOR              CLOSED
--------------------------------------------------------------------------------
Socket Communications, Inc.        Various Individual Investors        2003
--------------------------------------------------------------------------------
Vixel Corporation                  Goldman Sachs Group, Inc.           2003
--------------------------------------------------------------------------------
NetWolves Corporation              Various Institutional Investors     2003
--------------------------------------------------------------------------------


     In its analysis of the comparable investments, Libra Securities reviewed, among other things, the conversion price of the preferred stock and the exercise price of the warrants issued in each case compared to each respective company's closing stock price one day prior to the closing of the investment and the 30 day average prior to the closing of the investment and the percentage of warrant coverage of each investment. These results are summarized below:


------------------------------------------------------------------------------
                               PREFERRED STOCK           PREFERRED STOCK
                            PREMIUM/(DISCOUNT) TO     PREMIUM/(DISCOUNT) TO
                             STOCK PRICE ONE DAY       STOCK PRICE 30 DAYS
                                PRIOR TO CLOSE            PRIOR AVERAGE
------------------------------------------------------------------------------
 Selected Investments
------------------------------------------------------------------------------
         High                       (1.4)%                     5.1%
------------------------------------------------------------------------------
         Median                     (30.8)                     (22.8)
------------------------------------------------------------------------------
         Mean                       (34.1)                     (28.3)
------------------------------------------------------------------------------
         Low                        (97.1)                     (99.9)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Series A-4 First Tranche            (44.4)                     (5.5)
------------------------------------------------------------------------------
Series A-4 Second Tranche           (44.4)                     (5.5)
------------------------------------------------------------------------------
Series A-5                          (44.4)                     (5.5)
------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------
                                   WARRANTS                WARRANTS             WARRANT COVERAGE
                              PREMIUM/(DISCOUNT)      PREMIUM/(DISCOUNT)
                              TO STOCK PRICE ONE      TO STOCK PRICE 30
                              DAY PRIOR TO CLOSE      DAYS PRIOR AVERAGE
----------------------------------------------------------------------------------------------------
 Selected Investments
----------------------------------------------------------------------------------------------------
         High                      20.1%                    30.1%                   50.0%
----------------------------------------------------------------------------------------------------
         Median                     2.5                      8.3                     29.9
----------------------------------------------------------------------------------------------------
         Mean                       0.1                      7.6                     33.1
----------------------------------------------------------------------------------------------------
         Low                      (33.4)                   (22.8)                  10.0
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Series A-4 First Tranche          (30.6)                    18.0                    20.0
----------------------------------------------------------------------------------------------------
Series A-4 Second Tranche         (30.6)                    18.0                    20.0
----------------------------------------------------------------------------------------------------
Series A-5                         NA                        NA                      none
----------------------------------------------------------------------------------------------------


     Miscellaneous

     Our engagement letter with Libra Securities provides for us to pay Libra Securities fees for its services, a portion of which was contingent upon the delivery of its opinion. In addition, the Company has agreed, among other things, to reimburse Libra Securities for certain of its reasonable out-of-pocket expenses, including the reasonable fees and expenses of its legal counsel, incurred in connection with the services provided by Libra Securities, and to indemnify and hold harmless Libra Securities and related persons against certain liabilities relating to or arising out of its engagement, including certain liabilities under the federal securities laws.

     As part of its investment banking business, Libra Securities is regularly engaged in valuations of businesses and securities in connection with acquisitions and mergers, underwritings, secondary distributions of securities, private placements and valuations for other purposes. In the ordinary course of business, Libra Securities and its affiliates may actively trade our securities for its and its affiliates' own accounts and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

INFORMATION ABOUT PEQUOT

     Pequot Fund is a $640 million private equity fund formed in 2000. Its general partner is a Delaware limited liability company. Pequot Fund's investment objective is to invest in equity and equity-related investments in public and private companies in dynamic market sectors that are typically 12 to 24 months away from broad market acceptance, irrespective of the company's ownership profile. The fund focuses primarily on companies in the hardware, software and services, healthcare and defense markets.

     Pequot Partners is a $90 million private equity fund formed in 2000. Its general partner is a Delaware limited liability company. Pequot Partner's investment objective is to invest in equity and equity-related investments in public and private companies in dynamic market sectors that are typically 12 to 24 months away from broad market acceptance, irrespective of the company's ownership profile. The fund focuses primarily on companies in the hardware, software and services, healthcare and defense markets.

     Gerald Poch, the Chairman of our Board of Directors is also the Managing Director of Pequot Capital Management, Inc. Richard Heitzmann, a Director of our Company and a member of our Compensation Committee is also a Senior Vice President of Pequot Capital Management, Inc. Amish Jani who resigned from our Board of Directors on December 10, 2004 to make room for a director nominated by Constellation, is a Senior Vice President of Pequot Capital Management, Inc.

INFORMATION ABOUT CONSTELLATION

     Constellation Venture is a Delaware limited partnership. The principal business of Constellation Venture is that of a private investment partnership. The general partner of Constellation Venture is Constellation Ventures Management II, LLC. The principal business and principal office address of Constellation Venture is 383 Madison Avenue, 28th Floor, New York, New York 10179.

     Constellation Offshore is a Cayman Islands limited partnership. The principal business of Constellation Offshore is that of a private investment partnership. The general partner of Constellation Offshore is Constellation

Ventures Management II, LLC. The principal business and principal office address of Constellation Offshore is 383 Madison Avenue, 28th Floor, New York, New York 10179.

     BSC is a Delaware limited partnership. The principal business of BSC is that of a private investment partnership. The general partners of BSC are Constellation Ventures Management II, LLC and Bear Stearns Merchant Capital II, L.P. ("BSMC"). The principal business of BSMC is that of a private investment partnership. The principal business and principal office address of BSC and BSMC is 383 Madison Avenue, New York, New York 10179.

     CVC is a Delaware limited liability Corporation. The principal business of CVC is that of a private investment limited liability corporation. The managing member of CVC is The Bear Stearns Companies Inc. ("BSCI"). The principal business of BSCI is that of a securities broker-dealer. The principal business and principal office address of CVC and BSCI is 383 Madison Avenue, New York, New York 10179.

     Bear Stearns Asset Management Inc. is a New York corporation. The principal business of Bear Stearns Asset Management Inc. is that of a registered investment advisor. The principal business and principal office address of Bear Stearns Asset Management Inc. is 383 Madison Avenue, New York, New York 10179. The executive officers and directors of Bear Stearns Asset Management Inc. are citizens of the United States.

     Constellation Ventures Management II, LLC is a Delaware limited liability corporation. The principal business of Constellation Ventures Management II, LLC is that of a private investment limited liability corporation. The managing member of Constellation Ventures Management II, LLC is Bear Stearns Asset Management Inc. The principal business and principal office address of Constellation Ventures Management II, LLC is 383 Madison Avenue, 28th Floor, New York, New York 10179.

     Clifford Friedman who was elected to our Board of Directors on December 10, 2004 is also a Senior Managing Director of Bear Stearns Asset Management Inc., which is the Managing Member of Constellation Ventures Management II, LLC, which is the sole general partner of both Constellation Venture and Constellation Offshore and one of two general partners of BSC. Clifford Friedman is also a member of CVC.

INTEREST OF CERTAIN PERSONS IN APPROVAL OF PROPOSAL NO. 1

     In considering the recommendation of the Independent Directors Committee with respect to the Series A-4 and A-5 Financing, shareholders should be aware that certain incumbent directors, Gerald A. Poch and Richard Heitzmann, are the Managing Director and Senior Vice President of Pequot Capital Management, Inc., respectively. In addition, Amish Jani who resigned as a Director of our Company on December 10, 2004 is a Senior Vice President of Pequot Capital Management, Inc. Because they have interests in the Series A-4 and A-5 Financing that may be in addition to, or different from, the interests of shareholders in general, they did not participate in the portion of any Board of Directors meeting and abstained from voting on all matters relating to the Series A-4 and A-5 Financing. On December 6, 2004, the Independent Directors Committee unanimously approved the Series A-4 and A-5 Financing pursuant to its delegated authority from the Board of Directors.

CHANGES TO THE BOARD OF DIRECTORS

     On December 10, 2004, Amish Jani, previously nominated by Pequot Capital Management, Inc., resigned as a member of our Board of Directors, and Clifford Friedman, a nominee of Constellation, was elected to our Board of Directors.

CERTAIN RISKS ASSOCIATED WITH THE SERIES A-4 AND A-5 FINANCING

     In addition to other information contained in this Proxy Statement, in determining whether to approve the conversion of the Notes and the exercise of the Series A-4 Warrants, shareholders should consider the following risks related to the failure to approve the conversion of the Notes and the exercise of the Series A-4 Warrants, and certain effects that may result from approving the conversion of the Notes and the exercise of the Series A-4 Warrants. With regard to the risks, as noted above, shareholders holding an aggregate of approximately 65% of our Voting Stock have agreed to vote in favor of Proposals 1 through 7 thereby assuring a majority of the votes required to approve such proposals and therefore, the risks set forth below will not be realized.

     Growth Strategy
     ---------------

     The Company requires additional capital to fund its acquisition strategy. If the shareholders do not approve the conversion of the Notes and the exercise of the Series A-4 Warrants, the Company cannot assure its shareholders that additional or alternative financing could be obtained on terms and conditions that are as favorable to the Company to those provided in the Purchase Agreement, if at all.

     Dilution
     --------

     If all funds under the Series A-4 and A-5 Financing are drawn down by the Company, there will be a significant dilutive effect on the ownership interests and voting rights of the Company's existing shareholders and warrant and option holders.

     Existing holders of our common stock currently have the right to vote approximately 45% of the Voting Stock of the Company on all matters subject shareholders' vote. Following the issuance of all of the Series A-4 Preferred Stock and the Series A-5 Preferred Stock existing holders of our common stock will have the right to vote approximately 26% of the Company's outstanding voting stock.

     We also refer you to the section of this Proxy Statement entitled "Proposal No. 2" for further information regarding the dilutive effect of the Series A-4 and A-5 Financing.

     Continued Influence of Pequot
     -----------------------------

     Pequot has the right to purchase up to an aggregate amount of $26,250,000 of the Notes, which are convertible into 5,000,000 shares of Series A-4 and 3,076,923 A-5 Preferred Stock. Pequot currently owns approximately 44% of our

Voting Stock. If Pequot purchases all of the Notes it is entitled to under the Purchase Agreement, together with the Outstanding Series A Preferred Stock it currently holds, it will have the right to cast an aggregate of 15,255,814 votes (approximately 53% of all of our voting stock), on all matters submitted to shareholders for a vote (even without exercising any of the warrants currently held by them).

     Influence of Constellation
     --------------------------

     Constellation has the right to purchase up to an aggregate amount of $13,750,000 of the Notes, which are convertible into 2,692,308 shares of Series A-4 Preferred Stock and 1,538,462 shares of Series A-5 Preferred Stock. Constellation currently owns approximately 12% of our Voting Stock. If Constellation purchases all of the Notes it is entitled to under the Purchase Agreement it will have the right to cast an aggregate of 6,153,847 votes (approximately 21% of all of our voting stock) on all matters submitted to shareholders for a vote (even without exercising any of the warrants currently held by them).

     Indebtedness
     ------------

     While approval is assured by virtue of the agreement of shareholders holding an aggregate of approximately 65% of our Voting Stock to vote in favor of Proposals 1 through 7, thereby assuring a majority of the votes required to approve such proposals, if the shareholders did not approve the conversion of the Notes, the Notes would become due and payable on demand as further explained below under the subheading "Maturity" under the heading "Terms of the Series A-4 and Series A-5 Notes." The Company does not currently have sufficient funds to repay the Notes.

     Antitakeover Effect
     -------------------

     Upon conversion of the Notes and the exercise of the Series A-4 Warrants, the Investors will increase their already significant ownership interests in the Company. Such ownership interests could effectively deter a third party from making an offer to buy the Company, which might involve a premium over the current stock price or other benefits for shareholders, or otherwise prevent changes in the control or management of the Company. There are no restrictions, in the form of a standstill agreement or otherwise, on the ability of the Investors or their affiliates to purchase additional securities of the Company and thereby further consolidate their ownership interests.

     Preferential Rights of the Preferred Stock
     ------------------------------------------

     The holders of the Series A Preferred Stock will have preferential rights with respect to distributions upon a liquidation of our Company. Liquidation, for the purposes of such preferential rights, would include certain business combinations involving our Company. Accordingly, no distributions upon liquidation may be made to the holders of our common stock, until the holders of the Series A Preferred Stock have been paid their liquidation preference. As a result, it is possible that, on liquidation, all amounts available for holders of our equity would be paid to the holders of the Series A Preferred Stock and that our common shareholders would not receive any payment.

TERMS OF THE SERIES A-4 AND SERIES A-5 NOTES

     Interest
     --------

     The Series A-4 Notes and the Series A-5 Notes bear interest at an annual rate of 7%, payable quarterly. The interest accrued on each such payment date will be added to the principal of the Series A-4 Notes and the Series A-5 Notes, respectively. Upon a payment default, the interest on the Notes will be increased to the lesser of 12% per annum or the maximum rate permitted by applicable law.

     Maturity
     --------

     If the Series A-4 Notes and/or the Series A-5 Notes have not already been converted into Series A-4 Preferred Stock or Series A-5 Preferred Stock, respectively, they will be due and payable on demand, which may be given by 66-2/3% of the holders of the Series A-4 Notes and/or the Series A-5 Notes, as applicable, at any time following the later of the date that is (x) 150 days following the date of issuance or (y) if the SEC reviews the Company's filings seeking shareholder approval, 180 days following the date of issuance.

     Automatic Conversion
     --------------------

     The outstanding principal and accrued interest on the Series A-4 Notes and the Series A-5 Notes will be automatically converted into Series A-4 Preferred Stock and Series A-5 Preferred Stock, respectively, on the date of shareholders' approval. The per share conversion price of the Series A-4 Notes and the Series A-5 Notes is $3.25 (subject to adjustment as set forth in the Notes).

     An aggregate of 3,076,923 shares of Series A-4 Preferred Stock will be issued to the holders of the Series A-4 First Tranche Notes and an aggregate of 1,846,154 shares of Series A-4 Preferred Stock will be issued to the holders of the Series A-4 Second Tranche Notes upon shareholder approval (subject to adjustment to reflect accrued interest amounts and stock splits, combinations and similar events of the Series A-4 Preferred Stock, if any).

     An aggregate of up to 2,769,231 shares of Series A-4 Preferred Stock can be issued to the Investors (or to a third party as described below under the heading "Mandatory Purchase or Potential Forfeiture"), upon shareholder approval, upon conversion of the Series A-4 Second Tranche Notes (subject to adjustment to reflect accrued interest amounts and stock splits, combinations and similar events of the Series A-4 Preferred Stock, if any).

     An aggregate of either 6,000,000 or 4,615,385 shares of Series A-5 Preferred Stock (depending on what occurs with the Series A-4 Second Tranche Notes or the Series A-4 Second Tranche Preferred Stock and Additional Warrants, as described below under the heading "Mandatory Purchase or Potential Forfeiture") can be issued to the Investors upon shareholder approval, on conversion of the Series A-5 Notes (subject to adjustment to reflect accrued interest amounts and stock splits, combinations and similar events of the Series A-5 Preferred Stock, if any).

     Mandatory Purchase or Potential Forfeiture
     ------------------------------------------

     On or prior to December 10, 2005, the Company may provide a written notice (the "Company Notice") to the Investors requesting that the Investors purchase their respective percentage amounts of: (i)(A) if shareholder approval has not been obtained, Series A-4 Second Tranche Notes in an aggregate amount of not less than $2,500,000 or (B) if shareholder approval has been obtained, Series A-4 Preferred Stock in an aggregate amount of not less than $2,500,000 and (ii) in each case with the Additional Warrants that such Investor is entitled to purchase. If an Investor does not purchase the Series A-4 Second Tranche Notes or the Series A-4 Preferred Stock, or if an Investor desires to purchase less than the amount of such Series A-4 Second Tranche Notes or Series A-4 Preferred Stock and Additional Warrants that such Investor is entitled to purchase (such Investor a "Rejecting Investor") then: to the extent that any other Person purchases such Series A-4 Second Tranche Notes or the Series A-4 Preferred Stock and Additional Warrants that were originally allocated to the Rejecting Investor, the Rejecting Investor forfeits its right to purchase such Series A-4 Second Tranche Notes or Series A-4 Preferred Stock and Additional Warrants and the aggregate amount of Series A-5 Notes and/or Series A-5 Preferred Stock that such Rejecting Investor may purchase pursuant to the Purchase Agreement will be increased by an amount equal to one half of the amount of Series A-4 Second Tranche Notes or the Series A-4 Preferred Stock and Additional Warrants purchased by such other Persons; or to the extent that such Series A-4 Second Tranche Notes or the Series A-4 Preferred Stock and Additional Warrants that such Rejecting Investor was entitled to purchase are not purchased by any other Person, such Rejecting Investor will retain its right to purchase the Series A-4 Second Tranche Notes or the Series A-4 Preferred Stock and Additional Warrants that was not purchased by such other Persons.

     Prepayment
     ----------

     The principal of the Notes and the interest accrued and unpaid thereon may not be prepaid without the prior written consent of each holder of the Notes.

     Security Agreements
     -------------------

     The Notes, are equally and ratably secured by all of the assets of the Company and each of our subsidiaries. The payment of the principal of and interest on the Notes by us are guaranteed by each of our subsidiaries.

     Subordination
     -------------

     The right of repayment of principal of and interest on the Notes and the security interest of the Investors in the assets of the Company are subordinated only to (a) the rights and security interest of Textron Financial Corporation ("Textron") under the Amended and Restated Loan and Security Agreement, dated as of May 21, 2004, by and among the Company, Textron and certain of our subsidiaries (collectively with the Schedule to Amended and Restated Loan and Security Agreement attached thereto, the "Senior Credit Agreement"), in accordance with the Subordination Agreement entered into on December 10, 2004 (the "Subordination Agreement") and (b) the rights of any Senior Lender (as defined in the Purchase Agreement) in connection with any Senior Credit Facility (as defined in the Purchase Agreement) pursuant to a subordination agreement containing terms no less favorable, as a whole, to the Investors than the terms of the Subordination Agreement.

     Events of Default
     -----------------

     So long as the Notes are outstanding and have not been converted, the Notes are subject to customary events of default.

TERMS OF THE SERIES A-4 PREFERRED STOCK AND THE SERIES A-5 PREFERRED STOCK

     Rank
     ----

     With the exception of conversion rights and certain voting rights in connection with conversion, the New Series A Preferred Stock will have the same rights as the Outstanding Series A Preferred Stock (please see the information set forth below under the headings "Voting and Approval Rights" and "Conversion"). The Series A Preferred Stock ranks senior to our common stock with respect to dividend, redemption, liquidation and other rights.

     Dividend Rights
     ---------------

     The New Series A Preferred Stock will have the same dividend rights as the Outstanding Series A Preferred Stock.

     From and after May 21, 2006, holders of the outstanding Series A Preferred Stock are entitled to receive, semi-annually in arrears in cash, cumulative dividends, accrued semi-annually, in an amount equal to 6% of the applicable Series A Preferred Stock purchase price. No portion of the applicable purchase price is assigned to the warrants sold with the Series A Preferred Stock for the purposes of determining the applicable dividend rate. The purchase price of the Series A-1 Preferred Stock is $2.15 per share, the purchase price of the Series A-2 Preferred Stock is $2.75 per share, the purchase price of the Series A-3 Preferred Stock is $3.25 per share, Series A-4 Preferred Stock is $3.25 per share and the purchase price of the Series A-5 Preferred Stock is $3.25 per share, for the purposes of determining the applicable dividend rate ("Series A Purchased Shares Purchase Price").

     Dividends will be payable in cash, provided, however, from and after May 21, 2006 to May 21, 2008, we have the right to pay dividends in the form of cash, or in property or shares of the applicable Series A Preferred Stock valued at the applicable Series A Purchased Shares Purchase Price.

     The Company will not declare or pay any dividends or other distributions on shares of any series of Preferred Stock, other than the Series A Preferred Stock, and the common stock until the holders of the Series A Preferred Stock shall have first received distributions of all accrued dividends as set forth above.

     There are no restrictions on the repurchase or redemption of Series A Preferred Stock by the Company while there is any arrearage in the payment of dividends.

     Liquidation Rights
     ------------------

     The New Series A Preferred Stock will have the same liquidation rights as the Outstanding Series A Preferred Stock.

     In the event of any liquidation, dissolution or winding up of the Company, either voluntary or involuntary, the holders of the Series A Preferred Stock shall be entitled to be paid out of the assets of the Company available for distribution to its shareholders, whether from capital, surplus or earnings, in preference to any distribution to holders of common stock, an amount per share equal to the sum of the applicable Series A Purchased Shares Purchase Price (as appropriately adjusted for any stock splits, stock dividends, combinations, and the like) and any accrued but unpaid dividends on the Series A Preferred Stock. If upon the occurrence of such event, the assets and funds available to be distributed among the holders of the Series A Preferred Stock shall be insufficient to permit the payment to such holders of the full preferential amounts due to such holders, then the entire assets and funds of the Company legally available for distribution shall be distributed among such holders, pro rata, based on the amount each such holder would receive if such full preferential amounts were paid.

     In the event the Company proposes to take any action regarding the liquidation, dissolution or winding up of the Company which will involve the distribution of assets other than cash, the value of the assets to be distributed to the holders of the Series A Preferred Stock shall be determined in good faith by the consent or vote of the Board of Directors, and such determination shall be binding upon the holders of the Series A Preferred Stock and holders of our common stock, except that:

     (i)  any securities distributed shall be valued as follows:

          (A) securities not subject to investment letter or other similar restrictions on free marketability, unless otherwise agreed or approved in writing by a majority in interest of the Series A Preferred Stock:

               (1) if traded on a securities exchange or Nasdaq, the value shall be deemed to be the average of the security's closing prices on such exchange over the thirty (30) day period ending two (2) trading days prior to the distribution of such securities;

               (2) if actively traded over-the-counter, the value shall be deemed to be the average of the closing bid prices over the thirty (30) day period ending two (2) trading days prior to the distribution of such securities; and

               (3) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the consent or vote of the Board of Directors and such determination shall be binding upon the holders of the Series A Preferred Stock and holders of our common stock.

          (B) The method of valuation of securities subject to investment letter or other restrictions on free marketability will be to make an appropriate discount from the market value determined as above to reflect the approximate fair market value thereof, as determined in good faith by the consent or vote of the Board of Directors, and such determination will be binding upon the holders of the Series A Preferred Stock and holders of our common stock.

     (ii) The value of any other asset shall be determined in good faith by the consent or vote of the Board of Directors.

     Voting and Approval Rights
     --------------------------

     Holders of the Series A-4 Preferred Stock and the Series A-5 Preferred Stock will be entitled to vote together with all other classes and series of Voting Stock on all actions to be taken by the shareholders of the Company. Solely for voting purposes, the number of votes for each Series A-4 Preferred Stock and Series A-5 Preferred Stock will be one vote per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), or to the extent permitted by applicable law and the rules of Nasdaq or an applicable national securities exchange on which our common stock is listed, equal to the number of whole shares of our common stock into which the Series A-4 Preferred Stock or the Series A-5 Preferred Stock, as applicable, held by such holder would be converted if the Series A-4 Preferred Stock or Series A-5 Preferred Stock conversion price, as applicable, were the per share closing bid price of our common stock as quoted on Nasdaq or an applicable national securities exchange on the date of the initial issuance of Series A-4 Preferred Stock. Notwithstanding the foregoing, in no event shall the New Series A Preferred Stock have less than one vote per share. There are certain matters as to which by law and by terms of the Preferred Stock the Preferred Stock voting as a class has separate approval rights.

     So long as at least 30% of the shares of Series A Preferred Stock actually issued remain outstanding (as adjusted for any stock splits, stock dividends, combinations, recapitalizations involving equity of the Company, reclassifications of other similar events involving a change with respect to the Series A Preferred Stock), without the approval of the majority of the holders of the Series A Preferred Stock of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately from any other class of the Company's capital stock, but together as a single group, the Company will not:

     o consummate a merger or consolidation of the Company or the sale of all or substantially all of the assets of the Company;

     o make an acquisition or series of related acquisitions for consideration aggregating more than $30,000,000 in value;

     o issue any other class or series of capital stock of the Company ranking as to dividend rights, redemption rights, liquidation preference and other rights on parity or senior to the Series A Preferred Stock;

     o pay any dividends or distributions on the capital stock of the Company, except for dividends on the Series A Preferred Stock as provided in our Restated Certificate of Incorporation;

     o amend our Restated Certificate of Incorporation or our bylaws to adversely affect the voting powers, preferences or other rights of the Series A Preferred Stock;

     o consent to any liquidation, dissolution, re-capitalization or reorganization of the Company;

     o borrow funds (in one or a series of related borrowings) in an amount exceeding $5,000,000 other than (i) revolving lines of credit provided by lenders based upon the Company's accounts receivable, (ii) floor plan financings not to exceed $25,000,000 on customary terms and conditions and (iii) renewals or replacements of the Company's existing lines of credit and floor plan financings; or

     o redeem or purchase any of the capital stock of the Company, except repurchases of our common stock held by employees upon termination of employment pursuant to employment agreements in effect on May 21, 2004.

The above provision is as it will be revised upon shareholder approval. Please see Proposal No. 5 for the proposed amendments to the above provision.

     Conversion
     ----------

     The Series A-4 Preferred Stock and the Series A-5 Preferred Stock will be convertible into our common stock at any time at the election of the holders thereof. After the date that is eighteen months following the issuance of the Series A-4 Preferred Stock and/or the Series A-5 Preferred Stock, as applicable, the Series A-4 Preferred Stock and/or the Series A-5 Preferred Stock, as applicable will automatically convert into our common stock at the applicable conversion rate in effect on the date on which the weighted average closing price of our common stock for the immediately preceding sixty consecutive trading days exceeds four times the Series A-4 Preferred Stock conversion price or the Series A-5 Preferred Stock conversion price, as applicable. However, there will not be an automatic conversion unless at the time of such proposed conversion we shall have on file with the SEC an effective registration statement with respect to the shares of our common stock issued or issuable to the holders (A) on conversion of the Series A Preferred Stock then issued or issuable to such holders, (B) on exercise of all of the warrants to purchase our common stock pursuant to the January 2004 Purchase Agreement, and (C) on exercise of all of the warrants to purchase our common stock pursuant to the Purchase Agreement, and such shares of our common stock have been listed on Nasdaq (or other national stock exchange or national over-the-counter bulletin board approved by the holders of a majority of the then outstanding shares of Series A Preferred Stock). The Series A-4 Preferred Stock and/or the Series A-5 Preferred Stock, as applicable, will convert to MTM our common stock, initially at a ratio of one share of our common stock for every share of Series A-4 Preferred Stock and Series A-5 Preferred Stock, respectively, and subject to adjustments for certain dilutive equity issuances and for stock splits, stock dividends and similar events.

     Preemptive Rights
     -----------------

     Holders of the Series A Preferred Stock will, subject to certain exceptions contained in our Restated Certificate of Incorporation, be entitled to purchase their respective pro rata share of any future private equity offering we may conduct.

     Restriction on Alienability
     ---------------------------

     In addition to applicable federal and state securities law restrictions on transfers, pursuant to the Amended and Restated Shareholders Agreement, as further described below under the heading "Terms of the Amended and Restated Shareholders' Agreement," Pequot, Constellation, Howard A. Pavony and Steven H. Rothman agreed that they will not transfer any of the Company's securities owned by each such person prior to May 21, 2005. Howard A. Pavony and Steven H. Rothman further agreed that during the term of their employment by the Company they will not (i) from and after May 21, 2005 to May 21, 2006 transfer more than 25% of the Company's securities owned by them and (ii) from and after May 21, 2006 to May 21, 2007 transfer more than 35% of the Company's securities owned by them.

TERMS OF THE SERIES A-4 WARRANTS

     The Series A-4 Warrants expire on December 10, 2008. The holders of the Series A-4 Warrants can exercise the purchase rights represented by the Series A-4 Warrants at any time following shareholder approval. Cashless exercise is permitted. The purchase price per share at which the Series A-4 Warrant holder can purchase our common stock is $4.06 per share.

SERIES A-4 AND SERIES A-5 TRANSACTION DOCUMENTS

     In addition to the Purchase Agreement, in connection with the Series A-4 and A-5 Financing, shareholders should consider terms of the following documents before voting for or against the conversion of the Notes and the exercise of the Series A-4 Warrants:

     o    the Voting Agreement;

     o    the Amended and Restated Shareholders Agreement;

     o    the Amended and Restated Registration Rights Agreement; and

     o    the form of the Restated Certificate of Incorporation.

TERMS OF THE VOTING AGREEMENT

     In connection with the Purchase Agreement, Steven Rothman, Howard Pavony, Pequot and Constellation who collectively held a majority of our Voting Stock as of December 6, 2004, entered in a Voting Agreement, signed as of December 6, 2004 pursuant to which they agreed to vote or cause to be voted, all securities of our Company that they own or over which they have voting control, in favor of our Restated Certificate of Incorporation, the authorization and issuance of, and the conversion of the Notes into, the New Series A Preferred Stock and the exercise of the Series A-4 Warrants.

TERMS OF THE AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT

     On December 21, 2004 we entered into an Amended and Restated Shareholders' Agreement (the "Restated Shareholders' Agreement") with Pequot, Constellation, Howard A. Pavony and Steven H. Rothman. The Restated Shareholders' Agreement reflected Mr. Pavony's resignation from the Board of Directors which will become effective on March 31, 2005. The parties agreed to vote, or cause to be voted, all securities of the Company owned by such party or over which such party has voting control so that the number of directors will consist of: (i) the Company's chief executive officer ("CEO"); (ii) two directors designated by Pequot Capital Management, Inc., or its assignee; (iii) one director designated by Constellation or its assignee; (iv) Mr. Rothman; (v) three "independent" directors, within the meaning of "independent" under the current rules of Nasdaq, selected by the Company's nominating and corporate governance committee; and (vi) two additional independent directors to be selected by the CEO and reasonably acceptable to the Company's nominating and corporate governance committee. Under certain circumstances where Pequot holds less than 25% of the securities Pequot purchased pursuant to the Purchase Agreement, the right to designate two directors in (ii) above will be reduced to one director and the above voting provisions will be adjusted in the manner described in the Restated Shareholders' Agreement.

     The obligation of the parties under the Restated Shareholders' Agreement will expire upon the earliest to occur of (i) the completion of any voluntary or involuntary liquidation or dissolution of the Company, (ii) the sale of all or substantially all of the Company's assets or of a majority of the outstanding equity of the Company to any person that is not a party to the Restated Shareholders' Agreement, or (iii) December 10, 2009. The obligation of the Investors to vote in favor of the appointment of Mr. Rothman as a Director will expire on May 21, 2007, provided that he has not terminated his employment, other than for "good reason," nor has been terminated for "cause." Messrs. Rothman and Pavony's obligation to vote for (i) two directors designated by Pequot Capital Management, Inc., and (ii) one director designated by Constellation or its assignee, shall terminate if (a) Pequot or their assignees own less than 10% of the Outstanding Series A Preferred Stock (or shares of our common stock issuable upon conversion thereof) issued to Pequot, (b) Constellation or its assignees own less than 10% of the Series A-3 Preferred Stock (or shares of our common stock issuable upon conversion thereof) issued to Constellation, or (c) any other shareholders that are introduced to the Company by Pequot own less than 10% of the shares acquired by such shareholders from the Company in a transaction not including a public offering or (ii) if Messrs. Pavony and Rothman individually own less than less than 10% of the number of shares of Common Stock owned by such person on December 10, 2004.

     The Restated Shareholders' Agreement also contains provisions (i) restricting the transfer of any securities by shareholders party to the Restated Shareholders' Agreement in certain circumstances and (ii) granting the Investors certain rights of first refusal and tag-along rights with respect to any dispositions by Messrs. Pavony and Rothman of their shares of Common Stock.

TERMS OF THE REGISTRATION RIGHTS AGREEMENT

     In connection with the transactions contemplated by the Purchase Agreement, we entered into an Amended and Restated Registration Rights Agreement (the "Restated Registration Rights Agreement") with the Investors and Messrs. Pavony and Rothman. Pursuant to the Restated Registration Rights Agreement, within 60 days of (a) the date of any issuance of any Preferred Stock or (b) the date of notice to the Company of any acquisition of our common stock then having a fair market value of at least $150,000 by the Investors, we will be required to file a registration statement registering (for the resale on a continuous basis under Rule 415 of the Securities Act) our common stock underlying the Preferred Stock, the Warrants and all other shares of our common stock owned by the Investors at such time. We will be required to keep such registration statement effective until all such common stock registered thereunder is sold or the holders are entitled to sell such common stock under Rule 144(k) under the Securities Act, without compliance with the public information, sales volume, manner of sale or notice requirements of Rule 144(c), (e), (f) or (h) under the Securities Act. The Restated Registration Rights Agreement also provides the Investors with piggyback registration rights with respect to certain underwritten offerings of our common stock.

     On November 30, 2004 we filed Registration Statement No. 333-117549, as amended, on Form S-3 registering currently outstanding shares of our common stock (1,565,817 shares), shares of our common stock issuable upon conversion of the Series A-1 Preferred Stock (3,255,814 shares) and the Series A-2 Preferred Stock (2,000,000 shares) and exercise of the warrants (900,000 shares). On December 2, 2004, Registration Statement No. 333-117549 was declared effective by the SEC. On March 4, 2005 we filed a registration statement on Form S-3 for the common stock issuable upon conversion of the Series A-3 Preferred Stock (3,846,154 shares) and exercise of the A-3 warrants (796,232 shares). This registration statement has not yet been declared effective by the SEC.

RESTATED CERTIFICATE OF INCORPORATION

     Various amendments are proposed in this Proxy Statement to our certificate of incorporation in order to complete the Series A-4 and A-5 Financing. Please see Proposals 2 through 7.

ACCOUNTING TREATMENT

     We will be required to allocate the proceeds from the sale of the Notes between the Notes, the Series A-4 Warrants and any associated rights based on their relative fair values. The Company will need to calculate the intrinsic value of the embedded beneficial conversion feature in accordance with EITF No. 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments, after allocating the Series A-4 First Tranche Notes proceeds. The amount of the beneficial conversion feature will be recorded as an increase to equity in accordance with EITF 00-19, Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company's Own Stock, and a discount on the Notes. The recorded discount on the Notes resulting from the allocation of proceeds to the beneficial conversion feature will be recognized as interest expense over the estimated minimum period (March 31, 2005) from the date of issuance to the date at which the debt holder can realize that return using the effective yield method. Upon conversion, the face amount of the Notes as well as the amounts allocated to the beneficial conversion features in other liabilities will be transferred to equity.

     We will allocate the net proceeds from the sale of the (a) Series A-4 First Tranche Notes, (b) A-4 First Tranche Warrants to purchase up to 615,386 shares of the Company's common stock and (c) rights to purchase the Series A-4 Second Tranche Notes, the Additional A-4 Warrants and the Series A-5 Convertible Preferred Stock based on their relative fair value at the date of the sale of the Series A-4 Preferred Stock and A-4 First Tranche Warrants. The Company will allocate and record $4.5 million to the Series A-4 First Tranche Notes and assign and credit to a warrant liability (x) $2.5 million for the 615,386 A-4 First Tranche Warrants and (y) $3.0 million for the rights to purchase Series A-4 Second Tranche Notes, the Additional A-4 Warrants and the Series A-5 Preferred Stock.

     The Series A-4 First Tranche Notes are convertible into Series A Preferred Stock and the beneficial conversion feature in the Series A Preferred Stock will be calculated by comparing the embedded conversion price to the fair value of our common stock as of the commitment date, which will not occur until the issuance date of the Series A Preferred Stock. Any beneficial conversion amount computed will be accreted to the Series A Preferred Stock upon issuance. As a result, changes in the stock price of our common stock through the commitment date could have a material impact on the amount of the beneficial conversion feature and on our results of operations.

     The Series A Preferred Stock accrues dividends at 6% per annum payable semi-annual, commencing on May 21, 2006. Therefore, we will accrue the dividends payable each applicable semi-annual period commencing May 21, 2006. Both the accretion and payment of dividends on the Series A Preferred Stock will reduce net income attributable to our common stockholders.

     As noted above, the warrants and rights to purchase the Series A-4 Second Tranche Notes, Additional A-4 Warrants and Series A-5 Preferred Stock will be recorded at their relative fair values. The fair values will be estimated using a fair value option pricing model.

REASON FOR APPROVAL OF PROPOSAL NO. 1

     One of our key strategies is to pursue growth through acquisitions. We plan to selectively acquire companies that complement and enhance our existing businesses. We continue to examine potential acquisition targets that we believe would add substantial incremental earnings to our operating results. To fund our acquisitions, we need to obtain additional financing through the sale of equity and debt securities. The Series A-4 and A-5 Financing provided us the capital we needed to consummate the Vector Acquisition, the Info Systems Acquisition and may provide us with the additional ready capital to help fund our acquisition strategy.

     As (i) the issuance of 7,692,308 shares of Series A-4 Preferred Stock and 4,615,385 shares of Series A-5 Preferred Stock upon conversion of the Notes, and 1,538,463 shares of common stock upon exercise of the Series A-4 Warrants will result in an increase in our outstanding common stock of more than 20% and (ii) the per share conversion price of the Notes may be less than book or market value of our common stock on the day of shareholder approval, we are seeking shareholder approval in accordance with Nasdaq Marketplace Rule 4350(i)(D).

EFFECTS OF A FAILURE TO APPROVE THE CONVERSION OF THE NOTES AND THE ISSUANCE OF THE SERIES A-4 WARRANTS

     As shareholders holding an aggregate of approximately 65% of our Voting Stock have agreed to vote in favor of Proposals No. 1 through 7, thereby assuring a majority of the votes required to approve such proposals, none of the effects of a failure to approve the conversion of the Notes or the issuance of the A-4 Warrants, which effects include the inability to complete the Series A-4 and A-5 Financing will be realized.

EFFECTS ON SHAREHOLDERS UPON APPROVAL OF THE CONVERSION OF THE NOTES AND THE ISSUANCE OF THE SERIES A-4 WARRANTS

     Please see the information set forth under the heading "Consequences of the Increase in the Preferred Stock" in Proposal No. 2.

REQUIRED VOTE

     Approval of Proposal No. 1 requires the affirmative vote of the holders of a majority of our shares of Voting Stock present at the Special Meeting in person or by proxy and entitled to vote.

RECOMMENDATION OF THE INDEPENDENT DIRECTORS COMMITTEE

     THE INDEPENDENT DIRECTORS COMMITTEE UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL NO. 1.

                                 PROPOSAL NO. 2

ADOPT AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF OUR PREFERRED STOCK TO ALLOW FOR THE CREATION OF THE NEW SERIES A-4 PREFERRED STOCK AND THE NEW SERIES A-5 PREFERRED STOCK AS WELL AS TO PROVIDE PROVISIONS TO REFLECT THE ISSUANCE OF THE SERIES A-4 WARRANTS.

     In order to complete the Series A-4 and A-5 Financing, our certificate of incorporation must be amended to authorize the issuance of the Series A-4 Preferred Stock and the Series A-5 Preferred Stock as well as to provide provisions to reflect the issuance of the Series A-4 Warrants. Under this Proposal No. 2 we are asking our shareholders to adopt the required amendment to our certificate of incorporation to increase the number of authorized shares of our Preferred Stock by 17,000,000 to allow for the creation of the new Series A-4 Preferred Stock in the amount of 9,000,000 and the creation of the new Series A-5 Preferred Stock in the amount of 8,000,000 and to provide provisions to reflect the issuance of the Series A-4 Warrants.

BACKGROUND OF PROPOSAL NO. 2


     As of the date of this Proxy Statement we are authorized to issue two classes of stock to be designated as "Common Stock" and "Preferred Stock". The total number of shares of capital stock that we are authorized to issue is 100,000,000. The total number of shares of Common Stock that we are authorized to issue is 80,000,000. The total number of shares of Preferred Stock that we are authorized to issue is 20,000,000.

     14,000,000 shares of our Preferred Stock is designated as "Series A Preferred Stock", 4,200,000 of which are designated as "Series A-1 Preferred Stock", 2,600,000 of which are designated as "Series A-2 Preferred Stock", and 7,200,000 of which are designated as "Series A-3 Preferred Stock."

     We are asking our shareholders to increase the number of authorized shares of our Preferred Stock by 17,000,000 to allow for the creation of the new Series A-4 Preferred Stock in the amount of 9,000,000 and the creation of the new Series A-5 Preferred Stock in the amount of 8,000,000, as well as approve amendments to our certificate of incorporation which reflect the issuance of the Series A-4 Warrants.

     The terms of the Series A-4 Preferred Stock and the Series A-5 Preferred Stock are set forth above in Proposal No. 1 under the heading "Terms of the Series A-4 Preferred Stock and the Series A-5 Preferred Stock." The risks and consequences of authorizing the Series A-4 Preferred Stock and the Series A-5 Preferred Stock are also set forth above in Proposal No.1 under the heading "Certain Risks Associated with the Series A-4 and A-5 Financing."

TOTAL INCREASE REQUESTED IN PROPOSAL NO. 2 AND PROPOSAL NO. 3

     We are asking our shareholders to authorize an aggregate increase of 20,000,000 shares of our Preferred Stock, 17,000,000 of which are for the creation of the new Series A-4 Preferred Stock and the new Series A-5 Preferred

Stock and 3,000,000 of which are to increase the number of authorized shares of our serial preferred stock as described in Proposal No. 3.

CONSEQUENCES OF THE INCREASE IN THE PREFERRED STOCK

     Please see the information set forth in Proposal No. 1 under the heading "Certain Risks Associated with the Series A-4 and A-5 Financing."

     Set forth below are the number of shares of our Series A Preferred Stock that will be issued and outstanding, authorized and reserved for issuance, and authorized and unreserved assuming we issue the maximum number of shares of Series A-4 Preferred Stock and Series A-5 Preferred Stock to the Investors pursuant to the terms of the Purchase Agreement.

                                       Prior to the Issuance and Sale    Issuance and Sale of the
                                       of the Maximum Number of          Maximum Number of
                                       Series A-4 Preferred Stock        Series A-4 Preferred Stock
                                       and Series A-5 Preferred          and Series A-5 Preferred
                                       Stock                             Stock
                                       --------------------------------  ------------------------------
                                       Number                            Number
                                       of Shares          Percentage     of Shares          Percentage
                                       -----------------  -------------  -----------------  -----------
Series A Preferred issued and
outstanding (1)                         9,101,968          65%             21,409,661         69%
-------------------------------------------------------------------------------------------------------
Series A Preferred Stock authorized
and reserved for issuance               0                  0.0              0                 0.0
-------------------------------------------------------------------------------------------------------
Series A Preferred Stock authorized
and unreserved                          4,898,032          35%              9,590,339          31%

                                       -----------------  -------------  -----------------  -----------
 Total                                 14,000,000                          31,000,000

_______________

(1) Does not include the maximum number of shares of Series A Preferred Stock issuable as dividends in lieu of cash payments. Interest accrued on the Series A-4 Notes and the Series A-5 Notes will be added to the principal of such notes rather than being paid in cash prior to the maturity of such notes. Shares of the Series A Preferred Stock that may be issued upon conversion of the Series A-4 Notes and the Series A-5 Notes which represent the interest added to the principal of such notes are not included.



     We have no present plans, proposals or arrangements to authorize any issuance of Series A Preferred Stock, except pursuant to the Purchase Agreement. Our strategic growth strategy does not anticipate the issuance of Series A Preferred Stock in connection with any acquisition or otherwise.

REASON FOR APPROVAL OF PROPOSAL NO. 2

     We do not presently have authorized the Series A-4 Preferred Stock and the Series A-5 Preferred Stock that are to be sold and issued to the Investors upon conversion of the Notes.

     One of our key strategies is to pursue growth through acquisitions. We plan to selectively acquire companies that complement and enhance our existing businesses. We continue to examine potential acquisition targets that we believe would add substantial incremental earnings to our operating results. To fund our acquisitions, we need to obtain additional financing through the sale of equity and debt securities. The Series A-4 and A-5 Financing provided us the capital we needed to consummate the Vector Acquisition, the Info Systems Acquisition and may provide us with the additional ready capital to help fund our acquisition strategy.


     We are required, under New York corporate law, to obtain approval from our shareholders to amend our certificate of incorporation by obtaining the affirmative approval of at least a majority of all outstanding shares entitled to vote on such matter, and in addition, pursuant to our certificate of incorporation, in order to amend the preferences, special rights or other powers of the Series A Preferred Stock, a majority of the then outstanding shares of Series A Preferred Stock must consent to such amendment.

     The amendments proposed in this Proposal No. 2, if approved by our shareholders would become effective by filing the Restated Certificate of Incorporation with the New York Secretary of State which we anticipate filing as soon as reasonably practicable after the Special Meeting. We have attached as Appendix B-1 to this Proxy Statement the provisions to be included in our Restated Certificate of Incorporation which we intend to file with the New York Secretary of State if our shareholders approve the amendments concerning our authorized capitalization set forth in this proposal No. 2.

EFFECTS OF A FAILURE TO ADOPT THIS PROPOSED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

     As shareholders holding an aggregate of approximately 65% of our Voting Stock have agreed to vote in favor of Proposals No. 1 through 7, thereby assuring a majority of the votes required to approve such proposals, none of the effects of a failure to approval the conversion of the Notes, which effects include the inability to complete the Series A-4 and A-5 Financing will be realized.

INTEREST OF CERTAIN PERSONS IN APPROVAL OF PROPOSAL NO.2

     Please see the information in Proposal No. 1 under the heading "Interest of Certain Persons in Approval of Proposal No. 1."

REQUIRED VOTE

     Approval of Proposal No. 2 requires the affirmative vote of the holders of a majority of the shares of our Voting Stock issued and outstanding on the record date for this Special Meeting, which majority vote must include the affirmative vote of the holders of a majority of our Outstanding Series A Preferred Shares.

RECOMMENDATION OF THE INDEPENDENT DIRECTORS COMMITTEE

     THE INDEPENDENT DIRECTORS COMMITTEE UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL NO. 2.

                                 PROPOSAL NO. 3

ADOPT AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION INCREASING THE SERIES OF "BLANK CHECK" PREFERRED STOCK FROM SIX MILLION SHARES TO NINE MILLION SHARES.

     Under this Proposal No. 3 we are asking our shareholders to adopt an amendment to our certificate of incorporation to increase the number of authorized shares of our Preferred Stock by 3,000,000 to allow for the increase in the series of "blank check" Preferred Stock from 6,000,000 to 9,000,000.

BACKGROUND TO PROPOSAL NO. 3

     On May 20, 2004 our shareholders approved an amendment to our certificate of incorporation to authorize us to issue up to 6,000,000 shares of preferred stock, in one or more series with each series having such rights and preferences as our board may determine when authorizing such series. This type of class of securities is commonly referred to as "blank check" serial preferred stock.

     The serial preferred stock allows our Board of Directors to exercise its discretion in establishing the terms of such serial preferred stock. In the exercise of such discretion, our board may determine the voting rights, if any, of the series of serial preferred stock being issued, which could include the right to vote separately or as a single class with our common stock and/or other series of serial preferred stock, to have more or less voting power per share than that possessed by our common stock or other series of serial preferred stock, and to vote on certain specified matters presented to our shareholders or on all of such matters or upon the occurrence of any specified event or condition. On our liquidation, dissolution or winding up, the holders of serial preferred stock may be entitled to receive preferential cash distributions fixed by our board when creating the particular series of preferred stock before the holders of our common stock are entitled to receive anything. Serial preferred stock authorized by our board could be redeemable or convertible into shares of any other class or series of our capital stock.

     Under this Proposal No. 3, we are asking our shareholders to adopt an amendment to our certificate of incorporation to authorize an increase in the additional series of preferred stock, from 6,000,000 shares to 9,000,000 shares.

CONSEQUENCES OF THE INCREASE IN THE BLANK CHECK SERIAL PREFERRED STOCK

     If this Proposal No. 3 is approved, all or any of the authorized shares of serial preferred stock may be issued without further shareholder action (unless such approval is required by applicable law or Nasdaq's Marketplace Rules) and without first offering those shares to our shareholders for subscription (other than preemptive rights granted to the holders of Series A Preferred Stock). The issuance of shares otherwise than on a pro-rata basis to all shareholders would reduce the proportionate equity interest in our Company of each of our shareholders.

     The overall effect of the increase of the serial preferred stock may be to render more difficult or to dissuade a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of our securities and the removal of incumbent management. This would be true even if the given transaction is more favorable to our non-management shareholders.

     The increase of serial preferred stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of our present shareholders. However, to the extent that shares of our serial preferred stock having voting rights are subsequently issued, such issuance could have a substantial dilutive effect on our current shareholders.

     We have set forth below the aggregate number of shares of our Series A Preferred Stock and serial preferred stock that will be issued and outstanding, authorized and reserved for issuance, and authorized and unreserved (a) after the issuance of the maximum number of shares of the Series A-4 Preferred Stock and the Series A-5 Preferred Stock to the Investors pursuant to the Purchase Agreement and (b) after the increase of the serial preferred stock pursuant to this Proposal No. 3. We currently do not have any plans, proposals or arrangements to issue any shares of our serial preferred stock, nor do we currently have any plans, proposals or arrangements to designate any series or class of serial preferred stock. We anticipate issuing shares of serial preferred stock, and/or securities exercisable for or convertible into shares of serial preferred stock only to raise funds to complete future acquisitions.

                                                       After the Issuance and           After the Issuance and
                            Prior to the Issuance      Sale of the Series A-4           Sale of the Series A-4
                            the Series A-4 Preferred   Preferred Stock and              Preferred Stock and Series
                            Stock and the Series A-5   Series A-5 Preferred             A-5 Preferred Stock and
                            Preferred Stock            Stock Only                       the Serial Preferred Stock
                           -------------------------------------------------------------------------------------
                            Number                     Number                           Number
                            of Shares      Percentage  of Shares          Percentage    of Shares     Percentage
                           --------------------------  ----------------   ------------  -----------   ----------
Series A Preferred
Stock and serial
preferred stock issued
and outstanding (1)         9,101,968      46%         21,409,661           58%         21,409,660       54%
----------------------------------------------------------------------------------------------------------------
Stock and serial
preferred stock
authorized and
reserved for issuance       0              0.0         0                    0.0            0             0.0
----------------------------------------------------------------------------------------------------------------
Series A Preferred
Stock and serial
preferred stock
authorized and
unreserved                 10,898,032      54%         15,590,339           42%         18,590,340       46%
----------------------------------------------------------------------------------------------------------------
Total                      20,000,000                  37,000,000                       40,000,000

_______________


(1) Does not include the maximum number of shares of Series A Preferred Stock issuable as dividends in lieu of cash payments. Interest accrued on the Series A-4 Notes and the Series A-5 Notes will be added to the principal of such notes rather than being paid in cash prior to the maturity of such notes. Shares of the Series A Preferred Stock that may be issued upon conversion of the Series A-4 Notes and the Series A-5 Notes which represent the interest added to the principal of such notes are not included.



REASON FOR APPROVAL OF PROPOSAL NO. 3

     We are required, under New York corporate law, to obtain approval from our shareholders to amend our certificate of incorporation by obtaining the affirmative approval of at least a majority of all outstanding shares entitled to vote on such matter, and in addition, pursuant to our certificate of incorporation, in order to amend the preferences, special rights or other powers of the Series A Preferred Stock, a majority of the then outstanding shares of Series A Preferred Stock must consent to such amendment.

     This amendment, if approved by our shareholders would become effective by filing the Restated Certificate of Incorporation with the New York Secretary of State which we anticipate filing as soon as reasonably practicable after the Special Meeting. We have attached as Appendix B-2 to this Proxy Statement the provisions to be included in our Restated Certificate of Incorporation which we intend to file with the New York Secretary of State, if our shareholders approve the amendment concerning the increase of the serial preferred stock set forth in this Proposal No. 3.

     Our strategic growth strategy contemplates our acquiring companies and businesses in order to broaden our portfolio of products and services available to our customers, to augment our technological capabilities and to expand our geographic markets and distribution channels. As part of this strategy, we may acquire additional companies for these and other business reasons. From time to time, we pay for acquisitions, in whole or part, with our serial preferred stock or securities convertible into our serial preferred stock. We believe that the increase in serial preferred stock is desirable to maintain our flexibility in choosing how to pay for acquisitions and other corporate actions such as equity offerings to raise capital and adoption of additional benefit plans. Our board will, subject to its fiduciary duties, determine the terms of any such issuance of serial preferred stock.

EFFECTS OF A FAILURE TO ADOPT THIS PROPOSED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

     As shareholders holding an aggregate of approximately 65% of our Voting Stock have agreed to vote in favor of Proposals No. 1 through 7, thereby assuring a majority of the votes required to approve such proposals, none of the effects of a failure to approve this proposal will be realized.

INTEREST OF CERTAIN PERSONS IN APPROVAL OF PROPOSAL NO. 3

     Gerald A. Poch and Richard Heitzmann, are the Managing Director and Senior Vice President of Pequot Capital Management, Inc., respectively and Clifford Friedman is a Senior Managing Director of Bear Sterns Asset Management Inc., which is the Managing Member of Constellation Ventures Management II, LLC, which is the sole general partner of both Constellation Venture and Constellation Offshore and one of two general partners of BSC. Clifford Friedman is also a member of CVC.

REQUIRED VOTE

     Approval of Proposal No. 3 requires the affirmative vote of the holders of a majority of the shares of our Voting Stock issued and outstanding on the record date for this Special Meeting, which majority vote must include the affirmative vote of the holders of a majority of our Outstanding Series A Preferred Shares.

RECOMMENDATION OF THE INDEPENDENT DIRECTORS COMMITTEE

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 3.

                                 PROPOSAL NO. 4

ADOPT AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION WITH RESPECT TO THE VOTING RIGHTS OF THE SERIES A-1 PREFERRED STOCK, THE SERIES A-2 PREFERRED STOCK AND THE SERIES A-3 PREFERRED STOCK.

BACKGROUND TO PROPOSAL NO. 4

     Under Nasdaq Marketplace Rule 4351, a company cannot disparately reduce or restrict existing shareholders' voting rights ("Nasdaq Voting Rights Rule"). Examples of such corporate action or issuance include the creation of a new class of super-voting stock. The issuance of preferred stock that may convert at a discount to the market price of the common stock at the date of issuance and votes accordingly is a violation of the Nasdaq Voting Rights Rule, since such preferred shares would have greater voting rights than the existing common shares. This potential problem can be addressed by limiting the voting power, such that the preferred shares would vote as if converted at market value on the date of issuance despite being convertible at a discount.

     On May 21, 2004 we entered into a letter agreement (the "Letter Agreement") with Pequot which provides that for so long as our common stock is quoted on Nasdaq, the conversion of the Outstanding Series A Preferred Stock, for voting purposes, may be adjusted in no event to less than $1.45 per share. Pequot also agreed to vote in favor of an amendment to our certificate of incorporation to the effect of incorporating the above conversion price for voting purposes.

REASON FOR APPROVAL OF PROPOSAL NO. 4

     We are required, under New York corporate law, to obtain approval from our shareholders to amend our certificate of incorporation by obtaining the affirmative approval of at least a majority of all outstanding shares entitled to vote on such matter, and in addition, pursuant to our certificate of incorporation, in order to amend the preferences, special rights or other powers of the Series A Preferred Stock, a majority of the then outstanding shares of Series A Preferred Stock must consent to such amendment.

     This amendment, if approved by our shareholders would become effective by filing the Restated Certificate of Incorporation with the New York Secretary of State which we anticipate filing as soon as reasonably practicable after the Special Meeting. We have attached as Appendix B-3 to this Proxy Statement the provisions to be included in our Restated Certificate of Incorporation which we intend to file with the New York Secretary of State if our shareholders approve the amendment concerning the voting rights of our Outstanding Series A Preferred Stock set forth in this Proposal No. 4.

EFFECTS ON SHAREHOLDERS UPON APPROVAL OF THE AMENDMENTS PROPOSED IN THIS PROPOSAL NO. 4

     As we are already bound by the Letter Agreement, approval of the amendments proposed in this Proposal No.4 will have no effect on the shareholders.


EFFECTS OF A FAILURE TO ADOPT THIS PROPOSED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

     As shareholders holding an aggregate of approximately 65% of our Voting Stock have agreed to vote in favor of Proposals No. 1 through 7, thereby assuring a majority of the votes required to approve such proposals, none of the effects of a failure to approve this proposal will be realized.

REQUIRED VOTE

     Approval of Proposal No. 4 requires the affirmative vote of the holders of a majority of the shares of our Voting Stock issued and outstanding on the record date for this Special Meeting, which majority vote must include the affirmative vote of the holders of a majority of our Outstanding Series A Preferred Shares.

RECOMMENDATION OF THE BOARD

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 4.

                                 PROPOSAL NO. 5

ADOPTION OF AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION WITH RESPECT TO CERTAIN MATTERS TO BE VOTED ON BY MAJORITY VOTE OF THE SERIES A PREFERRED STOCK

BACKGROUND OF PROPOSAL NO. 5

     On May 20, 2004 our shareholders approved an amendment to our certificate of incorporation to authorize, among other things, an amendment to Article Fourth, Section B.3(iii) in connection with voting rights. Specifically, the amendment provided that:

     So long as at least 30% of the shares of Series A Preferred Stock actually issued remain outstanding (as adjusted for any stock splits, stock dividends, combinations, recapitalizations involving equity of the Company, reclassifications of other similar events involving a change with respect to the Series A Preferred Stock), without the approval of the holders of a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately from any other class of the Company's capital stock, but together as a single group, the Company will not:

     (1) consummate an acquisition of the Company by another person by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation);

     (2) make an acquisition or series of related acquisitions for consideration aggregating more than $10,000,000 in value;

     (3) issue any other class or series of capital stock of the Company ranking as to dividend rights, redemption rights, liquidation preference and other rights on parity or senior to the Series A Preferred Stock;

     (4) pay any dividends or distributions on the capital stock of the Company, except for dividends on the Series A Preferred Stock as provided in this Restated Certificate;

     (5) consent to any liquidation, dissolution, re-capitalization or reorganization of the Company;

     (6) borrow funds (in one or a series of related borrowings) in an amount exceeding $1,000,000 other than (i) revolving lines of credit provided by lenders based upon the Company's accounts receivable, (ii) floor plan financings not to exceed $13,300,000 on customary terms and conditions and
     (iii) renewals or replacements of the Company's existing lines of credit and floor plan financings; or

     (7) redeem or purchase any of the capital stock of the Company, except repurchases of common stock held by employees upon termination of employment pursuant to employment agreements in effect on date of the initial issuance of Series A Preferred Stock.

     We are asking our shareholders in this Proposal No. 5 to authorize the following amendments to the above provisions of Article Fourth, Section B.3(iii):

     (i) amend provision (1) above from "consummate an acquisition of the Company by another person by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation)" to "consummate a merger or consolidation of the Company or the sale of all or substantially all of the assets of the Company";

     (ii) amend provision (2) above from "make an acquisition or series of related acquisitions for consideration aggregating more than $10,000,000 in value" to "make an acquisition or series of related acquisitions for consideration aggregating more than $30,000,000 in value";

     (iii) add a new provision (5) which provides "amend the Restated Certificate or the Company's bylaws to adversely affect the voting powers, preferences or other rights of the Series A Preferred Stock";

     (iv) renumber the existing provision (5) above, number (6) and so forth for the remaining provisions above; and

     (v) amend provision (6) (which will be provision (7) in the Restated Certificate) from "borrow funds (in one or a series of related borrowings) in an amount exceeding $1,000,000 other than (i) revolving lines of credit provided by lenders based upon the Company's accounts receivable, (ii) floor plan financings not to exceed $13,300,000 on customary terms and conditions and (iii) renewals or replacements of the Company's existing lines of credit and floor plan financings" to "borrow funds (in one or a series of related borrowings) in an amount exceeding $5,000,000 other than (i) revolving lines of credit provided by lenders based upon the Company's accounts receivable, (ii) floor plan financings not to exceed $25,000,000 on customary terms and conditions and (iii) renewals or replacements of the Company's existing lines of credit and floor plan financings."

     We are also asking our shareholders to approve a corresponding amendment in our certificate of incorporation to Article FIFTH to reflect new provision (5) set forth above. Specifically Article FIFTH currently provides:

     In furtherance of and not in limitation of powers conferred by statute, it is further provided: (b) The Board of Directors is expressly authorized to adopt, amend or repeal the By-Laws of the Company, except as and to the extent provided in the By-laws of the Company.

     We are asking our shareholders in this Proposal No. 5 to authorize the following amendments to the above provisions of Article FIFTH:

     In furtherance of and not in limitation of powers conferred by statute, it is further provided: (b) Subject to Section (B)(3)(a)(iii)(5) of ARTICLE FOURTH the Board of Directors is expressly authorized to adopt, amend or repeal the By-Laws of the Company, except as and to the extent provided in the By-laws of the Company.

REASON FOR APPROVAL OF PROPOSAL NO. 5

     The amendments in this Proposal No. 5 were requested by Pequot and Constellation and are fairly usual protection for private equity investors.

     We are required, under New York corporate law, to obtain approval from our shareholders to amend our certificate of incorporation by obtaining the affirmative approval of at least a majority of all outstanding shares entitled to vote on such matter, and in addition, pursuant to our certificate of incorporation, in order to amend the preferences, special rights or other powers of the Series A Preferred Stock, a majority of the then outstanding shares of Series A Preferred Stock must consent to such amendment.

     The amendments proposed in this Proposal No. 5, if approved by our shareholders would become effective by filing the Restated Certificate of Incorporation with the New York Secretary of State which we anticipate filing as soon as reasonably practicable after the Special Meeting. We have attached as Appendix B-4 to this Proxy Statement the provisions to be included in our Restated Certificate of Incorporation which we intend to file with the New York Secretary of State if our shareholders approve the amendments set forth in this proposal No. 5

EFFECTS ON SHAREHOLDERS UPON APPROVAL OF THE AMENDMENTS PROPOSED IN THIS PROPOSAL NO.5

     Adoption of the amendments proposed in this Proposal No. 5 will, among other things, provide the Company with somewhat greater flexibility to make acquisitions and borrow funds without the approval of the Series A Preferred shareholders.

EFFECTS OF A FAILURE TO ADOPT THIS PROPOSED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

     As shareholders holding an aggregate of approximately 65% of our Voting Stock have agreed to vote in favor of Proposals No. 1 through 7, thereby assuring a majority of the votes required to approve such proposals, none of the effects of a failure to approve this proposal will be realized.

INTEREST OF CERTAIN PERSONS IN APPROVAL OF PROPOSAL NO. 5

     Gerald A. Poch and Richard Heitzmann, are the Managing Director and Senior Vice President of Pequot Capital Management, Inc., respectively and Clifford Friedman is a Senior Managing Director of Bear Sterns Asset Management Inc., which is the Managing Member of Constellation Ventures Management II, LLC, which is the sole general partner of both Constellation Venture and Constellation Offshore and one of two general partners of BSC. Clifford Friedman is also a member of CVC.

VOTE REQUIRED

     Approval of Proposal No. 5 requires the affirmative vote of the holders of a majority of the shares of our Voting Stock issued and outstanding on the record date for this Special Meeting, which majority vote must include the affirmative vote of the holders of a majority of our Outstanding Series A Preferred Shares.

RECOMMENDATION OF THE INDEPENDENT DIRECTORS COMMITTEE

     THE INDEPENDENT DIRECTORS COMMITTEE UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL NO. 5.

                                 PROPOSAL NO. 6

ADOPTION OF AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION WITH RESPECT TO CERTAIN EXEMPTIONS TO THE PREEMPTIVE RIGHTS OF HOLDERS OF THE SERIES A PREFERRED STOCK

BACKGROUND OF PROPOSAL NO. 6

     Article Fourth, Section B.5 of our certificate of incorporation sets forth the preemptive rights of the holders of our Series A Preferred Stock and provides that each holder of our Series A Preferred Stock is entitled to purchase its pro rata shares of any future private equity offering by us, subject to certain exceptions set forth therein.

     Under this Proposal No. 6, we are asking our shareholders to adopt amendments to our certificate of incorporation in connection with exceptions to our Series A Preferred Stock holders preemptive rights. Specifically, our Restated Certificate of Incorporation currently provides that the preemptive rights of the holders of our Series A Preferred Stock shall not apply to (among other exceptions set forth therein):

     (1) the issuance of shares in connection with a bona fide underwritten public offering of securities by a nationally recognized underwriter reasonably acceptable to a majority in interest of the Holders and which results in gross proceeds in excess of $15,000,000; or

     (2) any shares of Common Stock issued on exercise of the Warrants.

     We are asking our shareholders to amend our certificate of incorporation in connection with the above two exceptions to preemptive rights to the following:


     (1) the issuance of shares in connection with a firm commitment underwritten public offering of our common stock with a nationally recognized investment banking firm at a price per share offered to the public of at least $5.00 per share of our Common Stock which results in gross cash proceeds to the Company of at least $25,000,000; or

     (2) any shares of our Common Stock issued on exercise of any warrants issued by the Company on or prior to December 10, 2004 and warrants issued in connection with the issuance of New Series A Preferred Stock or any debt instrument convertible into New Series A Preferred Stock.

REASON FOR APPROVAL OF PROPOSAL NO. 6

     We are required, under New York corporate law, to obtain approval from our shareholders to amend our certificate of incorporation by obtaining the affirmative approval of at least a majority of all outstanding shares entitled to vote on such matter, and in addition, pursuant to our certificate of incorporation, in order to amend the preferences, special rights or other powers of the Series A Preferred Stock, a majority of the then outstanding shares of Series A Preferred Stock must consent to such amendment.

     The amendments proposed in this Proposal No. 6, if approved by our shareholders would become effective by filing the Restated Certificate of Incorporation with the New York Secretary of State which we anticipate filing as soon as reasonably practicable after the Special Meeting. We have attached as Appendix B-5 to this Proxy Statement the provisions to be included in our Restated Certificate of Incorporation which we intend to file with the New York Secretary of State if our shareholders approve the amendments set forth in this proposal No. 6

     Amendment (1) above of this Proposal No. 6, is requested as the increased amount set forth in amendment (1) above is more reflective of the current public market thresholds. Amendment (2) above of this Proposal No. 6, is requested as it is common market practice not to have preemptive rights for already issued or contemplated securities.

EFFECTS ON SHAREHOLDERS UPON APPROVAL OF THE AMENDMENTS PROPOSED IN THIS PROPOSAL NO. 6

     Adoption of the amendments proposed in this Proposal No. 6 will have a minimal effect on shareholders investment in the Company. The Company does not believe that the adoption of the amendments proposed in this Proposal No. 6 will adversely affect the shareholders.


EFFECTS OF A FAILURE TO ADOPT THIS PROPOSED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

     As shareholders holding an aggregate of approximately 65% of our Voting Stock have agreed to vote in favor of Proposals No. 1 through 7, thereby assuring a majority of the votes required to approve such proposals, none of the effects of a failure to approve this proposal will be realized.

INTEREST OF CERTAIN PERSONS IN APPROVAL OF PROPOSAL NO. 6

     Gerald A. Poch and Richard Heitzmann, are the Managing Director and Senior Vice President of Pequot Capital Management, Inc., respectively and Clifford Friedman is a Senior Managing Director of Bear Sterns Asset Management Inc., which is the Managing Member of Constellation Ventures Management II, LLC, which is the sole general partner of both Constellation Venture and Constellation Offshore and one of two general partners of BSC. Clifford Friedman is also a member of CVC.

REQUIRED VOTE

     Approval of Proposal No. 6 requires the affirmative vote of the holders of a majority of the shares of our Voting Stock issued and outstanding on the record date for this Special Meeting, which majority vote must include the affirmative vote of the holders of a majority of our Outstanding Series A Preferred Shares.

RECOMMENDATION OF THE INDEPENDENT DIRECTORS COMMITTEE

     THE INDEPENDENT DIRECTORS COMMITTEE UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL NO. 6.

                                 PROPOSAL NO. 7

ADOPTION OF AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION WITH RESPECT TO CERTAIN EXEMPTIONS TO REQUIRED ADJUSTMENTS TO THE CONVERSION PRICE OF THE SERIES A PREFERRED STOCK

BACKGROUND OF PROPOSAL NO. 7

     Article Fourth, Section B.4 of our certificate of incorporation sets forth the conversion rights of the holders of our Series A Preferred Stock and sets forth, among other things, that the Conversion Price shall be subject to adjustments as set forth in Article Fourth, Section B.4(a)(v)(1). Article Fourth, Section B.4(a)(v)(2) sets forth certain exceptions to such adjustments.

     Under this Proposal No. 7, we are asking our shareholders to adopt amendments to our certificate of incorporation in connection with exceptions to the Conversion Price adjustments. Specifically, our certificate of incorporation currently provides that the Company shall not be required to make any adjustments of the Series A Conversion Price in the case of the issuance from and after the date of filing the Restated Certificate of (among other exceptions set forth therein):

     (1) the issuance of shares in connection with a bona fide underwritten public offering of securities by a nationally recognized underwriter reasonably acceptable to a majority in interest of the Holders and which results in gross proceeds in excess of $15,000,000; or

     (2) any shares of Common Stock issued on exercise of the Warrants.

     We are asking our shareholders to amend our certificate of incorporation in connection with the above two exceptions to preemptive rights to the following:


     (1) the issuance of shares in connection with a firm commitment underwritten public offering of our common stock with a nationally recognized investment banking firm at a price per share offered to the public of at least $5.00 per share of our Common Stock which results in gross cash proceeds to the Company of at least $25,000,000; or

     (2) any shares of our Common Stock issued on exercise of any warrants issued by the Company on or prior to December 10, 2004 and warrants issued in connection with the issuance of New Series A Preferred Stock or any debt instrument convertible into New Series A Preferred Stock.

REASON FOR APPROVAL OF PROPOSAL NO. 7

     We are required, under New York corporate law, to obtain approval from our shareholders to amend our certificate of incorporation by obtaining the affirmative approval of at least a majority of all outstanding shares entitled to vote on such matter, and in addition, pursuant to our certificate of incorporation, in order to amend the preferences, special rights or other powers of the Series A Preferred Stock, a majority of the then outstanding shares of Series A Preferred Stock must consent to such amendment.

     The amendments proposed in this Proposal No. 7, if approved by our shareholders would become effective by filing the Restated Certificate of Incorporation with the New York Secretary of State which we anticipate filing as soon as reasonably practicable after the Special Meeting. We have attached as Appendix B-6 to this Proxy Statement the provisions to be included in our Restated Certificate of Incorporation which we intend to file with the New York Secretary of State if our shareholders approve the amendments set forth in this proposal No. 7

     Amendment (1) above of this Proposal No. 7, is requested as the increased amount set forth in amendment (1) above is more reflective of the current public market thresholds. Amendment (2) above of this Proposal No. 7, is requested as it is common market practice not to grant anti-dilution protection for already issued or contemplated securities.

EFFECTS ON SHAREHOLDERS UPON APPROVAL OF THE AMENDMENTS PROPOSED IN THIS PROPOSAL NO. 7

     Adoption of the amendments proposed in this Proposal No. 7 will have a minimal effect on shareholders investment in the Company. The Company does not believe that the adoption of the amendments proposed in this Proposal No. 7 will adversely affect the shareholders.


EFFECTS OF A FAILURE TO ADOPT THIS PROPOSED AMENDMENT TO OUR CERTIFICATE OF INCORPORATION

     As shareholders holding an aggregate of approximately 65% of our Voting Stock have agreed to vote in favor of Proposals No. 1 through 7, thereby assuring a majority of the votes required to approve such proposals, none of the effects of a failure to approve this proposal will be realized.

INTEREST OF CERTAIN PERSONS IN APPROVAL OF PROPOSAL NO. 7

     Gerald A. Poch and Richard Heitzmann, are the Managing Director and Senior Vice President of Pequot Capital Management, Inc., respectively and Clifford Friedman is a Senior Managing Director of Bear Sterns Asset Management Inc., which is the Managing Member of Constellation Ventures Management II, LLC, which is the sole general partner of both Constellation Venture and Constellation Offshore and one of two general partners of BSC. Clifford Friedman is also a member of CVC.

REQUIRED VOTE

     Approval of Proposal No. 7 requires the affirmative vote of the holders of a majority of the shares of our Voting Stock issued and outstanding on the record date for this Special Meeting, which majority vote must include the affirmative vote of the holders of a majority of our Outstanding Series A Preferred Shares.

RECOMMENDATION OF THE INDEPENDENT DIRECTORS COMMITTEE

     THE INDEPENDENT DIRECTORS COMMITTEE UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL NO. 7.

SHAREHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

Shareholder Proposals for Inclusion in Next Year's Proxy Statement
------------------------------------------------------------------

     Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, if a shareholder wants to submit a proposal for inclusion in our proxy materials for the next annual meeting of shareholders, it must be received at 850 Canal Street, Stamford, Connecticut 06902, attention: Secretary, not later than June 23, 2005. To avoid controversy, shareholders should submit proposals by means that permit them to prove the date of delivery.

Other Shareholder Proposals for Presentation at Next Year's Annual Meeting
--------------------------------------------------------------------------

     If a shareholder intends to present a proposal for consideration at the next annual meeting outside of the processes of Rule 14a-8 under the Exchange Act the SEC rules permit management to vote proxies in its discretion if we receive notice of the proposal before the close of business on September 6, 2005 and advise shareholders in our Proxy Statement for next year's annual meeting about the nature of the matter and how our management intends to vote on such matter.

                    DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

     As permitted by applicable law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Company of their desire to receive multiple copies of the Proxy Statement or the Company's annual report.

     The Company will promptly deliver, upon oral or written request, a separate copy of the Proxy Statement and/or the Company's annual report to any shareholder residing at an address to which only one copy of either such document was mailed. Requests for additional copies should be directed to our Corporate Secretary, John F. Kohler, at our corporate offices, 850 Canal Street, Stamford, Connecticut 06902 or by telephone at (203) 975-3700.

     Shareholders who share an address can request the delivery of separate copies of future Proxy Statements or the Company's annual report upon written request which should be directed to our Corporate Secretary, John F. Kohler, at our corporate offices, 850 Canal Street, Stamford, Connecticut 06902 or by telephone at (203) 975-3700.

     Shareholders who share an address can request the delivery of a single copy of this Proxy Statement or a single copy of the Company's annual report upon written request. Such request should be directed to our Corporate Secretary, John F. Kohler, at our corporate offices, 850 Canal Street, Stamford, Connecticut 06902 or by telephone at (203) 975-3700.

                              AVAILABLE INFORMATION

     This Proxy Statement is being mailed to our shareholders. Copies of our Form 10-K, as well as copies of our other periodic reports filed under the Securities Exchange Act of 1934, as amended, may be obtained without charge upon written request to our Corporate Secretary, at 850 Canal Street, Stamford, Connecticut 06902.

By Order of the Board of Directors,


John F. Kohler
Corporate Secretary


Stamford, Connecticut
May 6, 2005

                              MTM TECHNOLOGIES INC.

This proxy is being solicited on behalf of the Board of Directors of the Company. The Board recommends a vote FOR Proposal No. 1, FOR Proposal No. 2, FOR Proposal No. 3, FOR Proposal No. 4, FOR Proposal No. 5, FOR Proposal No. 6, and FOR Proposal No. 7.

The undersigned hereby appoints Francis J. Alfano, Alan Schwartz and John F. Kohler, or any one of them, attorneys and proxies with full power of substitution in each of them, in the name and stead of the undersigned, to vote as proxy all the shares of the undersigned in MTM Technologies, Inc., a New York corporation (the "Company"), at the Special Meeting of Shareholders of the Company, scheduled to be held on June 23, 2005 and any adjournments or postponements thereof, as follows:

1. Proposal to approve the conversion of the Notes (or the issuance of the Series A-4 Preferred Stock and the Series A-5 Preferred Stock if after shareholder approval) and the issuance of the Series A-4 Warrants:

     [ ]  FOR                     [ ]  AGAINST             [ ]  ABSTAIN

2. Adoption of an amendment to our certificate of incorporation increasing the number of authorized shares of our Preferred Stock by 17,000,000 to allow for the creation of the new Series A-4 Preferred Stock in the amount of 9,000,000 shares and the creation of the new Series A-5 Preferred Stock in the amount of 8,000,000 shares:

     [ ]  FOR                     [ ]  AGAINST             [ ]  ABSTAIN

3. Adoption of an amendment to our certificate of incorporation increasing the series of "blank check" preferred stock from 6,000,000 shares to 9,000,000 shares:

     [ ]  FOR                     [ ]  AGAINST             [ ]  ABSTAIN

4. Adoption of an amendment to our certificate of incorporation with respect to voting rights of the Series A-1 Preferred Stock, the Series A-2 Preferred Stock and the Series A-3 Preferred Stock:

     [ ]  FOR                     [ ]  AGAINST             [ ]  ABSTAIN

5. Adoption of an amendment to our certificate of incorporation with respect to certain matters to be voted on by majority vote of the Series A Preferred Stock:

     [ ]  FOR                     [ ]  AGAINST             [ ]  ABSTAIN

6. Adoption of an amendment to our certificate of incorporation with respect to certain exemptions to the preemptive rights of holders of the Series A Preferred Stock:

     [ ]  FOR                     [ ]  AGAINST             [ ]  ABSTAIN

7. Adoption of an amendment to our certificate of incorporation with respect to certain exemptions to required adjustments to the Conversion Price of the Series A Preferred Stock:

     [ ]  FOR                     [ ]  AGAINST             [ ]  ABSTAIN


     THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY THE PROXIES, OR EITHER OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR MATTERS NUMBER 1 THROUGH 7, AS SET FORTH ON THE
     REVERSE HEREOF. RECEIPT OF THE COMPANY'S PROXY STATEMENT, DATED MAY 6, 2005, IS HEREBY ACKNOWLEDGED.



Dated:  May 6, 2005

                    _________________________________________ [L.S]

                    _________________________________________ [L.S] (Note:
                    Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.)

                    PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY IN ACCOMPANYING ENVELOPE.

APPENDIX A
----------

OPINION OF LIBRA SECURITIES

December 6, 2004

The Independent Committee of the Board of Directors
MTM Technologies, Inc.
850 Canal Street
Stamford, CT 06902

Members of the Independent Committee:

You have asked Libra Securities, LLC ("Libra") to render a written opinion ("Opinion") to the Independent Committee of the Board of Directors (the "Independent Committee") of MTM Technologies, Inc. ("MTM") as to the fairness, from a financial point of view, to MTM of the Aggregate Consideration (defined below) to be received pursuant to the Purchase Agreement, dated as of December 6, 2004 (the "Purchase Agreement"), among MTM, Pequot Private Equity Fund III, L.P. ("Pequot III"), Pequot Offshore Private Equity Partners III, L.P. ("Pequot Offshore III," together with Pequot III and other related parties, "Pequot") and Constellation Venture Capital II, L.P. (together with other related parties, "Constellation"). Capitalized terms used but not defined herein have the meanings given to them in the Purchase Agreement. The Purchase Agreement provides for or contemplates, among other things, (i) the assignment by Pequot to Constellation of its right to purchase $6,250,000 worth of Series A-3 Preferred Stock and Series A-3 Warrants, and the exercise of such right by Constellation, and the exercise by Pequot of its right to purchase an additional $6,250,000 worth of Series A-3 Preferred Stock and Series A-3 Warrants, (ii) the issuance and sale by MTM to Pequot and Constellation of Series A-4 First Tranche Notes and Warrants for aggregate consideration of $10,000,000 (the "Series A-4 First Tranche Consideration"); (iii) the granting by MTM to Pequot and Constellation of a right (the "Series A-4 Purchase Right"), exercisable within nine months of the Initial Closing Date, to purchase Series A-4 Second Tranche Notes (or Series A-4 Preferred Stock if the Shareholder Approval has been obtained) and Series A-4 Warrants for aggregate consideration of up to $15,000,000 (the "Series A-4 Second Tranche Consideration") and (iv) the granting by MTM to Pequot and Constellation of a right (the "Series A-5 Purchase Right"), exercisable within 12 months of the Initial Closing Date, to purchase Series A-5 Notes (or Series A-5 Preferred Stock if the Shareholder Approval has been obtained) for aggregate consideration of up to $15,000,000 (the "Series A-5 Consideration") (collectively, the "Transaction"). For purposes of this Opinion, the Series A-4 First Tranche Consideration, the Series A-4 Second Tranche Consideration and the Series A-5 Consideration are collectively referred to as the "Aggregate Consideration."

In arriving at our Opinion, we:

     (a) reviewed drafts of (i) the Purchase Agreement, (ii) forms of the Series A-4 First Tranche Notes, Series A-4 Second Tranche Notes and Series A-5 Notes, (iii) the Restated Certificate of Incorporation of MTM and (iv) certain other related documents;

     (b) reviewed audited financial statements of MTM for the fiscal years ended March 31, 2002, 2003 and 2004;

     (c) reviewed unaudited financial statements of MTM for the six month period ended September 30, 2004;

     (d) reviewed financial projections of MTM prepared by the management of MTM, including projections taking into account the pro forma effects of MTM's pending acquisition of Vector ESP, Inc. and proposed acquisition of a company codenamed Delaware;

     (e) reviewed historical market prices for MTM Common Stock;

     (f) held discussions with the senior management of MTM with respect to the liquidity needs of, and capital resources available to, MTM and the business and prospects for future growth of MTM;

     (g) reviewed and analyzed certain publicly available financial data for certain companies we deemed comparable to MTM;

     (h) reviewed and analyzed certain publicly available information for transactions with acquired companies that we deemed comparable to MTM;

     (i) performed a discounted cash flow analysis of MTM using certain assumptions of future performance provided to or discussed with us by the management of MTM;

     (j) performed a valuation analysis of the Warrants, the Series A-4 Warrants and the rights to purchase Series A Preferred Stock;

     (k) reviewed and analyzed certain publicly available information for transactions that we deemed comparable to the Transaction;

     (l) reviewed public information concerning MTM; and

     (m) performed such other analyses, reviewed such other information and considered such other factors, as we deemed appropriate.

In rendering our Opinion, we relied upon and assumed, without independent verification or investigation, the accuracy and completeness of all of the financial and other information provided to or discussed with us by MTM and its employees, representatives and affiliates or obtained by us from publicly available sources. With respect to forecasts of the future financial condition and operating results of MTM and pro forma effects provided to us or discussed with us by the management of MTM, we assumed, at your direction, without independent verification or investigation, that such forecasts were reasonably prepared on bases reflecting the best available information, estimates and judgments of the management of MTM, and we have also assumed that there has been no material change in the assets, financial condition, business or prospects of MTM since the date of the most recent financial statements made available to us. We have assumed further, with your consent, that in the course of obtaining the necessary regulatory or third party approvals and consents for the Transaction and related transactions (including the Shareholder Approval), no delay, limitation, restriction or condition will be imposed that would have a material adverse effect on MTM or the contemplated benefits to MTM of the Transaction. We have assumed further, with your consent, that the final executed form of the Purchase Agreement, forms of the Series A-4 First Tranche Notes, Series A-4 Second Tranche Notes and Series A-5 Notes, Restated Certificate of Incorporation of MTM and certain other related documents do not differ in any material respect from the drafts that we have examined and the Transaction and related transactions will be consummated in accordance with their terms, without waiver, modification or amendment of any material term, condition or agreement, and in compliance with all applicable laws and all agreements to which MTM is a party or its assets are subject. We have further assumed, with your consent, that the Series A-4 Purchase Rights and the Series A-5 Purchase Rights are exercised at or prior to their expiration and all of the Series A Preferred Stock is converted into MTM Common Stock. We have neither made nor obtained any independent evaluations or appraisals of the assets or liabilities (contingent or otherwise) of MTM or its affiliated entities. We are not expressing any opinion as to the underlying valuation, future performance or long-term viability of MTM or the price at which MTM Common Stock will trade at any time in the future. In connection with our engagement, we were not requested to, and we did not, solicit third party indications of interest in the possible acquisition of all or a part of MTM, nor did we participate in the structuring of the Transaction. Our Opinion is necessarily based on the information available to us and general economic, financial and stock market conditions and circumstances as they exist and can be evaluated by us on the date hereof. It should be understood that, although subsequent developments may affect this Opinion, we do not have any obligation to update, revise or reaffirm the Opinion.

As part of our investment banking business, we are regularly engaged in valuations of businesses and securities in connection with acquisitions and mergers, underwritings, secondary distributions of securities, private placements and valuations for other purposes.

We have acted as financial advisor to the Independent Committee of the Board of Directors of MTM in connection with this Opinion and will receive a fee for our services, a portion of which is contingent upon the delivery of this Opinion. In the ordinary course of business, Libra and its affiliates may actively trade securities of MTM for our and our affiliates' own accounts and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Aggregate Consideration is fair, from a financial point of view, to MTM. This Opinion is for the sole use of the Independent Committee of the Board of Directors of MTM in its evaluation of the Transaction, does not address any other aspect of the Transaction and does not constitute a recommendation to any stockholder, and should not be relied upon by any stockholder, as to how such stockholder should vote or as to any other action to be taken with respect to any matters relating to the Transaction or related transactions or any other matter.

                            Very truly yours,


                            /s/ LIBRA SECURITIES, LLC

                            LIBRA SECURITIES, LLC

APPENDIX B-1
------------

Amendment to our Restated Certificate of Incorporation to create the Series A-4 Preferred Stock and the Series A-5 Preferred Stock, as well as to provide provisions to reflect the issuance of the Series A-4 Warrants.

        FOURTH:

A.   Classes of Shares; Definitions.

     1. Authorization.

          (1) The Corporation is authorized to issue two (2) classes of stock to be designated as "Common Stock" and "Preferred Stock". The total number of shares of capital stock that the Corporation is authorized to issue is one hundred and twenty million (120,000,000). The total number of shares of Common Stock that the Corporation is authorized to issue is eighty million (80,000,000), par value $0.001 (the "Common Stock"). The total number of shares of Preferred Stock that the Corporation is authorized to issue is forty million (40,000,000), par value $0.001, thirty one million (31,000,000) of which are designated as "Series A Preferred Stock", four million two hundred thousand (4,200,000) of which are designated as "Series A-1 Preferred Stock", two million six hundred thousand (2,600,000) of which are designated as "Series A-2 Preferred Stock", seven million two hundred thousand (7,200,000) of which are designated as "Series A-3 Preferred Stock", nine million (9,000,000) of which are designated as "Series A-4 Preferred Stock" and eight million (8,000,000) of which are designated as "Series A-5 Preferred Stock" (the Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series A-3 Preferred Stock, Series A-4 Preferred Stock and Series A-5 Preferred Stock, collectively, the "Series A Preferred Stock").

     (b) The Board of Directors is authorized to divide the nine million (9,000,000) shares of Preferred Stock that are not designated as Series A Preferred Stock from time to time into one or more series, and to determine or change by resolution for each such series its designation, the number of shares of such series, the powers, preferences and rights and the qualifications, limitations or restrictions for the shares of such series. The resolution or resolutions of the Board of Directors providing for the division of such Preferred Stock into series may include the following provisions:

          (1) The distinctive designation of each series and the maximum number of shares of each such series which may be issued, which number may be increased (except where otherwise provided by the Board of Directors in creating the series) or decreased (but not below the number of shares of the series then outstanding) from time to time by action of the Board of Directors;

          (2) Whether the holders of the shares of each such series are entitled to vote and, if so, the matters on which they are entitled to vote, the number of votes to which the holder of each such share is entitled, and whether the shares of such series are to be voted separately or together with shares of other series;


                                     B-1-1

          (3) The dividends to which holders of shares of each such series will be entitled; any restrictions, conditions or limitations upon the payment of those dividends; whether the dividends will be cumulative and, if cumulative, the date or dates from which the dividends will be cumulative;

          (4) Whether the shares of one or more of such series will be subject to redemption and, if so, whether redemption will be mandatory or optional and if optional, at whose option, the manner of selecting shares for redemption, the redemption price and the manner of redemption;

          (5) The amount payable on shares of each such series if there is a liquidation, dissolution or winding up of the Corporation which amount may vary at different dates and depending upon whether the liquidation, dissolution or winding up is voluntary or involuntary;

          (6) The obligation, if any, of the Corporation to maintain a purchase, retirement or sinking fund for shares of each such series;

          (7) Whether the shares of one or more of such series will be convertible into, or exchangeable for, any other types or securities, either at the option of the holder or of the Corporation and, if so, the terms of the conversions or exchanges;

          (8) Any other provisions regarding the powers preferences and rights, and the qualifications, limitations or restrictions, for each such series which are not inconsistent with applicable law.

          All shares of such series of Preferred Stock will be identical with each other in all respects, except that shares of any one such series issued at different times may differ as to the dates from which dividends on those shares, if cumulative, shall cumulate.

     2. Issuance of Common Stock. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

     3. Definitions. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in Section B(7) of this Restated Certificate.

B. Rights, Preferences, and Limitations of the Classes. The relative rights, preferences, and limitations of the shares of each class will be as follows:

     1.   Dividend Rights.

          (a) So long as shares of Series A Preferred Stock remain outstanding, the holders of each share of the Series A Preferred Stock (the "Holders") shall be entitled, from and after May 21, 2006, to receive, and shall be paid semi-annually in arrears in cash out of funds legally available therefor, cumulative dividends, accrued semi-annually, in an amount equal to 6% of the applicable Series A Purchased Shares Purchase Price (as hereinafter defined) per


                                     B-1-2
share, (as appropriately adjusted for any stock splits, stock dividends, combinations, and the like), per annum with respect to each share of the Series A Preferred Stock.

          (b) Notwithstanding anything contained in Section (B)(1)(a) of this ARTICLE FOURTH to the contrary, from and after May 21, 2006 to May 21, 2008, dividends may, at the option of the Corporation, be paid to the Holders in cash, or in property or shares of the applicable Series A Preferred Stock valued at the applicable Series A Purchased Shares Purchase Price.

          (c) The Corporation shall not declare or pay any dividends or other distributions on shares of any series of Preferred Stock, other than the Series A Preferred Stock, and the Common Stock until the Holders shall have first received distributions of all accrued dividends as set forth above.

          (d) Subject to the preferential rights of the Holders, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property or in shares of capital stock.

     2.   Liquidation Preference.

          (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the Holders shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders, whether from capital, surplus or earnings, in preference to any distribution to holders of Common Stock, an amount per share equal to the sum of the applicable Series A Purchased Shares Purchase Price (as appropriately adjusted for any stock splits, stock dividends, combinations, and the like) and any accrued but unpaid dividends on the Series A Preferred Stock. If upon the occurrence of such event, the assets and funds available to be distributed among the Holders shall be insufficient to permit the payment to such Holders of the full preferential amounts due to the Holders, then the entire assets and funds of the Corporation legally available for distribution shall be distributed among the Holders, pro rata, based on the amount each such Holder would receive if such full preferential amounts were paid.

          (b) Upon the completion of the distributions required by Section
(2)(B)(a) of this ARTICLE FOURTH, if assets remain in the Corporation, they shall be distributed pro rata to the holders of the Common Stock.

          (c) In the event the Corporation shall propose to take any action regarding the liquidation, dissolution or winding up of the Corporation which will involve the distribution of assets other than cash, the value of the assets to be distributed to the Holders shall be determined in good faith by the consent or vote of the Board of Directors, and such determination shall be binding upon the Holders and holders of Common Stock, except that

               (i)  any securities distributed shall be valued as follows:


                                     B-1-3

                    (A) securities not subject to investment letter or other similar restrictions on free marketability, unless otherwise agreed or approved in writing by a majority in interest of the Series A Preferred Stock:

                         (1) if traded on a securities exchange or the Nasdaq
Stock Market, the value shall be deemed to be the average of the security's closing prices on such exchange over the thirty (30) day period ending two (2) trading days prior to the distribution of such securities; and

                         (2) if actively traded over-the-counter, the value
shall be deemed to be the average of the closing bid prices over the thirty (30) day period ending two (2) trading days prior to the distribution of such securities; and

                         (3) if there is no active public market, the value
shall be the fair market value thereof, as determined in good faith by the consent or vote of the Board of Directors and such determination shall be binding upon the Holders and holders of Common Stock.

                    (B) The method of valuation of securities subject to investment letter or other restrictions on free marketability shall be to make an appropriate discount from the market value determined as above to reflect the approximate fair market value thereof, as determined in good faith by the consent or vote of the Board of Directors, and such determination shall be binding upon the Holders and holders of the Common Stock; and

               (ii) The value of any other asset shall be determined in good faith by the consent or vote of the Board of Directors.

          (d) A sale, conveyance or disposition of all or substantially all of the capital stock or assets of the Corporation or a merger, consolidation or other transaction or series of related transactions (whether involving the Corporation or a subsidiary thereof) in which the Corporation's shareholders immediately prior to such transaction do not retain a majority of the voting power in the surviving entity (a "Transaction"), shall be deemed to be a liquidation, dissolution or winding up within the meaning of this Section 2, unless the Holders of a majority of the then outstanding shares of the Series A Preferred Stock voting as a single class vote affirmatively or consent in writing that such transaction shall not be treated as a liquidation, dissolution or winding up within the meaning of this Section (B)(2).

     3.   Voting.

          (a) Series A Preferred Stock.

               (i) Each Holder shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by such Holder are then convertible (as adjusted from time to time pursuant to Section B(4) of this ARTICLE FOURTH below) at the record date for the determination of the shareholders entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited, at each meeting of shareholders of the Corporation (and written actions of shareholders in lieu of meetings) with


                                     B-1-4
respect to any and all matters presented to the shareholders of the Corporation for their action or consideration and on all matters upon which holders of the Common Stock have the right to vote; provided however that, solely for purposes of this Section B(3)(a)(i) of this ARTICLE FOURTH, the number of votes for each share of (1) Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series A-3 Preferred Stock (collectively, the "Old Series A Preferred Stock") shall not exceed the number of whole shares of Common Stock into which the shares of Old Series A Preferred Stock held by such Holder would be converted if the applicable Series A Conversion Price were $1.45 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares) and (2) Series A-4 Preferred Stock and Series A-5 Preferred Stock (collectively, the "New Series A Preferred Stock") shall be one vote per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), or to the extent permitted by applicable law and the rules of Nasdaq or an applicable national securities exchange on which the Corporation's Common Stock is listed, equal to the number of whole shares of Common Stock into which the shares of New Series A Preferred Stock held by such Holder would be converted if the applicable Series A Conversion Price were the per share closing bid price of the Common Stock as quoted on Nasdaq or an applicable national securities exchange on the date of the initial issuance of the Series A-4 Preferred Stock. Notwithstanding the foregoing, in no event shall the New Series A Preferred Stock have less than one vote per share. Except as provided by law, by the provisions of Section by the provisions of Section B(2)(d) of this ARTICLE FOURTH, by the provisions of subparagraphs (ii) and
(iii) of this Section B(3) below or by the provisions establishing any other series of Preferred Stock, Holders of Series A Preferred Stock shall vote together with the holders of Common Stock as a single class.

               (ii) The Corporation shall not amend, alter or repeal the preferences, special rights or other powers of the Series A Preferred Stock, whether through an amendment or alteration of this Restated Certificate, the Corporation's bylaws or otherwise, so as to affect adversely such Series A Preferred Stock, without the approval of the Holders of a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization of any shares of capital stock with preference or priority over the Series A Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall be deemed to affect adversely the Series A Preferred Stock, and the authorization of any shares of capital stock on a parity with the Series A Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Corporation shall also be deemed to affect adversely the Series A Preferred Stock.

               (iii) So long as at least 30% of the shares of Series A Preferred Stock actually issued remain outstanding (as adjusted for any stock splits, stock dividends, combinations, recapitalizations involving equity of the Corporation, reclassifications of other similar events involving a change with respect to the Series A Preferred Stock), without the approval of the Holders of a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately from any other class of the Corporation's capital stock, but together as a single group, the Corporation will not:


                                     B-1-5

                    (1) consummate a merger or consolidation of the Corporation or the sale of all or substantially all of the assets of the Corporation;

                    (2) make an acquisition or series of related acquisitions for consideration aggregating more than $30,000,000 in value;

                    (3) issue any other class or series of capital stock of the Corporation ranking as to dividend rights, redemption rights, liquidation preference and other rights on parity or senior to the Series A Preferred Stock;

                    (4) pay any dividends or distributions on the capital stock of the Corporation, except for dividends on the Series A Preferred Stock as provided in this Restated Certificate;

                    (5) amend the Restated Certificate or the Corporation's bylaws to adversely affect the voting powers, preferences or other rights of the Series A Preferred Stock;

                    (6) consent to any liquidation, dissolution, re-capitalization or reorganization of the Corporation;

                    (7) borrow funds (in one or a series of related borrowings) in an amount exceeding $5,000,000 other than (i) revolving lines of credit provided by lenders based upon the Corporation's accounts receivable, (ii) floor plan financings not to exceed $25,000,000 on customary terms and conditions and
(iii) renewals or replacements of the Corporation's existing lines of credit and floor plan financings; or

                    (8) redeem or purchase any of the capital stock of the Corporation, except repurchases of Common Stock held by employees upon termination of employment pursuant to employment agreements in effect on May 21, 2004.

          (b) Common Stock. The holders of the Common Stock are entitled to one vote for each share held at all meetings of shareholders (and written actions in lieu of meetings).

     4.   Conversion Rights.

          (a) Series A Preferred Stock. The Series A Preferred Stock shall have the conversion rights as follows:

               (i) A Holder shall have the right, at its option, at any time and from time to time, and without the payment of additional consideration by such Holder, to convert any shares of Series A Preferred Stock into such number of fully paid and nonassessable shares of Common Stock as obtained by (i) multiplying the number of shares of Series A Preferred Stock so to be converted by, initially, the applicable Series A Purchased Shares Purchase Price and (ii) dividing the result by the conversion price equal to, initially, (A) with respect to the Series A-1 Preferred Stock, $2.15 per share (subject to adjustment, the "Series A-1 Conversion Price"), (B) with respect to the Series A-2 Preferred Stock, $2.75 per share (subject to adjustment, the "Series A-2 Conversion Price"), (C) with respect to the Series A-3 Preferred Stock, $3.25 per share (subject to adjustment, the applicable "Series A-3 Conversion Price"),
(D) with respect to the Series A-4 Preferred Stock, $3.25 per share (subject to


                                     B-1-6
adjustment, the "Series A-4 Conversion Price"), (E) with respect to the Series A-5 Preferred Stock, $3.25 per share (subject to adjustment, the "Series A-5 Conversion Price", or, in case an adjustment of such price has taken place pursuant to this Section 4, then by the applicable conversion price as last adjusted and in effect at the date any share or shares of the applicable Series A Preferred Stock are surrendered for conversion), (such Series A-1 Conversion Price, Series A-2 Conversion Price, Series A-3 Conversion Price, Series A-4 Conversion Price or Series A-5 Conversion Price, or any of the aforementioned as last adjusted, hereafter referred to as the "Series A Conversion Price", as applicable). To the extent that dividends may be declared in accordance with the Business Corporation Law, accrued but unpaid dividends will be paid in cash on any such conversion. If such dividends are not paid at any such time, such dividends will remain outstanding until they may be paid and at such time such dividends shall be paid in cash together with interest on such outstanding amount and, to the extent permitted by applicable law, interest on such interest at the rate of 6% per annum from the date of such conversion to the date of such payment calculated on an actual days basis.

               (ii) (A) After the date that is 18 months following the most recent date of issuance of the Old Series A Preferred Stock, the outstanding Old Series A Preferred Stock shall be automatically converted into Common Stock at the applicable Series A Conversion Price then in effect on the date on which the Volume-Weighted Average Price of the Corporation's Common Stock for the immediately preceding sixty (60) consecutive trading days exceeds four (4) times the weighted average of the applicable Series A Conversion Prices. After the date that is 18 months following the most recent date of issuance of the New Series A Preferred Stock, the outstanding New Series A Preferred Stock shall be automatically converted into Common Stock at the applicable Series A Conversion Price then in effect on the date on which the Volume-Weighted Average Price of the Corporation's Common Stock for the immediately preceding sixty (60) consecutive trading days exceeds four (4) times the applicable Series A Conversion Price. To the extent that dividends may be declared in accordance with the Business Corporation Law, accrued but unpaid dividends will be paid in cash on any such conversion. If such dividends are not paid at any such time, such dividends will remain outstanding until they may be paid and at such time such dividends shall be paid in cash together with interest on such outstanding amount and, to the extent permitted by applicable law, interest on such interest at the rate of 6% per annum from the date of such conversion to the date of such payment calculated on an actual days basis.

                    (B) Notwithstanding anything to the contrary herein, no shares of outstanding Series A Preferred Stock shall be automatically converted into Common Stock pursuant to this paragraph unless at the time of such proposed conversion the Corporation shall have on file with the Securities and Exchange Commission an effective registration statement with respect to the shares of Common Stock issued or issuable to the Holders (A) on conversion of the Series A Preferred Stock then issued or issuable to such Holders, (B) on exercise of all of the warrants to purchase Common Stock of the Corporation pursuant to the Initial Purchase Agreement, (C) on exercise of all of the warrants to purchase Common Stock of the Corporation pursuant to the New Purchase Agreement and such shares of Common Stock have been listed on the Nasdaq Stock Market (or other national stock exchange or national over-the-counter bulletin board approved by the Holders of a majority of the then outstanding shares of Series A Preferred Stock).


                                     B-1-7

               (iii) In order to convert Series A Preferred Stock into full shares of Common Stock if (i) such conversion is pursuant to paragraph (i) of this Section B(4)(a), the Holder shall (A) fax a copy of a fully executed notice of conversion ("Notice of Conversion") to the Corporation at the office of the Corporation or to the Corporation's designated transfer agent (the "Transfer Agent") for the Series A Preferred Stock stating that the Holder elects to convert, which notice shall specify the date of conversion, the number of shares of Series A Preferred Stock to be converted, the Series A Conversion Price and a calculation of the number of shares of Common Stock issuable upon such conversion (together with a copy of the front page of each certificate to be converted) and (B) surrender to a nationally recognized courier service for either overnight or two (2) day delivery to the office of the Corporation or its Transfer Agent, the original certificates representing the Series A Preferred Stock being converted (the "Preferred Stock Certificates"), duly endorsed for transfer, and (ii) such conversion is pursuant to paragraph (ii) of this Section B(4)(a), the Corporation shall fax a copy of a Notice of Conversion to the Holders stating that the shares of Series A Preferred Stock have been automatically converted into Common Stock, which notice shall specify the date of such automatic conversion, the number of shares of Series A Preferred Stock that have been converted, the Series A Conversion Price and a calculation of the number of shares of Common Stock issuable upon such conversion; provided, however, that the Corporation's failure to issue a Notice of Conversion shall not affect the automatic conversion of such shares of Series A Preferred Stock and the automatic cancellation of the certificates representing such shares of Series A Preferred Stock. In the event of an automatic conversion pursuant to paragraph (ii) of this Section B(4)(a), the outstanding shares of Series A Preferred Stock shall be converted automatically without any further action by the Holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its Transfer Agent and the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless either the Preferred Stock Certificates are delivered to the Corporation or the Transfer Agent as provided above, or the Holder notifies the Corporation or its Transfer Agent that such certificates have been lost, stolen or destroyed (subject to the requirements of paragraph (iv) of this Section B(4)(a) below).

               (iv) Upon receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of any Preferred Stock Certificates and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in an amount reasonably satisfactory to the Corporation, or (in the case of mutilation) upon surrender and cancellation of such Preferred Stock Certificates, the Corporation will issue, in lieu thereof, new Preferred Stock Certificates of like tenor.

               (v) The Series A Conversion Price shall be subject to adjustment from time to time as follows:

                    (1) Except as provided in subparagraph (v)(2) of this Section B(4)(a) below, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs (A) through (H) of this Section B(4)(a)(v)(1) below, deemed to have issued or sold, any shares of Common Stock for a consideration per share less than a Series A Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the applicable Series A Conversion Price shall be reduced to the price determined by dividing (x) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale


                                     B-1-8
multiplied by the then existing Series A Conversion Price and (b) the consideration, if any, received by the Corporation upon such issue or sale, by
(y) the total number of shares of Common Stock outstanding immediately after such issue or sale. For purposes of determining the number of shares of Common Stock outstanding as provided in clauses (x) and (y) above, the number of shares of Common Stock issuable upon conversion of all outstanding shares of Preferred Stock, exercise of all outstanding Options (as defined below) and conversion of all outstanding Convertible Securities (as defined below) shall be deemed to be outstanding.

     For purposes of subparagraph (1) of this Section B(4)(a)(v), the following subparagraphs (A) to (H) of this Section B(4)(a)(v)(1) shall also be applicable:

               (A) In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing
(i) the total amount, if any, received or receivable by the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Series A Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph (C) of this Section B(4)(a)(v)(1), no adjustment of the Series A Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

               (B) In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all


                                     B-1-9
such Convertible Securities) shall be less than a Series A Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph (C) of this Section B(4)(a)(v)(1), no adjustment of such Series A Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of such Series A Conversion Price have been or are to be made pursuant to other provisions of this Section B(4)(a)(v)(1), no further adjustment of such Series A Conversion Price shall be made by reason of such issue or sale.

               (C) Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph (A) of this Section B(4)(a)(v)(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph (A) or (B) of this Section B(4)(a)(v)(1), or the rate at which Convertible Securities referred to in subparagraph (A) or (B) of this Section B(4)(a)(v)(1) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Series A Conversion Price in effect at the time of such event shall forthwith be readjusted to the Series A Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Series A Conversion Price then in effect hereunder is thereby reduced; and on the termination of any such Option or any such right to convert or exchange such Convertible Securities, the Series A Conversion Price then in effect hereunder shall forthwith be increased to the Series A Conversion Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

               (D) In the event of the termination or expiration of any right to purchase Common Stock under any Option or of any right to convert or exchange Convertible Securities, the current Series A Conversion Price, if previously adjusted in accordance with this Section B(4), shall, upon such termination, be changed to the Series A Conversion Price that would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, only been issued in amounts necessary to allow for the number of shares of Common Stock actually issued upon the conversion, exchange or exercise of such Option or Convertible Securities, and the shares of Common Stock issuable thereunder shall no longer be deemed to be outstanding.

               (E) In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation (other than Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in


                                     B-1-10
payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

               (F) In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors.

               (G) In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or
(ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (H) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this of this Section
B(4)(a)(v)(1)(H).

     (2) Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Series A Conversion Price in the case of the issuance from and after the date of filing of this Restated Certificate of Incorporation (a) shares of Common Stock sold to, or Options to purchase Common Stock granted by the Corporation to, employees, consultants, officers, or directors of the Corporation pursuant to any option plan, agreement or other arrangement duly adopted by the Corporation and approved by a majority of the Board of Directors; (b) any shares of Common Stock upon the conversion of shares of Series A Preferred Stock; (c) any shares of Common Stock pursuant to which the Series A Conversion Price is adjusted under subparagraphs (3), (4) or
(5) of this Section B(4)(a)(v); (d) any shares of Common Stock issued pursuant to the exchange, conversion or exercise of any Options or Convertible Securities that have previously been incorporated into computations hereunder on the date when such Options or Convertible Securities were issued; (e) the issuance and sale of securities in connection with a strategic investment or similar transaction approved by a majority of the Board of Directors; (f) securities issued for consideration other than cash pursuant to a merger, consolidation or similar business combination or acquisition of assets as approved by a majority of the Board of Directors; (g) the issuance of shares in connection with a firm


                                     B-1-11
commitment underwritten public offering of Common Stock with a nationally recognized investment banking firm at a price per share offered to the public of at least $5.00 per share of Commmon Stock which results in gross cash proceeds to the Corporation of at least $25,000,000; (h) any shares of Series A Preferred Stock issued in the form of a dividend to any Holder; or (i) any shares of Common Stock issued on exercise of any warrants issued by the Corporation on or prior to December 10, 2004 and warrants issued in connection with the issuance of New Series A Preferred Stock or any debt instrument convertible into New Series A Preferred Stock.

     (3) In the event the outstanding shares of Common Stock shall be subdivided or increased, by stock split or stock dividend, into a greater number of shares of Common Stock, the number of shares of Common Stock into which any Series A Preferred Stock is convertible shall concurrently with the effectiveness of such subdivision or payment of such stock dividend, be proportionately increased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the number of shares of Common Stock into which any Series A Preferred Stock is convertible shall, concurrently with the effectiveness of such combination or consolidation, be proportionately decreased.

     (4) If the Common Stock issuable upon conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), the number of shares of Common Stock into which any Series A Preferred Stock is convertible shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted such that the Series A Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the Holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the Holders upon conversion of the Series A Preferred Stock immediately before that change.

     (5) In case of any consolidation with or merger of the Corporation with or into another corporation, or in case of any sale, lease or conveyance to another corporation of the assets of the Corporation as an entirety or substantially as an entirety, the Series A Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion of the Series A Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Holders shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of Series A Preferred Stock.

          (vi) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series A Conversion Price pursuant to this Section B(4)(a) the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder a certificate setting forth such adjustment or readjustment in


                                     B-1-12
accordance with the terms hereof and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any Holder, furnish or cause to be furnished to such Holder a like certificate setting forth (i) such adjustments and readjustments and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of such Series A Preferred Stock.

          (vii) The Corporation no later than 6:00 p.m. (New York City time) on the third (3rd) business day after receipt by the Corporation or its Transfer Agent of all necessary documentation duly executed and in proper form required for conversion, including the original Preferred Stock certificates to be converted (or after provision for security or indemnification in the case of lost, stolen or destroyed certificates, if required), shall issue and surrender to a nationally recognized overnight delivery service for either overnight or (if delivery is outside the United States) two (2) day delivery to the Holder as shown on the stock records of the Corporation a certificate for the number of shares of Common Stock to which the Holder shall be entitled as aforesaid.

          (viii) The date on which a voluntary conversion pursuant to Section B(4)(a)(i) occurs (the "Date of Voluntary Conversion") shall be deemed to be the date the applicable Notice of Conversion is faxed to the Corporation or the Transfer Agent, as the case may be, provided that the advance copy of the Notice of Conversion is faxed to the Corporation on or prior to 6:00 p.m., New York City time, on the Date of Conversion. An automatic conversion pursuant to
Section 4(a)(ii) shall occur on the date on which such automatic conversion is deemed to occur pursuant to Section B(4)(a)(ii) (the "Date of Automatic Conversion", and together with the Date of Voluntary Conversion, the "Date of Conversion"). The original Preferred Stock certificates representing the shares of Series A Preferred Stock to be converted shall be surrendered by depositing such certificates with a nationally recognized overnight delivery service for either overnight or two (2) day delivery, as soon as practicable following the Date of Voluntary Conversion or as soon as practicable following the date such Holder receives notice of the Date of Automatic Conversion. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such shares of Common Stock on the Date of Conversion.

          (ix) No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional share to which the Holder would otherwise be entitled, the Corporation shall (after aggregating all shares into which shares of Series A Preferred held by each Holder could be converted) pay cash equal to such fraction multiplied by the market price per share of Common Stock (as determined in a reasonable manner by the Board of Directors) at the close of business on the Date of Conversion.

          (x) In the event that the Corporation shall propose at any time:

               (1) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend;

               (2) to effect any reclassification or recapitalization of its Common Stock; or


                                     B-1-13

               (3) to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all its property or business, or to liquidate, dissolve or wind up;

          then, in connection with each such event, the Corporation shall send to the Holders of the Series A Preferred Stock:

               (A) at least twenty (20) days' prior written notice of the date on which a record shall be taken for such dividend or distribution (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in (2) and (3) above; and

               (B) in the case of the matters referred to in (2) and (3) above, at least twenty (20) days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon the occurrence of such event).

          Each such written notice shall be given by first class mail, postage prepaid, addressed to the Holders at the address for each such Holder as shown on the books of the Corporation.

               (xi) The Corporation will not, by amendment of its Restated Certificate or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action (other than actions taken in good faith), avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in carrying out all the provisions of this Article and in taking all such action as may be necessary or appropriate in order to protect the conversion rights of the Holders against impairment.

               (xii) All shares of the Series A Preferred Stock which shall have been subject to a voluntary conversion pursuant to subparagraph (i) of Section B(4)(a) of this ARTICLE FOURTH or to an automatic conversion pursuant to subparagraph (ii) of Section B(4)(a) of this ARTICLE FOURTH shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate except only the right of the Holders thereof to receive shares of Common Stock in exchange therefor and to receive payment of any unpaid dividends thereon. Any shares of the Series A Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized Series A Preferred Stock.

          (b) The Corporation shall, at all times when the Series A Preferred Stock shall be outstanding, reserve and keep available, free from preemptive rights, out of its authorized but unissued stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all such outstanding Series A Preferred Stock.

          (c) The Corporation shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of


                                     B-1-14

Common Stock of the Corporation upon conversion of any shares of Series A Preferred Stock, as the case may be; provided that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the Holder of the shares of Series A Preferred Stock in respect of which such shares are being issued.

          (d) If any shares of Common Stock to be reserved for the purpose of conversion of shares of Series A Preferred Stock require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon conversion, then the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If, and so long as, any Common Stock into which the shares of Series A Preferred Stock are then convertible is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance all shares of such Common Stock issuable upon conversion.

          (e) All shares of Common Stock which may be issued upon conversion of the shares of Series A Preferred Stock will be, upon issuance by the Corporation duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof and the Corporation shall take no action which will cause a contrary result (including without limitation any action which would cause any Series A Conversion Price to be less than the par value, if any, of the Common Stock).

          (f) If any adjustment under this Section B(4)(a)(v) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be rounded to the nearest whole number of shares with one-half share being rounded up.

     5.   Preemptive Rights.

          (a) Each Holder shall be entitled to purchase its pro rata share (calculated by multiplying the number of securities to be issued in such equity offering including those issued pursuant this Section 5 by a fraction, the numerator of which is the number of shares of Common Stock held by such holder on a Fully Diluted Basis and the denominator of which is the number of shares of Common Stock held by all such holders of securities of the Corporation on a Fully Diluted Basis) of any future private equity offering by the Corporation.

          (b) Notwithstanding anything contained in this Section B(5)(a) of this ARTICLE FOURTH to the contrary, the preemptive rights of the Holders shall not apply to (a) shares of Common Stock sold to, or options to purchase Common Stock granted by the Corporation to, employees, consultants, officers, or directors of the Corporation pursuant to any option plan, agreement or other arrangement duly adopted by the Corporation and approved by a majority of the Board of Directors;
(b) any shares of Common Stock issued upon the conversion of shares of Series A Preferred Stock; (c) any shares of Common Stock issued in a transaction pursuant to which the Series A Conversion Price is adjusted under subparagraph (3), (4) or (5) of Section B(4)(a)(v) of this ARTICLE FOURTH; (d) any shares of Common Stock issued pursuant to the exchange, conversion or exercise of any Options or


                                     B-1-15

Convertible Securities that have previously been incorporated into computations hereunder on the date when such Options or Convertible Securities were issued;
(e) the issuance and sale of securities in connection with a strategic investment or similar transaction approved by a majority of the Board of Directors; (f) securities issued for consideration other than cash pursuant to a merger, consolidation or similar business combination or acquisition of assets as approved by a majority of the Board of Directors; (g) the issuance of shares in connection with a firm commitment underwritten public offering of Common Stock with a nationally recognized investment banking firm at a price per share offered to the public of at least $5.00 per share of Common Stock which results in gross cash proceeds to the Corporation of at least $25,000,000; (h) any shares of Series A Preferred Stock issued in the form of a dividend to any Holder; or (i) any shares of Common Stock issued on exercise of any warrants issued by the Corporation on or prior to December 10, 2004 and warrants issued in connection with the issuance of New Series A Preferred Stock or any debt instrument convertible into New Series A Preferred Stock.

          (c) Except as granted to the Holders of Series A Preferred Stock pursuant to this Restated Certificate and except as may be provided to shareholders in connection with the issuance of additional preferred stock pursuant to Section A(1)(b) of this ARTICLE FOURTH, no shareholder of the Corporation shall, by reason of his holding shares of any class, have any preemptive or preferential right to purchase or subscribe to any shares of any class of the Corporation, now or hereafter to be authorized, or any other securities convertible into or carrying rights or options to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares or the issuance of shares upon exercise of any rights or options or upon conversion of such other securities would adversely affect the dividend or voting rights of such shareholder.

     6.   General Provisions.

          (a) The term "Person" or "person" as used herein means any corporation, partnership, trust, organization, association, other entity or individual.

          (b) The term "outstanding" when used with reference to shares of stock, shall mean issued shares, excluding shares held by the Corporation or a subsidiary.

          (c) The headings of the paragraphs, subparagraphs, clauses and subclauses herein are for convenience of reference only and shall not define, limit or affect any of the provisions hereof.

     7. Definitions. The following capitalized terms shall have the following meanings:

          "Fully Diluted Basis" means when used in reference to the number of shares of Common Stock held by a Person at any time, a number of shares of Common Stock equal to the sum of (x) the number of issued and outstanding shares of Common Stock then held by or such Person, plus (y) the total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all Convertible Securities and Options issued and outstanding at such time that are then held by such Person.

          "Initial Purchase Agreement" means that certain Purchase Agreement, dated January 29, 2004, between the Corporation and the purchasers named therein.


                                     B-1-16

          "New Purchase Agreement" means that certain Purchase Agreement, dated on or about the date of this Restated Certificate, between the Corporation and the purchasers named therein.

          "Series A Purchased Shares Purchase Price" means the (i) Series A-1 Purchased Shares Purchase Price, (ii) Series A-2 Purchased Shares Purchase Price
(iii) Series A-3 Purchased Shares Purchase Price, (iv) Series A-4 Purchased Shares Purchase Price or (v) Series A-5 Purchased Shares Purchase Price, as applicable.

          "Series A-1 Purchased Shares Purchase Price" means $2.15 per share.

          "Series A-2 Purchased Shares Purchase Price" means $2.75 per share.

          "Series A-3 Purchased Shares Purchase Price", means $3.25 per share.

          "Series A-4 Purchased Shares Purchase Price" means $3.25 per share.

          "Series A-5 Purchased Shares Purchase Price" means $3.25 per share.

          "Volume-Weighted Average Price" shall mean with respect to a security for any period, the sum of a number of daily calculations for each day in such period, and each daily calculation being equal to (i) the closing bid price for such security on Nasdaq or an applicable national securities exchange on such day multiplied by (ii) a fraction, the numerator of which the number of shares of such security traded as reported by Nasdaq or such national securities exchange for such day, and the denominator of which is the sum of all of the daily number of shares of such security traded as reported by Nasdaq or such national securities exchange during such period.


                                     B-1-17

APPENDIX B-2
------------

Amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our Preferred Stock by 3,000,000 to allow for the increase in the series of "blank check" Preferred Stock from 6,000,000 to 9,000,000.

          FOURTH:

A.   Classes of Shares; Definitions.

     1. Authorization.

          (1) The Corporation is authorized to issue two (2) classes of stock to be designated as "Common Stock" and "Preferred Stock". The total number of shares of capital stock that the Corporation is authorized to issue is one hundred and twenty million (120,000,000). The total number of shares of Common Stock that the Corporation is authorized to issue is eighty million (80,000,000), par value $0.001 (the "Common Stock"). The total number of shares of Preferred Stock that the Corporation is authorized to issue is forty million (40,000,000), par value $0.001, thirty one million (31,000,000) of which are designated as "Series A Preferred Stock", four million two hundred thousand (4,200,000) of which are designated as "Series A-1 Preferred Stock", two million six hundred thousand (2,600,000) of which are designated as "Series A-2 Preferred Stock", seven million two hundred thousand (7,200,000) of which are designated as "Series A-3 Preferred Stock", nine million (9,000,000) of which are designated as "Series A-4 Preferred Stock" and eight million (8,000,000) of which are designated as "Series A-5 Preferred Stock" (the Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series A-3 Preferred Stock, Series A-4 Preferred Stock and Series A-5 Preferred Stock, collectively, the "Series A Preferred Stock").

     (B) The Board of Directors is authorized to divide the nine million (9,000,000) shares of Preferred Stock that are not designated as Series A Preferred Stock from time to time into one or more series, and to determine or change by resolution for each such series its designation, the number of shares of such series, the powers, preferences and rights and the qualifications, limitations or restrictions for the shares of such series. The resolution or resolutions of the Board of Directors providing for the division of such Preferred Stock into series may include the following provisions:

          (1) The distinctive designation of each series and the maximum number of shares of each such series which may be issued, which number may be increased (except where otherwise provided by the Board of Directors in creating the series) or decreased (but not below the number of shares of the series then outstanding) from time to time by action of the Board of Directors;

          (2) Whether the holders of the shares of each such series are entitled to vote and, if so, the matters on which they are entitled to vote, the number of votes to which the holder of each such share is entitled, and whether the shares of such series are to be voted separately or together with shares of other series;


                                     B-2-1

          (3) The dividends to which holders of shares of each such series will be entitled; any restrictions, conditions or limitations upon the payment of those dividends; whether the dividends will be cumulative and, if cumulative, the date or dates from which the dividends will be cumulative;

          (4) Whether the shares of one or more of such series will be subject to redemption and, if so, whether redemption will be mandatory or optional and if optional, at whose option, the manner of selecting shares for redemption, the redemption price and the manner of redemption;

          (5) The amount payable on shares of each such series if there is a liquidation, dissolution or winding up of the Corporation which amount may vary at different dates and depending upon whether the liquidation, dissolution or winding up is voluntary or involuntary;

          (6) The obligation, if any, of the Corporation to maintain a purchase, retirement or sinking fund for shares of each such series;

          (7) Whether the shares of one or more of such series will be convertible into, or exchangeable for, any other types or securities, either at the option of the holder or of the Corporation and, if so, the terms of the conversions or exchanges;

          (8) Any other provisions regarding the powers preferences and rights, and the qualifications, limitations or restrictions, for each such series which are not inconsistent with applicable law.

          All shares of such series of Preferred Stock will be identical with each other in all respects, except that shares of any one such series issued at different times may differ as to the dates from which dividends on those shares, if cumulative, shall cumulate.


                                     B-2-2

APPENDIX B-3
------------

Amendment to our Restated Certificate of Incorporation with respect to the voting rights of the Series A-1 Preferred Stock, the Series A-2 Preferred Stock and the Series A-3 Preferred Stock.

          FOURTH:

B. Rights, Preferences, and Limitations of the Classes. The relative rights, preferences, and limitations of the shares of each class will be as follows:

     3.   Voting.

          (a) Series A Preferred Stock.

               (i) Each Holder shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by such Holder are then convertible (as adjusted from time to time pursuant to Section B(4) of this ARTICLE FOURTH below) at the record date for the determination of the shareholders entitled to vote on such matters, or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited, at each meeting of shareholders of the Corporation (and written actions of shareholders in lieu of meetings) with respect to any and all matters presented to the shareholders of the Corporation for their action or consideration and on all matters upon which holders of the Common Stock have the right to vote; provided however that, solely for purposes of this Section B(3)(a)(i) of this ARTICLE FOURTH, the number of votes for each share of (1) Series A-1 Preferred Stock, Series A-2 Preferred Stock and Series A-3 Preferred Stock (collectively, the "Old Series A Preferred Stock") shall not exceed the number of whole shares of Common Stock into which the shares of Old Series A Preferred Stock held by such Holder would be converted if the applicable Series A Conversion Price were $1.45 per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares) and (2) Series A-4 Preferred Stock and Series A-5 Preferred Stock (collectively, the "New Series A Preferred Stock") shall be one vote per share (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), or to the extent permitted by applicable law and the rules of Nasdaq or an applicable national securities exchange on which the Corporation's Common Stock is listed, equal to the number of whole shares of Common Stock into which the shares of New Series A Preferred Stock held by such Holder would be converted if the applicable Series A Conversion Price were the per share closing bid price of the Common Stock as quoted on Nasdaq or an applicable national securities exchange on the date of the initial issuance of the Series A-4 Preferred Stock. Notwithstanding the foregoing, in no event shall the New Series A Preferred Stock have less than one vote per share. Except as provided by law, by the provisions of Section by the provisions of Section B(2)(d) of this ARTICLE FOURTH, by the provisions of subparagraphs (ii) and
(iii) of this Section B(3) below or by the provisions establishing any other series of Preferred Stock, Holders of Series A Preferred Stock shall vote together with the holders of Common Stock as a single class.


                                     B-3-1

APPENDIX B-4
------------

Amendment to our Restated Certificate of Incorporation with respect to certain matters to be voted on by majority vote of the Series A Preferred Stock.

Amendment to Article Fourth:
----------------------------

          FOURTH:

B. Rights, Preferences, and Limitations of the Classes. The relative rights, preferences, and limitations of the shares of each class will be as follows:

     3.   Voting.

          (a)  Series A Preferred Stock.

               (iii) So long as at least 30% of the shares of Series A Preferred Stock actually issued remain outstanding (as adjusted for any stock splits, stock dividends, combinations, recapitalizations involving equity of the Corporation, reclassifications of other similar events involving a change with respect to the Series A Preferred Stock), without the approval of the Holders of a majority of the then outstanding shares of Series A Preferred Stock, given in writing or by vote at a meeting, consenting or voting (as the case may be) separately from any other class of the Corporation's capital stock, but together as a single group, the Corporation will not:


                      (1) consummate a merger or consolidation of the Corporation or the sale of all or substantially all of the assets of the Corporation;

                      (2) make an acquisition or series of related acquisitions for consideration aggregating more than $30,000,000 in value;

                      (3) issue any other class or series of capital stock of the Corporation ranking as to dividend rights, redemption rights, liquidation preference and other rights on parity or senior to the Series A Preferred Stock;

                      (4) pay any dividends or distributions on the capital stock of the Corporation, except for dividends on the Series A Preferred Stock as provided in this Restated Certificate;

                      (5) amend the Restated Certificate or the Corporation's bylaws to adversely affect the voting powers, preferences or other rights of the Series A Preferred Stock;

                      (6) consent to any liquidation, dissolution, re-capitalization or reorganization of the Corporation;

                      (7) borrow funds (in one or a series of related borrowings) in an amount exceeding $5,000,000 other than (i) revolving lines of credit provided by lenders based upon the Corporation's accounts receivable,
(ii) floor plan financings not to exceed $25,000,000 on customary terms and


                                     B-4-1
conditions and (iii) renewals or replacements of the Corporation's existing lines of credit and floor plan financings; or

                      (8) redeem or purchase any of the capital stock of the Corporation, except repurchases of Common Stock held by employees upon termination of employment pursuant to employment agreements in effect on May 21, 2004.

Amendment to Article Fifth:
---------------------------

FIFTH: In furtherance of and not in limitation of powers conferred by statute, it is further provided:

     (a). Election of directors need not be by written ballot, except as and to the extent provided in the By-laws of the Corporation.

     (b). Subject to Section (B)(3)(a)(iii)(5) of ARTICLE FOURTH, the Board of Directors is expressly authorized to adopt, amend or repeal the By-laws of the Corporation, except as and to the extent provided in the By-laws of the Corporation.


                                     B-4-2

APPENDIX B-5
------------

Amendment to our Restated Certificate of Incorporation with respect to certain exemptions to the preemptive rights of holders of the Series A Preferred Stock.

          FOURTH:

B. Rights, Preferences, and Limitations of the Classes. The relative rights, preferences, and limitations of the shares of each class will be as follows:

     5.   Preemptive Rights.
          -----------------

          (a) Each Holder shall be entitled to purchase its pro rata share (calculated by multiplying the number of securities to be issued in such equity offering including those issued pursuant this Section 5 by a fraction, the numerator of which is the number of shares of Common Stock held by such holder on a Fully Diluted Basis and the denominator of which is the number of shares of Common Stock held by all such holders of securities of the Corporation on a Fully Diluted Basis) of any future private equity offering by the Corporation.

          (b) Notwithstanding anything contained in this Section B(5)(a) of this ARTICLE FOURTH to the contrary, the preemptive rights of the Holders shall not apply to (a) shares of Common Stock sold to, or options to purchase Common Stock granted by the Corporation to, employees, consultants, officers, or directors of the Corporation pursuant to any option plan, agreement or other arrangement duly adopted by the Corporation and approved by a majority of the Board of Directors;
(b) any shares of Common Stock issued upon the conversion of shares of Series A Preferred Stock; (c) any shares of Common Stock issued in a transaction pursuant to which the Series A Conversion Price is adjusted under subparagraph (3), (4) or (5) of Section B(4)(a)(v) of this ARTICLE FOURTH; (d) any shares of Common Stock issued pursuant to the exchange, conversion or exercise of any Options or Convertible Securities that have previously been incorporated into computations hereunder on the date when such Options or Convertible Securities were issued;
(e) the issuance and sale of securities in connection with a strategic investment or similar transaction approved by a majority of the Board of Directors; (f) securities issued for consideration other than cash pursuant to a merger, consolidation or similar business combination or acquisition of assets as approved by a majority of the Board of Directors; (g) the issuance of shares in connection with a firm commitment underwritten public offering of Common Stock with a nationally recognized investment banking firm at a price per share offered to the public of at least $5.00 per share of Common Stock which results in gross cash proceeds to the Corporation of at least $25,000,000; (h) any shares of Series A Preferred Stock issued in the form of a dividend to any Holder; or (i) any shares of Common Stock issued on exercise of any warrants issued by the Corporation on or prior to December 10, 2004 and warrants issued in connection with the issuance of New Series A Preferred Stock or any debt instrument convertible into New Series A Preferred Stock.

          (c) Except as granted to the Holders of Series A Preferred Stock pursuant to this Restated Certificate and except as may be provided to shareholders in connection with the issuance of additional preferred stock pursuant to Section A(1)(b) of this ARTICLE FOURTH, no shareholder of the Corporation shall, by reason of his holding shares of any class, have any


                                     B-5-1
preemptive or preferential right to purchase or subscribe to any shares of any class of the Corporation, now or hereafter to be authorized, or any other securities convertible into or carrying rights or options to purchase shares of any class, now or hereafter to be authorized, whether or not the issuance of any such shares or the issuance of shares upon exercise of any rights or options or upon conversion of such other securities would adversely affect the dividend or voting rights of such shareholder.


                                     B-5-2

APPENDIX B-6
------------

Amendment to our Restated Certificate of Incorporation with respect to certain exemptions to the required adjustments to the Conversion Price of the Series A Preferred Stock.

          FOURTH:

B. Rights, Preferences, and Limitations of the Classes. The relative rights, preferences, and limitations of the shares of each class will be as follows:

     4.   Conversion Rights.

          (a) Series A Preferred Stock. The Series A Preferred Stock shall have the conversion rights as follows:

               (i) A Holder shall have the right, at its option, at any time and from time to time, and without the payment of additional consideration by such Holder, to convert any shares of Series A Preferred Stock into such number of fully paid and nonassessable shares of Common Stock as obtained by (i) multiplying the number of shares of Series A Preferred Stock so to be converted by, initially, the applicable Series A Purchased Shares Purchase Price and (ii) dividing the result by the conversion price equal to, initially, (A) with respect to the Series A-1 Preferred Stock, $2.15 per share (subject to adjustment, the "Series A-1 Conversion Price"), (B) with respect to the Series A-2 Preferred Stock, $2.75 per share (subject to adjustment, the "Series A-2 Conversion Price"), (C) with respect to the Series A-3 Preferred Stock, $3.25 per share (subject to adjustment, the applicable "Series A-3 Conversion Price"),
(D) with respect to the Series A-4 Preferred Stock, $3.25 per share (subject to adjustment, the "Series A-4 Conversion Price"), (E) with respect to the Series A-5 Preferred Stock, $3.25 per share (subject to adjustment, the "Series A-5 Conversion Price", or, in case an adjustment of such price has taken place pursuant to this Section 4, then by the applicable conversion price as last adjusted and in effect at the date any share or shares of the applicable Series A Preferred Stock are surrendered for conversion), (such Series A-1 Conversion Price, Series A-2 Conversion Price, Series A-3 Conversion Price, Series A-4 Conversion Price or Series A-5 Conversion Price, or any of the aforementioned as last adjusted, hereafter referred to as the "Series A Conversion Price", as applicable). To the extent that dividends may be declared in accordance with the Business Corporation Law, accrued but unpaid dividends will be paid in cash on any such conversion. If such dividends are not paid at any such time, such dividends will remain outstanding until they may be paid and at such time such dividends shall be paid in cash together with interest on such outstanding amount and, to the extent permitted by applicable law, interest on such interest at the rate of 6% per annum from the date of such conversion to the date of such payment calculated on an actual days basis.

               (ii) (A) After the date that is 18 months following the most recent date of issuance of the Old Series A Preferred Stock, the outstanding Old Series A Preferred Stock shall be automatically converted into Common Stock at the applicable Series A Conversion Price then in effect on the date on which the Volume-Weighted Average Price of the Corporation's Common Stock for the immediately preceding sixty (60) consecutive trading days exceeds four (4) times the weighted average of the applicable Series A Conversion Prices. After the


                                     B-6-1
date that is 18 months following the most recent date of issuance of the New Series A Preferred Stock, the outstanding New Series A Preferred Stock shall be automatically converted into Common Stock at the applicable Series A Conversion Price then in effect on the date on which the Volume-Weighted Average Price of the Corporation's Common Stock for the immediately preceding sixty (60) consecutive trading days exceeds four (4) times the applicable Series A Conversion Price. To the extent that dividends may be declared in accordance with the Business Corporation Law, accrued but unpaid dividends will be paid in cash on any such conversion. If such dividends are not paid at any such time, such dividends will remain outstanding until they may be paid and at such time such dividends shall be paid in cash together with interest on such outstanding amount and, to the extent permitted by applicable law, interest on such interest at the rate of 6% per annum from the date of such conversion to the date of such payment calculated on an actual days basis.

                      (B) Notwithstanding anything to the contrary herein, no shares of outstanding Series A Preferred Stock shall be automatically converted into Common Stock pursuant to this paragraph unless at the time of such proposed conversion the Corporation shall have on file with the Securities and Exchange Commission an effective registration statement with respect to the shares of Common Stock issued or issuable to the Holders (A) on conversion of the Series A Preferred Stock then issued or issuable to such Holders, (B) on exercise of all of the warrants to purchase Common Stock of the Corporation pursuant to the Initial Purchase Agreement, (C) on exercise of all of the warrants to purchase Common Stock of the Corporation pursuant to the New Purchase Agreement and such shares of Common Stock have been listed on the Nasdaq Stock Market (or other national stock exchange or national over-the-counter bulletin board approved by the Holders of a majority of the then outstanding shares of Series A Preferred Stock).

               (iii) In order to convert Series A Preferred Stock into full shares of Common Stock if (i) such conversion is pursuant to paragraph (i) of this Section B(4)(a), the Holder shall (A) fax a copy of a fully executed notice of conversion ("Notice of Conversion") to the Corporation at the office of the Corporation or to the Corporation's designated transfer agent (the "Transfer Agent") for the Series A Preferred Stock stating that the Holder elects to convert, which notice shall specify the date of conversion, the number of shares of Series A Preferred Stock to be converted, the Series A Conversion Price and a calculation of the number of shares of Common Stock issuable upon such conversion (together with a copy of the front page of each certificate to be converted) and (B) surrender to a nationally recognized courier service for either overnight or two (2) day delivery to the office of the Corporation or its Transfer Agent, the original certificates representing the Series A Preferred Stock being converted (the "Preferred Stock Certificates"), duly endorsed for transfer, and (ii) such conversion is pursuant to paragraph (ii) of this Section B(4)(a), the Corporation shall fax a copy of a Notice of Conversion to the Holders stating that the shares of Series A Preferred Stock have been automatically converted into Common Stock, which notice shall specify the date of such automatic conversion, the number of shares of Series A Preferred Stock that have been converted, the Series A Conversion Price and a calculation of the number of shares of Common Stock issuable upon such conversion; provided, however, that the Corporation's failure to issue a Notice of Conversion shall not affect the automatic conversion of such shares of Series A Preferred Stock and the automatic cancellation of the certificates representing such shares of Series A Preferred Stock. In the event of an automatic conversion pursuant to paragraph (ii) of this Section B(4)(a), the outstanding shares of Series A


                                     B-6-2

Preferred Stock shall be converted automatically without any further action by the Holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its Transfer Agent and the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless either the Preferred Stock Certificates are delivered to the Corporation or the Transfer Agent as provided above, or the Holder notifies the Corporation or its Transfer Agent that such certificates have been lost, stolen or destroyed (subject to the requirements of paragraph (iv) of this Section B(4)(a) below).

               (iv) Upon receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of any Preferred Stock Certificates and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in an amount reasonably satisfactory to the Corporation, or (in the case of mutilation) upon surrender and cancellation of such Preferred Stock Certificates, the Corporation will issue, in lieu thereof, new Preferred Stock Certificates of like tenor.

               (v) The Series A Conversion Price shall be subject to adjustment from time to time as follows:

                      (1) Except as provided in subparagraph (v)(2) of this Section B(4)(a) below, if and whenever the Corporation shall issue or sell, or is, in accordance with subparagraphs (A) through (H) of this Section B(4)(a)(v)(1) below, deemed to have issued or sold, any shares of Common Stock for a consideration per share less than a Series A Conversion Price in effect immediately prior to the time of such issue or sale, then, forthwith upon such issue or sale, the applicable Series A Conversion Price shall be reduced to the price determined by dividing (x) an amount equal to the sum of (a) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Series A Conversion Price and (b) the consideration, if any, received by the Corporation upon such issue or sale, by
(y) the total number of shares of Common Stock outstanding immediately after such issue or sale. For purposes of determining the number of shares of Common Stock outstanding as provided in clauses (x) and (y) above, the number of shares of Common Stock issuable upon conversion of all outstanding shares of Preferred Stock, exercise of all outstanding Options (as defined below) and conversion of all outstanding Convertible Securities (as defined below) shall be deemed to be outstanding.

          For purposes of subparagraph (1) of this Section B(4)(a)(v), the following subparagraphs (A) to (H) of this Section B(4)(a)(v)(1) shall also be applicable:

                      (A) In case at any time the Corporation shall in any manner grant (whether directly or by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by


                                     B-6-3
the Corporation as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Corporation upon the exercise of all such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Series A Conversion Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options and thereafter shall be deemed to be outstanding. Except as otherwise provided in subparagraph (C) of this Section B(4)(a)(v)(1), no adjustment of the Series A Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                      (B) In case the Corporation shall in any manner issue (whether directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than a Series A Conversion Price in effect immediately prior to the time of such issue or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issue or sale of such Convertible Securities and thereafter shall be deemed to be outstanding, provided that (a) except as otherwise provided in subparagraph (C) of this Section B(4)(a)(v)(1), no adjustment of such Series A Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and (b) if any such issue or sale of such Convertible Securities is made upon exercise of any Options to purchase any such Convertible Securities for which adjustments of such Series A Conversion Price have been or are to be made pursuant to other provisions of this Section B(4)(a)(v)(1), no further adjustment of such Series A Conversion Price shall be made by reason of such issue or sale.

                      (C) Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subparagraph (A) of this Section B(4)(a)(v)(1), the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subparagraph (A) or (B) of this Section B(4)(a)(v)(1), or the rate at which Convertible Securities referred to in subparagraph (A) or (B) of this Section B(4)(a)(v)(1) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Series A


                                     B-6-4

Conversion Price in effect at the time of such event shall forthwith be readjusted to the Series A Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold, but only if as a result of such adjustment the Series A Conversion Price then in effect hereunder is thereby reduced; and on the termination of any such Option or any such right to convert or exchange such Convertible Securities, the Series A Conversion Price then in effect hereunder shall forthwith be increased to the Series A Conversion Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

                      (D) In the event of the termination or expiration of any right to purchase Common Stock under any Option or of any right to convert or exchange Convertible Securities, the current Series A Conversion Price, if previously adjusted in accordance with this Section B(4), shall, upon such termination, be changed to the Series A Conversion Price that would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, only been issued in amounts necessary to allow for the number of shares of Common Stock actually issued upon the conversion, exchange or exercise of such Option or Convertible Securities, and the shares of Common Stock issuable thereunder shall no longer be deemed to be outstanding.

                      (E) In case the Corporation shall declare a dividend or make any other distribution upon any stock of the Corporation (other than Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                      (F) In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith. In case any Options shall be issued in connection with the issue and sale of other securities of the Corporation, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors.

                      (G) In case the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or


                                     B-6-5

Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                      (H) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Corporation, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purpose of this of this Section B(4)(a)(v)(1)(H).

          (2) Anything herein to the contrary notwithstanding, the Corporation shall not be required to make any adjustment of the Series A Conversion Price in the case of the issuance from and after the date of filing of this Restated Certificate of Incorporation of (a) shares of Common Stock sold to, or Options to purchase Common Stock granted by the Corporation to, employees, consultants, officers, or directors of the Corporation pursuant to any option plan, agreement or other arrangement duly adopted by the Corporation and approved by a majority of the Board of Directors; (b) any shares of Common Stock upon the conversion of shares of Series A Preferred Stock; (c) any shares of Common Stock pursuant to which the Series A Conversion Price is adjusted under subparagraphs (3), (4) or
(5) of this Section B(4)(a)(v); (d) any shares of Common Stock issued pursuant to the exchange, conversion or exercise of any Options or Convertible Securities that have previously been incorporated into computations hereunder on the date when such Options or Convertible Securities were issued; (e) the issuance and sale of securities in connection with a strategic investment or similar transaction approved by a majority of the Board of Directors; (f) securities issued for consideration other than cash pursuant to a merger, consolidation or similar business combination or acquisition of assets as approved by a majority of the Board of Directors; (g) the issuance of shares in connection with a firm commitment underwritten public offering of Common Stock with a nationally recognized investment banking firm at a price per share offered to the public of at least $5.00 per share of Common Stock which results in gross cash proceeds to the Corporation of at least $25,000,000; (h) any shares of Series A Preferred Stock issued in the form of a dividend to any Holder; or (i) any shares of Common Stock issued on exercise of any warrants issued by the Corporation on or prior to December 10, 2004 and warrants issued in connection with the issuance of New Series A Preferred Stock or any debt instrument convertible into New Series A Preferred Stock.

          (3) In the event the outstanding shares of Common Stock shall be subdivided or increased, by stock split or stock dividend, into a greater number of shares of Common Stock, the number of shares of Common Stock into which any Series A Preferred Stock is convertible shall concurrently with the effectiveness of such subdivision or payment of such stock dividend, be proportionately increased. In the event the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the number of shares of Common Stock into which any Series A Preferred Stock is convertible shall, concurrently with the effectiveness of such combination or consolidation, be proportionately decreased.

          (4) If the Common Stock issuable upon conversion of the Series A Preferred Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares


                                     B-6-6
provided for above), the number of shares of Common Stock into which any Series A Preferred Stock is convertible shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted such that the Series A Preferred Stock shall be convertible into, in lieu of the number of shares of Common Stock which the Holders would otherwise have been entitled to receive, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the Holders upon conversion of the Series A Preferred Stock immediately before that change.

          (5) In case of any consolidation with or merger of the Corporation with or into another corporation, or in case of any sale, lease or conveyance to another corporation of the assets of the Corporation as an entirety or substantially as an entirety, the Series A Preferred Stock shall after the date of such consolidation, merger, sale, lease or conveyance be convertible into the number of shares of stock or other securities or property (including cash) to which the Common Stock issuable (at the time of such consolidation, merger, sale, lease or conveyance) upon conversion of the Series A Preferred Stock would have been entitled upon such consolidation, merger, sale, lease or conveyance; and in any such case, if necessary, the provisions set forth herein with respect to the rights and interests thereafter of the Holders shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the conversion of the shares of Series A Preferred Stock.

               (vi) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series A Conversion Price pursuant to this Section B(4)(a) the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder a certificate setting forth such adjustment or readjustment in accordance with the terms hereof and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any Holder, furnish or cause to be furnished to such Holder a like certificate setting forth (i) such adjustments and readjustments and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of such Series A Preferred Stock.

               (vii) The Corporation no later than 6:00 p.m. (New York City time) on the third (3rd) business day after receipt by the Corporation or its Transfer Agent of all necessary documentation duly executed and in proper form required for conversion, including the original Preferred Stock certificates to be converted (or after provision for security or indemnification in the case of lost, stolen or destroyed certificates, if required), shall issue and surrender to a nationally recognized overnight delivery service for either overnight or (if delivery is outside the United States) two (2) day delivery to the Holder as shown on the stock records of the Corporation a certificate for the number of shares of Common Stock to which the Holder shall be entitled as aforesaid.

               (viii) The date on which a voluntary conversion pursuant to Section B(4)(a)(i) occurs (the "Date of Voluntary Conversion") shall be deemed to be the date the applicable Notice of Conversion is faxed to the Corporation or the Transfer Agent, as the case may be, provided that the advance copy of the Notice of Conversion is faxed to the Corporation on or prior to 6:00 p.m., New


                                     B-6-7

York City time, on the Date of Conversion. An automatic conversion pursuant to
Section 4(a)(ii) shall occur on the date on which such automatic conversion is deemed to occur pursuant to Section B(4)(a)(ii) (the "Date of Automatic Conversion", and together with the Date of Voluntary Conversion, the "Date of Conversion"). The original Preferred Stock certificates representing the shares of Series A Preferred Stock to be converted shall be surrendered by depositing such certificates with a nationally recognized overnight delivery service for either overnight or two (2) day delivery, as soon as practicable following the Date of Voluntary Conversion or as soon as practicable following the date such Holder receives notice of the Date of Automatic Conversion. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such shares of Common Stock on the Date of Conversion.

               (ix) No fractional shares of Common Stock shall be issued upon conversion of the Series A Preferred Stock. In lieu of any fractional share to which the Holder would otherwise be entitled, the Corporation shall (after aggregating all shares into which shares of Series A Preferred held by each Holder could be converted) pay cash equal to such fraction multiplied by the market price per share of Common Stock (as determined in a reasonable manner by the Board of Directors) at the close of business on the Date of Conversion.

               (x) In the event that the Corporation shall propose at any time:

                      (1) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend;

                      (2) to effect any reclassification or recapitalization of its Common Stock; or

                      (3) to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all its property or business, or to liquidate, dissolve or wind up;

          then, in connection with each such event, the Corporation shall send to the Holders of the Series A Preferred Stock:

                      (A) at least twenty (20) days' prior written notice of the date on which a record shall be taken for such dividend or distribution (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in (2) and (3) above; and

                      (B) in the  case of the  matters  referred  to in (2) and
(3) above, at least twenty (20) days' prior written notice of the date when the same shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon the occurrence of such event).


                                     B-6-8

          Each such written notice shall be given by first class mail, postage prepaid, addressed to the Holders at the address for each such Holder as shown on the books of the Corporation.

               (xi) The Corporation will not, by amendment of its Restated Certificate or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action (other than actions taken in good faith), avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in carrying out all the provisions of this Article and in taking all such action as may be necessary or appropriate in order to protect the conversion rights of the Holders against impairment.

               (xii) All shares of the Series A Preferred Stock which shall have been subject to a voluntary conversion pursuant to subparagraph (i) of Section B(4)(a) of this ARTICLE FOURTH or to an automatic conversion pursuant to subparagraph (ii) of Section B(4)(a) of this ARTICLE FOURTH shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate except only the right of the Holders thereof to receive shares of Common Stock in exchange therefor and to receive payment of any unpaid dividends thereon. Any shares of the Series A Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Corporation may from time to time take such appropriate action as may be necessary to reduce the authorized Series A Preferred Stock.

          (b) The Corporation shall, at all times when the Series A Preferred Stock shall be outstanding, reserve and keep available, free from preemptive rights, out of its authorized but unissued stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all such outstanding Series A Preferred Stock.

          (c) The Corporation shall pay all documentary, stamp, transfer or other transactional taxes attributable to the issuance or delivery of shares of Common Stock of the Corporation upon conversion of any shares of Series A Preferred Stock, as the case may be; provided that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the Holder of the shares of Series A Preferred Stock in respect of which such shares are being issued.

          (d) If any shares of Common Stock to be reserved for the purpose of conversion of shares of Series A Preferred Stock require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon conversion, then the Corporation will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be. If, and so long as, any Common Stock into which the shares of Series A Preferred Stock are then convertible is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance all shares of such Common Stock issuable upon conversion.

          (e) All shares of Common Stock which may be issued upon conversion of the shares of Series A Preferred Stock will be, upon issuance by the Corporation duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof and the Corporation shall take no action which will cause a contrary result (including without limitation any action which would cause any Series A Conversion Price to be less than the par value, if any, of the Common Stock).

          (f) If any adjustment under this Section B(4)(a)(v) would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be rounded to the nearest whole number of shares with one-half share being rounded up.